Phoenix Equity Planning Corporation
PO Box 2200
Enfield CT 06083-2200


                                                                  PRSRT STD
                                                              U.S. Postage PAID
                                                               Springfield, MA
                                                                Permit No. 444







                                                                 PXP 394 (12/99)

Phoenix Investment Partners
   |
   |
   |                         Annual Report
   |
   |
   |                                October 31, 1999
   |
   |
   |
   |     --------------------
   |---  Duff & Phelps            > Phoenix-Duff & Phelps
   |     --------------------       Core Bond Fund
   |
   |
   |
   |     --------------------
   |---  ENGEMANN                 > Phoenix-Engemann
   |     --------------------       Aggressive Growth Fund
   |
   |
   |
   |
   |
   |                              > Phoenix-Engemann
   |                                Capital Growth Fund
   |
   |
   |
   |
   |
   |---  | Goodwin |              > Phoenix-Goodwin
   |                                High Yield Fund
   |
   |                              > Phoenix-Goodwin
   |                                Money Market Fund
   |
   |
   |
   |
   |
   |---  Oakhurst                 > Phoenix-Oakhurst
   |                                Balanced Fund




[LOGO]    PHOENIX
          INVESTMENT PARTNERS

Table of Contents



The Phoenix-Duff & Phelps Core Bond Fund Series ...........................    2
The Phoenix-Engemann Aggressive Growth Fund Series ........................    9
The Phoenix-Engemann Capital Growth Fund Series ...........................   17
The Phoenix-Goodwin High Yield Fund Series ................................   25
The Phoenix-Goodwin Money Market Fund Series ..............................   35
The Phoenix-Oakhurst Balanced Fund Series .................................   42
Notes to Financial Statements .............................................   55

Message from the President




Dear Shareholder:


[Photo of President]


     We are pleased to provide this annual report for the Phoenix Series Funds for the 12 months ended October 31, 1999. On the following pages, your Funds' portfolio managers review market events over the last year and discuss their investment strategy. We hope you find their comments informative.

     As the year comes to a close, this may be a good time to keep in mind a few "basics of investing" to help you take a long-term market perspective.

     Remain focused on your long-term investment strategy. Redeeming an investment when the market drops or a fund's share price falls can work against you over time. You could miss out on opportunities for your investment to grow when the market or the fund's share price begins to move up. And over time, that could make a big difference in how successful you are in achieving your financial goals.

     Diversify your portfolio. Spreading your investments among different asset classes and investment styles helps reduce risk. If one type of investment doesn't perform well over a certain time period, it may be offset by the good results of another investment.

     Take advantage of dollar-cost averaging. You can make market fluctuations work to your advantage by investing a set amount of money at regular intervals. This is called dollar-cost averaging, and it means that when prices are low you will be buying more units and when prices are high, you'll buy less. Periodic investment plans do not assure a profit or protect against a loss in declining markets. This type of plan involves continuous investments in securities regardless of fluctuating price levels. Investors should consider their financial ability to continue purchases through periods of low price levels.

     If you have any questions, please contact your financial advisor or call us at 1-800-243-1574, between 8:00 a.m. and 6:00 p.m. Eastern Time, Monday through Friday.


Sincerely,



Philip R. McLoughlin

November 19, 1999
--------------------------------------------------------------------------------
Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.
--------------------------------------------------------------------------------

Phoenix-Duff & Phelps Core Bond Fund Series



A Discussion with the Fund's Portfolio Management Team

Q: What is the Fund's investment objective?

A: In August, shareholders of the former Phoenix-Goodwin U.S. Government Securities Fund approved the Phoenix Investment Partners Board of Trustees' recommendation that the investment objective of the Fund be changed to capital appreciation as well as current income through investments in investment-grade securities, primarily corporate bonds. The Fund is appropriate for investors seeking a total return in excess of the bond market as defined by the Lehman Brothers Aggregate Index. The Fund also strives to maintain an overall high credit quality rating of at least AA-. Shareholders also approved the appointment of Duff & Phelps Investment Management Co. as the investment adviser to the Fund. Duff & Phelps Investment Management Co., a subsidiary of Phoenix Investment Partners, Ltd., currently manages over $18 billion in high quality fixed-income securities for institutions and high-net-worth individuals. To reflect the new investment objective and adviser name, the Fund was renamed Phoenix-Duff & Phelps Core Bond Fund.

Q: What was the Fund's return for the fiscal year ended October 31, 1999?

A: Class A shares had a negative return of (1.97%) and Class B shares had a negative return of (2.77%) compared with a negative return of (1.55%) for the Lehman Brothers U.S. Treasury Index,10 which the Fund was managed against. The Fund's former benchmark index, the Lehman Brothers Government Bond Index9, had a negative return of (1.21%). The new benchmark for the Phoenix-Duff & Phelps Core Bond Fund is the Lehman Aggregate Bond Index8, which had a return of 0.53% for the 12 months ended October 31, 1999. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: What factors contributed to performance?

A: Above-average relative performance during 1999 was offset by poor performance during the last two months of 1998, leading to slightly below-average relative performance for the fiscal year. The lingering effects of the 1998 credit market disruption, coupled with our strategy to de-emphasize Treasuries in favor of other spread sectors, led to a poor start for the fiscal year. However, our decision to allocate a large portion of the portfolio to Agency mortgage-backed securities during the 1999 portion of the fiscal reporting period contributed positively to performance.

Q: What is Duff & Phelps Investment Management Co.'s core fixed-income philosophy?

A: Duff & Phelps Investment Management Co. believes that diversified and controlled exposure to a variety of risks associated with the fixed-income markets provides the best opportunity to achieve above-market returns over the long term. Duff & Phelps employs intensive fundamental research to determine the appropriate mix of active sector rotation, opportunistic investing in specific issues, and exposure to changes in interest rates. The sector allocation decision is derived from assessing the relative value of industries, credit trends, and supply and demand. Duff & Phelps also relies on opportunistic issue selection to enhance sector decisions. A bottom-up strategy is employed that uses rigid credit quality analysis and an assessment of relative default risk. Finally, our fixed-income team uses interest rate forecasting to determine the appropriate level of price risk that the Fund should incur. This forecast is based on analysis of domestic and international economic activity.

Q: How have you restructured the portfolio to reflect the new investment objective?

A: We are opportunistically restructuring the Phoenix-Duff & Phelps Core Bond Fund to align it with the firm's fixed-income philosophy. However, market liquidity has diminished due to Y2K concerns. We expect the restructuring to be completed over the next quarter. We would expect investment-grade corporate exposure to increase and the mortgage coupon mix to shift during this time period. We would also anticipate a reduction in the taxable municipal bond position. In addition to the above sector changes, we anticipate a change in the overall price risk of the portfolio as a result of our interest rate strategy.

Q: What is Duff & Phelps current investment outlook?

A: Our long-term interest rate outlook is positive. We believe that the domestic economy will slow in the year 2000 and that inflation will remain benign. With growth slowing to a more manageable level, we expect the Federal Reserve to discontinue its tightening bias, which should allow interest rates to trend lower. However, there is near-term concern over exaggerated growth due to Y2K inventory-building that has caused us to be somewhat cautious. The outlook on spread product also remains positive. Spread products continue to trade near their historical wide ranges versus Treasuries, despite strong fundamental underpinnings. We currently are recommending an overweighted position in spread product sectors.

                                                               November 18, 1999

Phoenix-Duff & Phelps Core Bond Fund Series

Average Annual Total Returns(1)                                                               PERIODS ENDING 10/31/99

                                                                                                 INCEPTION    INCEPTION
                                                               1 YEAR      5 YEAR     10 YEAR   TO 10/31/99     DATE
                                                               ------      ------     -------   -----------   ---------
Class A Shares at NAV(2)                                       (1.97)%      6.44%        6.73%      --           --
Class A Shares at POP(3)                                       (6.63)       5.41         6.21       --           --
Class B Shares at NAV(2)                                       (2.77)       5.63          --       4.22%      2/24/94
Class B Shares with CDSC(4)                                    (6.45)       5.63          --       4.22       2/24/94
Class C Shares at NAV(2)                                         --          --           --       0.53      10/12/99
Class C Shares with CDSC(4)                                      --          --           --      (0.47)     10/12/99
Lehman Brothers Aggregate Bond Index(8)                         0.53        7.94         7.88     Note 5      Note 5
Lehman Brothers Government Bond Index(9)                       (1.21)       7.69         7.69     Note 6      Note 6

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.

4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.

5 Index performance is 6.40% for Class B (since 2/28/94) and 0.37% for Class C (since 9/30/99), respectively.

6 Index performance is 6.18% for Class B (since 2/28/94) and 0.16% for Class C (since 9/30/99), respectively.

7 This chart illustrates POP returns on Class A shares for ten years. Returns on Class B and Class C shares will vary due to differing sales charges.

8 The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. The index's performance does not reflect sales charges.

9 The Lehman Brothers Government Bond Index is an unmanaged, commonly used measure of total return performance for government bonds. The index's performance does not reflect sales charges.

     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Indices are not available for direct investment.

10 The Lehman Brothers U.S. Treasury Index is an unmanaged, commonly used measure of total return performance for U.S. Treasury securities.


Growth of $10,000                                        PERIODS ENDING 10/31/99

[Edgar representation of data points used in printed graphics]

                             Phoenix-Duff & Phelps               Lehman Brothers                     Lehman Brothers
                                Core Bond A(7)               Government Bond Index (8)           Aggregate Bond Index (9)


10/31/1989                    $ 9,525                            $10,000                                 $10,000
10/31/1990                    $10,015                            $10,593                                 $10,631
10/31/1991                    $11,446                            $12,140                                 $12,312
10/30/1992                    $12,666                            $10,392                                 $13,523
10/28/1993                    $13,840                            $15,152                                 $15,128
10/31/1994                    $13,369                            $14,476                                 $14,573
10/31/1995                    $15,349                            $16,700                                 $16,854
10/31/1996                    $15,971                            $17,555                                 $17,840
10/31/1997                    $17,225                            $19,074                                 $19,426
10/30/1998                    $18,631                            $21,226                                 $21,239
10/29/1999                    $18,254                            $20,970                                 $21,352



This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/31/89 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.


Sector Weightings                                              10/31/99

                        As a percentage of bond holdings

                          [PIE CHART GRAPHIC OMITTED]


O Agency Mortgage-Backed          69%
O Corporate                       12
O Municipal                        9
O US Government                    7
O Non-Agency Mortgage-Backed       2
O Asset-Backed                     1

Phoenix-Duff & Phelps Core Bond Fund Series


                        INVESTMENTS AT OCTOBER 31, 1999

                                                 STANDARD
                                                 & POORS     PAR
                                                 RATING     VALUE
                                               (Unaudited)  (000)      VALUE
                                               ----------- -------  -----------
U.S. GOVERNMENT SECURITIES--6.1%

U.S. Treasury Notes 6.25%, 10/31/01(d) ....        AAA     $ 6,000  $ 6,047,976
U.S. Treasury Notes 5.75%, 4/30/03 ........        AAA       3,500    3,477,095
-------------------------------------------------------------------------------
Total U.S. Government Securities
(Identified cost $9,632,500)                                          9,525,071
-------------------------------------------------------------------------------

AGENCY MORTGAGE-BACKED SECURITIES--59.7%

Fannie Mae 10%, 5/25/04 ...................        AAA       1,206    1,256,178
Fannie Mae 6.75%, 5/25/19 .................        AAA       1,000      989,782
Fannie Mae 6.75%, 6/25/21 .................        AAA       1,000      989,956
Fannie Mae TBA 6.50%, 5/15/13 .............        AAA       4,000    3,918,750
Fannie Mae TBA 6%, 10/19/13 ...............        AAA      10,650   10,227,328
GNMA 8.50%, '01-'22 .......................        AAA         181      183,950
GNMA 8%, 9/15/05 ..........................        AAA          82       83,834
GNMA 8%, 9/15/06 ..........................        AAA          11       10,878
GNMA 7.50%, 12/15/25 ......................        AAA       5,182    5,198,375
GNMA 7.50%, 10/15/26 ......................        AAA       1,232    1,234,747
GNMA 7%, 1/15/28 ..........................        AAA       7,454    7,310,014
GNMA 7%, 3/15/28 ..........................        AAA       9,822    9,631,494
GNMA 6.50%, 9/15/28 .......................        AAA       4,921    4,701,199
GNMA 6.50%, 9/15/28 .......................        AAA       7,601    7,261,752
GNMA 6.50%, 9/15/28 .......................        AAA      17,428   16,648,849
GNMA 6%, 1/15/29 ..........................        AAA      10,563    9,800,548
GNMA 6%, 1/15/29 ..........................        AAA       3,579    3,320,621
GNMA 6%, 1/15/29 ..........................        AAA       8,842    8,203,559
GNMA 7.50%, 1/15/29 .......................        AAA       2,578    2,584,903
-------------------------------------------------------------------------------
Total Agency Mortgage-Backed Securities
(Identified cost $97,487,004)                                        93,556,717
-------------------------------------------------------------------------------

                                                 STANDARD
                                                 & POORS     PAR
                                                 RATING     VALUE
                                               (Unaudited)  (000)      VALUE
                                               ----------- -------  -----------

MUNICIPAL BONDS--7.9%

California--3.7%
San Francisco City & County Redevelopment
Agency Revenue Taxable 9.75%,
6/1/13(d) .................................        AAA     $ 4,800  $ 5,868,000

Illinois--2.6%
Chicago Public Building Commission Special
Obligation Taxable 6.65%, 1/1/01(c) .......        AAA       1,000    1,002,500

Chicago Public Building Commission
Special Obligation Taxable 7%,
1/1/06(c) .................................        AAA       2,000    2,005,000

Chicago Public Building Commission
Special Obligation Taxable 7%,
1/1/07(c) .................................        AAA       1,050    1,052,625
                                                                    ------------
                                                                      4,060,125
                                                                    ------------
Massachusetts--1.6%
Massachusetts Port Authority Revenue
Taxable Series C 6.35%, 7/1/06 ............        AA-       1,000      962,500
Massachusetts Port Authority Revenue
Taxable Series C 6.45%, 7/1/09 ............        AA-       1,575    1,496,250
                                                                    ------------
                                                                      2,458,750
                                                                    ------------
--------------------------------------------------------------------------------
Total Municipal Bonds
(Identified cost $12,826,194)                                        12,386,875
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES--0.8%

ContiMortgage Home Equity Loan
Trust 98-1, B 7.86%, 4/15/29 ..............        BBB-       1,470   1,344,590
--------------------------------------------------------------------------------
Total Asset-Backed Securities
(Identified cost $1,478,728)                                          1,344,590
--------------------------------------------------------------------------------

                        See Notes to Financial Statements

Phoenix-Duff & Phelps Core Bond Fund Series


                                                 STANDARD
                                                 & POORS     PAR
                                                 RATING     VALUE
                                               (Unaudited)  (000)      VALUE
                                               ----------- -------  -----------

CORPORATE BONDS--10.5%

Banks (Money Center)--1.8%
Citicorp Capital I 7.933%, 2/15/27 ..........      A      $  3,000   $2,865,000
Computers (Software & Services)--2.6%
Electronic Data Systems Corp. 7.125%,
10/15/09 ....................................      A+        4,000    4,005,000
Consumer Finance--2.3%
Ford Motor Credit Co. 5.80%, 1/12/09               A         4,000    3,615,000
Telecommunications (Long Distance)--3.8%
MCI WorldCom, Inc. 7.75%, 4/1/07(d) .........      A         3,000    3,108,750
US West Capital Funding, Inc. 6.375%,
7/15/08(d) ..................................      A-        3,000    2,812,500
--------------------------------------------------------------------------------
Total Corporate Bonds
(Identified cost $16,282,427)                                        16,406,250
--------------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED

SECURITIES--1.9%

J.P. Morgan Commercial Mortgage Finance
Corp. 97-C5, A2 7.069%, 9/15/29 .............      AAA       3,000    2,997,210
--------------------------------------------------------------------------------
Total Non-Agency Mortgage-Backed Securities
(Identified cost $2,967,664)                                          2,997,210
--------------------------------------------------------------------------------

PREFERRED STOCKS--11.1%

REITS--11.1%

                                                            SHARES
                                                            ------
Home Ownership Funding 2, Step-down
Pfd. 144A 13.338%(b)(e) .....................               20,722   17,494,590
--------------------------------------------------------------------------------
Total Preferred Stocks
(Identified cost $18,049,396)                                        17,494,590
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Long-Term Investments--98.0%
(Identified cost $158,723,913)                                      153,711,303
--------------------------------------------------------------------------------

                                                      SHARES        VALUE
                                                     --------      --------
SHORT-TERM OBLIGATIONS--9.9%

Money Market Mutual Funds--9.9%

State Street Global Advisors Seven Seas
Money Market Fund (5.07% seven day
effective yield) ............................       15,472,142   $ 15,472,142
--------------------------------------------------------------------------------
Total Short-Term Obligations
(Identified cost $15,472,142)                                      15,472,142
--------------------------------------------------------------------------------
Total Investments--107.9%
Identified cost ($174,196,055)                                    169,183,445(a)
Cash and receivables, less liabilities--(7.9%)                    (12,422,425)
                                                                 ------------
NET ASSETS--100.0%                                               $156,761,020
                                                                 ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $309,244 and gross depreciation of $5,321,854 for federal income tax purposes. At October 31, 1999, the aggregate cost of securities for federal income tax purpose was $174,196,055.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1999, these securities amounted to a value of $17,494,590 or 11.2% of net assets.

(c)  These bonds are fully defeased by U.S. Government Treasury Obligations.

(d)  All or portion segregated as collateral.

(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.


                       See Notes to Financial Statements                       5

Phoenix-Duff & Phelps Core Bond Fund Series

                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1999

Assets
Investment securities at value
    (Identified cost $174,196,055)                                $ 169,183,445
Receivables
    Interest                                                          1,393,924
    Fund shares sold                                                    687,132
Prepaid expenses                                                          3,393
                                                                  -------------
Total assets                                                        171,267,894
                                                                  -------------
Liabilities
Payables
    Investment securities purchased                                  14,078,031
    Fund shares repurchased                                             211,982
    Investment advisory fee                                              59,838
    Transfer agent fee                                                   44,652
    Distribution fee                                                     40,817
    Financial agent fee                                                  16,877
    Trustees' fee                                                         4,216
Accrued expenses                                                         50,461
                                                                  -------------
      Total liabilities                                              14,506,874
                                                                  -------------
Net Assets                                                        $ 156,761,020
                                                                  =============
Net Assets Consist of:
    Capital paid in on shares of beneficial interest                176,251,277
    Undistributed net investment income                                 279,102
    Accumulated net realized loss                                   (14,756,749)
    Net unrealized depreciation                                      (5,012,610)
                                                                  -------------
Net Assets                                                        $ 156,761,020
                                                                  =============
Class A
Shares of beneficial interest outstanding, $1 par value,
 unlimited authorization (Net Assets $144,923,207)                   16,032,902
Net asset value per share                                                 $9.04
Offering price per share $9.04/(1-4.75%)                                  $9.49

Class B
Shares of beneficial interest outstanding, $1 par value,
 unlimited authorization (Net Assets $11,737,179)                     1,308,372
Net asset value and offering price per share                              $8.97

Class C
Shares of beneficial interest outstanding, $1 par value,
 unlimited authorization (Net Assets $100,634)                           11,191

Net asset value and offering price per share                              $8.99

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 1999

Investment Income
Interest                                                           $ 10,170,897
Dividends                                                             1,522,238
Security lending                                                         89,248
                                                                   ------------
Total investment income                                              11,782,383
                                                                   ------------

Expenses
Investment advisory fee                                                 796,046
Distribution fee, Class A                                               410,940
Distribution fee, Class B                                               125,177
Distribution fee, Class C                                                    52
Financial agent fee                                                     179,917
Transfer agent                                                          295,560
Printing                                                                 39,412
Professional                                                             22,708
Custodian                                                                15,083
Trustees                                                                 16,949
Registration                                                             20,236
Miscellaneous                                                             8,545
                                                                   ------------
   Total expenses                                                     1,930,625
                                                                  -------------
Net investment income                                                 9,851,758

Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on securities                                      (6,568,044)
Net change in unrealized appreciation (depreciation)
 on investments                                                      (7,313,523)
                                                                  -------------
Net loss on investments                                             (13,881,567)

Net decrease in net assets resulting from operations                ($4,029,809)
                                                                     ==========

                        See Notes to Financial Statements

Phoenix-Duff & Phelps Core Bond Fund Series

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                           Year Ended                   Year Ended
                                                                                            10/31/99                     10/31/98
                                                                                           -----------                  ----------
From Operations
   Net investment income (loss)                                                          $   9,851,758                $  10,062,931
   Net realized gain (loss)                                                                 (6,568,044)                   4,600,713
   Net change in unrealized appreciation (depreciation)                                     (7,313,523)                    (337,053)
                                                                                         -------------                -------------
   Increase (decrease) in net assets resulting from operations                              (4,029,809)                  14,326,591
                                                                                         -------------                -------------
From Distributions to Shareholders
   Net investment income, Class A                                                           (9,689,868)                 (10,374,488)
   Net investment income, Class B                                                             (665,018)                    (383,148)
   Net investment income, Class C                                                                 (279)                          --
   In excess of net investment income, Class A                                                (761,865)                    (466,829)
   In excess of net investment income, Class B                                                 (52,287)                     (17,241)
   In excess of net investment income, Class C                                                     (22)                          --
                                                                                         -------------                -------------
   Decrease in net assets from distributions to shareholders                               (11,169,339)                 (11,241,706)
                                                                                         -------------                -------------
From Share Transactions
Class A
  Proceeds from sales of shares (5,788,523 and 4,455,347 shares, respectively)              54,202,911                   43,833,411
  Net asset value of share issued from reinvestment of distributions
     (655,169 and 659,479 shares, respectively)                                              6,141,277                    6,426,680
  Cost of shares repurchased (8,786,721 and 5,613,314 shares, respectively)                (81,913,552)                 (54,907,874)
                                                                                         -------------                -------------
Total                                                                                      (21,569,364)                  (4,647,783)
                                                                                         -------------                -------------
Class B
  Proceeds from sales of shares (657,595 and 1,026,865 shares, respectively)                 6,129,389                   10,046,636
  Net asset value of share issued from reinvestment of distributions (38,674                   358,715                      226,393
     and 23,348 shares, respectively)
  Cost of shares repurchased ( 709,025 and 283,214 shares, respectively)                    (6,589,226)                  (2,751,425)
                                                                                         -------------                -------------
Total                                                                                         (101,122)                   7,521,604
                                                                                         -------------                -------------
Class C
Proceeds from sales of shares ( 11,157 and 0 shares, respectively)                             100,080                           --
  Net asset value of share issued from reinvestment of distributions (34                           301                           --
     and 0 shares, respectively)
Cost of shares repurchased ( 0 and 0 shares, respectively)                                          --                           --
                                                                                         -------------                -------------
Total                                                                                          100,381                            0
                                                                                         -------------                -------------
   Increase (decrease) in net assets from share transactions                               (21,570,105)                   2,873,821
                                                                                         -------------                -------------
   Net increase (decrease) in net assets                                                   (36,769,253)                   5,958,706
                                                                                         -------------                -------------
Net Assets
 Beginning of period                                                                       193,530,273                  187,571,567
                                                                                         -------------                -------------
 End of period [including undistributed net investment income (loss)
    of $279,102 and $503,407, respectively]                                               $156,761,020                 $193,530,273
                                                                                          ============                 ============



                       See Notes to Financial Statements                       7

Phoenix-Duff & Phelps Core Bond Fund Series

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)

                                                                                        CLASS A
                                                            ------------------------------------------------------------------------
                                                                                  Year Ended October 31
                                                            ------------------------------------------------------------------------
                                                                1999        1998         1997        1996         1995
Net asset value, beginning of period                           $9.83       $9.66        $9.47       $9.60        $8.88
Income from investment operations
   Net investment income (loss)                                 0.59        0.59         0.55        0.52         0.55
   Net realized and unrealized gain (loss)                     (0.78)       0.18         0.17       (0.15)        0.72
                                                               -----       -----        -----       -----        -----
       Total from investment operations                        (0.19)       0.77         0.72        0.37         1.27
                                                               -----       -----        -----       -----        -----
Less distributions
   Dividends from net investment income                        (0.56)      (0.57)       (0.53)      (0.50)       (0.55)
   Dividends from net realized gains                              --          --           --          --           --
   In excess of net investment income                          (0.04)      (0.03)          --          --           --
                                                               -----       -----        -----       -----        -----
   Total distributions                                         (0.60)      (0.60)       (0.53)      (0.50)       (0.55)
                                                               -----       -----        -----       -----        -----
Change in net asset value                                      (0.79)       0.17         0.19       (0.13)        0.72
                                                               -----       -----        -----       -----        -----
Net asset value, end of period                                 $9.04       $9.83        $9.66       $9.47        $9.60
                                                               =====       =====        =====       =====        =====
   Total return(1)                                             (1.97)%      8.16%        7.85%       4.05%       14.81%
Ratios/supplemental data:
Net assets, end of period (thousands)                       $144,923    $180,628     $182,250    $208,552     $235,879
Ratio to average net assets of:
   Operating expenses                                           1.04%       1.00%        0.98%       1.03%        0.99%
   Net investment income                                        5.62%       5.46%        5.63%       5.55%        6.01%
Portfolio turnover                                               112%        290%         377%        379%         178%

                                                                                        CLASS B                         CLASS C
                                                            ---------------------------------------------------------- -------------
                                                                                                                          From
                                                                                Year Ended October 31                   Inception
                                                            ---------------------------------------------------------- 10/12/99 to
                                                                1999        1998        1997         1996        1995    10/31/99
Net asset value, beginning of period                           $9.77       $9.60        $9.45       $9.58        $8.86    $8.96
Income from investment operations
   Net investment income (loss)                                 0.51        0.52         0.47        0.44         0.48     0.03
   Net realized and unrealized gain (loss)                     (0.78)       0.18         0.17       (0.14)        0.72     0.03
                                                               -----       -----        -----       -----        -----    -----
       Total from investment operations                        (0.27)       0.70         0.64        0.30         1.20     0.06
                                                               -----       -----        -----       -----        -----    -----
Less distributions
   Dividends from net investment income                        (0.49)      (0.51)       (0.49)      (0.43)       (0.48)   (0.03)
   Dividends from net realized gains                              --          --           --          --           --       --
   In excess of net investment income                          (0.04)      (0.02)          --          --           --       --
                                                               -----       -----        -----       -----        -----    -----
   Total distributions                                         (0.53)      (0.53)       (0.49)      (0.43)       (0.48)   (0.03)
                                                               -----       -----        -----       -----        -----    -----
   Change in net asset value                                   (0.80)       0.17         0.15       (0.13)        0.72     0.03
                                                               -----       -----        -----       -----        -----    -----
Net asset value, end of period                                 $8.97       $9.77        $9.60       $9.45        $9.58    $8.99
                                                               =====       =====        =====       =====        =====    =====
   Total return(1)                                             (2.77)%      7.48%        6.94%       3.39%       13.82%    0.53%(3)

Ratios/supplemental data:
Net assets, end of period (thousands)                        $11,737     $12,902       $5,321      $4,875       $3,655     $101
Ratio to average net assets of:
   Operating expenses                                           1.79%       1.75%        1.71%       1.78%        1.73%    1.37%(2)
   Net investment income                                        4.89%       4.74%        4.91%       4.79%        5.23%    4.97%(2)
Portfolio turnover                                               112%        290%         377%        379%         178%     112%

(1) Maximum sales load is not reflected in the total return calculation.
(2) Annualized.
(3) Not annualized.

8                       See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund Series


A Discussion with the Fund's Portfolio Managers, Roger Engemann, CFA, Jim Mair, CFA and John Tilson, CFA

Q: What is the Fund's investment objective?

A: The Fund is appropriate for aggressive long-term investors willing to assume above-average capital growth potential. The Fund may invest in smaller capitalization companies, and investors should note that small-company investing involves added risks, including greater price volatility, less liquidity, and increased competitive threat.

Q: Can you describe your investing style?

A: We are driven by fundamental research. We analyze companies and industries from the bottom up, meeting with management, attending trade shows, and meeting with competitors, suppliers and customers in order to develop a complete picture of a company and the environment in which it competes. We combine the bottom-up research with a top-down approach when determining sector allocation. Based upon our determination of the growth opportunities within particular industries and our view of the economic and market outlooks, we determine a desired sector allocation. We also tend to run higher cash levels than most funds to take advantage of market opportunities.

Q: Can you describe what you look for in companies?

A: We look for companies that have the potential to grow revenues, and eventually earnings at a rate that exceeds 20%. We look for companies that are positioned as leaders in fast growing markets. Additionally, we believe that stocks exhibit outperformance based upon positive incremental change, such as accelerating earnings or revenue growth.

Q: What size companies do you invest in?

A: Typically, we invest in mid-cap companies. That is, companies with a market capitalization between $500 million and $10 billion. The median market cap of the Fund is approximately $6 billion. Although some of our positions presently have market caps that exceed $10 billion, in general, they were purchased when their market caps were below that level, and have appreciated over the time to exceed $10 billion.

Q: How has the Fund performed over the last 12 months?

A: For the fiscal year ended October 31, 1999, Class A shares returned 78.94% and Class B shares returned 77.54% compared with 21.07% for the S&P MidCap 400 Index, 29.28% for the Russell 2000 Growth Index1 and 25.79% for the S&P 500 Index.1 All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Please consider all performance periods and the effect of the past 12 months' strong market when evaluating funds.

Q: What's been the primary reason behind your excellent results?

A: Technology has been the primary factor in our outperformance. During the market correction of 1998, we added significantly to both our technology and financial holdings. We pared back on the financials during the spring of 1999, based on our bearish views of interest rates, and used the additional cash to increase our position in technology. During the summer months, we maintained higher-than-normal cash balances, which helped our performance significantly during a very volatile period for the market. During late August, we began to redeploy the cash, primarily into technology stocks. This shift proved beneficial as the mid-cap technology market took off, and our performance responded as well.

The top 10 contributors to our performance during the past 12 months were:
America Online, JDS Uniphase, Xilinx Inc., Tellabs Inc., Clear Channel (radio/broadcast), Univision Communications (Hispanic broadcast), Cendant Corp. (consumer services), MCI WorldCom, Micrel Inc., and Ascend Communications. Unless otherwise noted, all of these are either technology or communication service companies.

The 10 worst contributors to our performance during the past 12 months were:
Micron Technology, Countrywide Credit, New Era of Networks, Maxtor Commerce One, McKesson HBOC, Network Plus, Cambridge Technology, Etec Systems, and Compuware.

Q: What is your outlook for technology going forward?

A: We remain bullish about the long-term outlook for technology, but as always are cautious about the short term.
                                                               November 30, 1999

(1) The S&P MidCap 400 Index is an unmanaged, commonly used measure of mid-capitalization stock total return performance, the Russell 2000 Growth Index is an unmanaged, commonly used measure of total return performance of small-capitalization growth-oriented stocks and the S&P 500 Index is an unmanaged, commonly used measure of broad stock market total return performance. The indices are not available for direct investment.

Phoenix-Engemann Aggressive Growth Series

--------------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns(1)                                                                   PERIODS ENDING 10/31/99
--------------------------------------------------------------------------------------------------------------------------
                                                                                                  INCEPTION      INCEPTION
                                                               1 YEAR      5 YEAR      10 YEAR   TO 10/31/99        DATE
                                                               ------      ------      -------   -----------     ---------
Class A Shares at NAV(2)                                        78.94%      27.81%       17.65%      --           --
Class A Shares at POP(3)                                        70.44       26.58        17.08       --           --
Class B Shares at NAV(2)                                        77.54       26.86        --          25.65         7/21/94
Class B Shares with CDSC(4)                                     73.54       26.86        --          25.65         7/21/94
Russell 2000 Growth Index(6)                                    29.28       12.49        10.79       13.60         7/21/94
S&P 500 Index(7)                                                25.79       26.10        17.85       25.79         7/21/94

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.

(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.

(5) This chart illustrates POP returns on Class A shares for ten years. Returns on Class B shares will vary due to differing sales charges.

(6) The Russell 2000 Growth Index is an unmanaged, commonly used measure of total return performance of small-capitalization growth-oriented stocks. The index's performance does not reflect sales charges.

(7) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The index's performance does not reflect sales charges.

    All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Growth of $10,000                                        PERIODS ENDING 10/31/99
--------------------------------------------------------------------------------
[Edgar representation of data points used in printed graphics]

            Phoenix-Engemann Aggressive Growth Fund Class A(5)      Russell 2000 Growth Index(6)      S&P 500 Index(7)

10/31/1989                    $ 9,525                                        $10,000                      $10,000
10/31/1990                    $ 8,261                                        $ 7,366                      $ 9,248
10/31/1991                    $11,564                                        $12,267                      $12,348
10/30/1992                    $12,359                                        $12,223                      $13,576
10/28/1993                    $14,139                                        $15,605                      $15,598
10/31/1994                    $14,192                                        $15,462                      $16,212
10/31/1995                    $19,179                                        $18,645                      $20,494
10/31/1996                    $22,521                                        $21,130                      $25,453
10/31/1997                    $26,950                                        $25,603                      $33,682
10/30/1998                    $27,053                                        $21,543                      $41,097
10/29/1999                    $48,408                                        $27,851                      $51,694





This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/31/89 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.


--------------------------------------------------------------------------------
Sector Weightings                                                       10/31/99
--------------------------------------------------------------------------------

                       As a percentage of equity holdings


                           [PIE CHART GRAPHIC OMITTED]


                         Technology               58%
                         Consumer Staples          9%
                         Financials                8%
                         Consumer Cyclicals        8%
                         Capital Goods             8%
                         Communication Services    6%
                         Health-Care               2%
                         Other                     1%

Phoenix-Engemann Aggressive Growth Fund Series

------------------------------------------------------------------------------------------------------------------------------------
                       Ten Largest Equity Holdings at October 31, 1999 (as a percentage of total net assets)
------------------------------------------------------------------------------------------------------------------------------------
1. America Online, Inc.                                    4.2%        6. Jabil Circuit, Inc.                                   2.4%
   Major provider of online services to consumers                         Designs and manufactures electronic circuit boards

2. JDS Uniphase Corp.                                      4.1%        7. Univision Communications, Inc., Class A               2.2%
   Manufactures fiber optic telecommunications systems                    Spanish-language television broadcaster in the U.S.

3. Clear Channel Communications, Inc.                      3.8%        8. Maxim Integrated Products, Inc.                       2.1%
   Diversified media company                                              Manufactures analog circuits

4. Xilinx, Inc.                                            3.2%        9. BMC Software, Inc.                                    2.1%
   Designs and sells programmable logic devices                           Major provider of application software

5. Tellabs, Inc.                                           2.6%       10. Applied Micro Circuits Corp.                          1.9%
   Makes and services voice, data and video network                       Manufactures high-bandwidth silicon solutions
                                                                          communications access systems infrastructures
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENTS AT OCTOBER 31, 1999

                                                        SHARES        VALUE
                                                       -------    -----------
COMMON STOCKS--91.1%
Banks (Money Center)--0.8%
Morgan (J.P.) & Co., Inc. ..........................    25,000    $ 3,271,875

Banks (Regional)--1.8%
City National Corp. ................................    20,000        775,000
First Security Corp. ...............................   150,000      3,843,750
Marshall & Ilsley Corp. ............................    40,000      2,685,000
                                                                  -----------
                                                                    7,303,750
                                                                  -----------
Biotechnology--0.7%
Biogen, Inc.(b) ....................................    40,000      2,965,000

Broadcasting (Television, Radio & Cable)--7.8%
Clear Channel Communications, Inc.(b) ..............   190,000     15,271,250
Hispanic Broadcasting Corp.(b) .....................    49,500      4,009,500
Insight Communications Co., Inc.(b) ................    57,500      1,358,437
Spanish Broadcasting System, Inc.
Class A(b) .........................................    75,000      1,996,875
Univision Communications, Inc.
Class A(b) .........................................   105,000      8,931,562
                                                                  -----------
                                                                   31,567,624
                                                                  -----------

                                                        SHARES        VALUE
                                                       -------    -----------
Communications Equipment--4.9%
CIENA Corp.(b) .....................................   105,000    $ 3,701,250
Netro Corp.(b) .....................................   100,000      2,281,250
Sycamore Networks, Inc.(b) .........................     1,400        301,000
Tellabs, Inc.(b) ...................................   170,000     10,752,500
Terayon Communication Systems, Inc.(b) .............    65,000      2,843,750
                                                                  -----------
                                                                   19,879,750
                                                                  -----------

Computers (Hardware)--0.9%
Juniper Networks, Inc.(b) ..........................    12,500      3,445,312

Computers (Networking)--5.3%
Agile Software Corp.(b) ............................    40,000      3,920,000
Akamai Technologies, Inc.(b) .......................     5,000        725,937
Bluestone Software, Inc.(b) ........................    40,000      1,475,000
Crossroads Systems, Inc.(b) ........................    10,000        711,250
Foundry Networks, Inc.(b) ..........................    10,000      1,895,000
ITXC Corp.(b) ......................................    60,000      2,715,000
Intertrust Technologies Corp.(b) ...................    20,000      1,090,000
Interwoven, Inc.(b) ................................    50,000      3,918,750
Keynote Systems, Inc.(b) ...........................    75,000      3,403,125



                        See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund Series

                                                        SHARES        VALUE
                                                       -------    -----------
Computers (Networking)--continued
NetZero, Inc.(b) ...................................    85,900    $ 1,766,319
                                                                  -----------
                                                                   21,620,381
                                                                  -----------
Computers (Peripherals)--1.8%
EMC Corp.(b) .......................................   100,000      7,300,000

Computers (Software & Services)--17.8%
America Online, Inc.(b) ............................   130,000     16,859,375
Ariba, Inc.(b) .....................................    30,000      4,650,000
BEA Systems, Inc.(b) ...............................   165,000      7,528,125
BMC Software, Inc.(b) ..............................   135,000      8,665,312
Citrix Systems, Inc.(b) ............................    80,000      5,130,000
E.piphany, Inc.(b) .................................    30,000      2,580,000
Exodus Communications, Inc.(b) .....................    40,000      3,440,000
Inktomi Corp.(b) ...................................    15,000      1,521,562
Legato Systems, Inc.(b) ............................   100,000      5,375,000
New Era of Networks, Inc.(b) .......................   100,000      3,243,750
Packeteer, Inc.(b) .................................    17,500        595,000
Peregrine Systems, Inc.(b) .........................    75,000      3,290,625
Sapient Corp.(b) ...................................    30,000      3,836,250
VERITAS Software Corp.(b) ..........................    50,000      5,393,750
                                                                  -----------
                                                                   72,108,749
                                                                  -----------
Consumer Finance--1.8%
Countrywide Credit Industries, Inc. ................   195,000      6,617,812
NextCard, Inc(b) ...................................    25,000        779,687
                                                                  -----------
                                                                    7,397,499
                                                                  -----------
Electrical Equipment--1.9%
Flextronics International Ltd.(b) ..................    45,000      3,195,000
Sanmina Corp.(b) ...................................    50,000      4,503,125
                                                                  -----------
                                                                    7,698,125
                                                                  -----------
Electronics (Semiconductors)--18.3%
Analog Devices, Inc.(b) ............................   115,000      6,109,375
Applied Micro Circuits Corp.(b) ....................   100,000      7,781,250
Conexant Systems, Inc.(b) ..........................    75,000      7,003,125
JDS Uniphase Corp.(b) ..............................   100,000     16,687,500
LSI Logic Corp.(b) .................................    75,000      3,989,063

                                                        SHARES        VALUE
                                                       -------    -----------
Electronics (Semiconductors)--continued
Maxim Integrated Products, Inc.(b) .................   110,000    $ 8,683,125
Micrel, Inc.(b) ....................................   120,000      6,525,000
SDL, Inc.(b) .......................................    38,000      4,685,875
Xilinx, Inc.(b) ....................................   165,000     12,973,125
                                                                  -----------
                                                                   74,437,438
                                                                  -----------
Equipment (Semiconductor)--2.2%
Applied Materials, Inc.(b) .........................    50,000      4,490,625
KLA-Tencor Corp.(b) ................................    55,000      4,355,313
                                                                  -----------
                                                                    8,845,938
                                                                  -----------
Financial (Diversified)--0.4%
Pinnacle Holdings, Inc.(b) .........................    75,000      1,800,000

Gaming, Lottery & Pari-mutuel Companies--0.5%
Mandalay Resort Group(b) ...........................   100,000      1,862,500

Health Care (Generic and Other)--0.4%
Mylan Laboratories, Inc. ...........................   100,000      1,793,750

Health Care (Medical Products & Supplies)--0.6%
Guidant Corp. ......................................    50,000      2,468,750

Investment Banking/Brokerage--2.1%
E*TRADE Group, Inc.(b) .............................   245,000      5,834,063
Lehman Brothers Holdings, Inc. .....................    35,000      2,579,063
                                                                  -----------
                                                                    8,413,126
                                                                  -----------
Iron & Steel--0.2%
Steel Dynamics Inc .................................    47,000        643,313

Leisure Time (Products)--0.4%
Harley-Davidson, Inc. ..............................    30,000      1,779,375

Manufacturing (Diversified)--3.1%
AlliedSignal, Inc. .................................    70,000      3,985,625
Tyco International Ltd. ............................   120,000      4,792,500
United Technologies Corp. ..........................    60,000      3,630,000
                                                                  -----------
                                                                   12,408,125
                                                                  -----------

                       See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund Series

                                                        SHARES        VALUE
                                                       -------    -----------
Manufacturing (Specialized)--2.5%
Jabil Circuit, Inc.(b) .............................   190,000    $ 9,927,500

Power Producers (Independent)--1.0%
Calpine Corp.(b) ...................................    60,000      3,457,500
Plug Power, Inc.(b) ................................    37,500        600,000
                                                                  -----------
                                                                    4,057,500
                                                                  -----------
Retail (Building Supplies)--0.4%
Lowe's Companies, Inc. .............................    32,000      1,760,000

Retail (Computers & Electronics)--0.8%
Circuit City Stores-Circuit City Group .............    80,000      3,415,000

Retail (Home Shopping)--0.6%
Drugstore.Com, Inc.(b) .............................    70,000      2,546,250

Retail (Specialty)--1.1%
Bed, Bath & Beyond, Inc.(b) ........................   130,000      4,330,625

Savings & Loan Companies--0.7%
Golden State Bancorp, Inc.(b) ......................   130,000      2,713,750

Services (Advertising/Marketing)--0.9%
Interpublic Group of Companies, Inc. (The) .........    90,000      3,656,250

Services (Commercial & Consumer)--2.7%
Cendant Corp.(b) ...................................   350,000      5,775,000
MIPS Technologies, Inc. Class A(b) .................   185,000      5,341,875
                                                                  -----------
                                                                   11,116,875
                                                                  -----------
Services (Computer Systems)--1.0%
Whittman-Hart, Inc.(b) .............................   100,000      3,843,750

Services (Data Processing)--0.6%
Concord EFS, Inc.(b) ...............................    37,500      1,014,844
Predictive Systems, Inc.(b) ........................    32,500      1,413,750
                                                                  -----------
                                                                    2,428,594
                                                                  -----------
Telecommunications (Cellular/Wireless)--1.7%
Sprint Corp. (PCS Group)(b) ........................    85,000      7,049,688

Telecommunications (Long Distance)--3.1%
MCI WorldCom, Inc.(b) ..............................    65,000      5,577,813
McLeodUSA, Inc. Class A(b) .........................    80,000      3,570,000
WinStar Communications, Inc.(b) ....................    85,000      3,299,063
                                                                  -----------
                                                                   12,446,876
                                                                  -----------
Telephone--0.3%
Allied Riser Communications Corp.(b) ...............    60,000      1,080,000
--------------------------------------------------------------------------------
Total Common Stocks
(Identified cost $220,763,098)                                    369,383,038
--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS--0.2%
Services (Data Processing)--0.2%
Trintech Group PLC Sponsored ADR
(Germany)(b) .......................................    50,000        881,250

                                                        SHARES        VALUE
                                                       -------    -----------
--------------------------------------------------------------------------------
Total Foreign Common Stocks
(Identified cost $642,810)                                       $    881,250
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Long-Term Investments--91.3%
(Identified cost $221,405,908)                                    370,264,288
--------------------------------------------------------------------------------
                                             STANDARD
                                             & POORS      PAR
                                              RATING     VALUE
                                           (Unaudited)   (000)       VALUE
                                           -----------   -----       -----
SHORT-TERM OBLIGATIONS--10.6%
Commercial Paper--9.4%
Emerson Electric Co. 5.18%, 11/1/99 .....      A-1+     $5,705    $ 5,705,000
Greenwich Funding Corp. 5.35%,
11/2/99 .................................      A-1+      4,350      4,349,354
Marsh & McLennan Cos., Inc.
5.25%, 11/2/99 ..........................      A-1+      3,535      3,534,484

Commercial Paper--continued
Wisconsin Electric Power Co. 5.30%,
11/2/99 .................................      A-1+     $1,100    $ 1,099,838
Lexington Parker Capital Co. LLC 5.37%
11/3/99 .................................      A-1       3,000      2,999,105
Receivables Capital Corp. 5.38%,
11/4/99 .................................      A-1+      3,345      3,343,500
Ford Motor Credit Co. 5.24%, 11/5/99 ....      A-1       4,000      3,997,671
Vermont American Corp. 5.25%,
11/8/99 .................................      A-1+      6,635      6,628,227
SBC Communications. Inc. 5.30%,
11/19/99 ................................      A-1+      3,000      2,992,050
Donnelley (R.R.) & Sons Co. 5.32%,
11/23/99 ................................      A-1       3,455      3,443,767
                                                                  -----------
                                                                   38,092,996
                                                                  -----------

                                                         PAR
                                                        VALUE
                                                        (000)        VALUE
                                                       -------   ------------
Federal Agency Securities--1.2%
Fannie Mae 5.88%, 11/3/99 ..........................   $ 5,000   $  4,999,890
--------------------------------------------------------------------------------
Total Short-Term Obligations
(Identified Cost $43,092,886)                                      43,092,886
--------------------------------------------------------------------------------
TOTAL INVESTMENTS--101.9%

(Identified Cost $264,498,794)                                    413,357,174(a)

Cash and Receivables, less liabilities--(1.9%)                     (7,596,463)
                                                                 ------------
NET ASSETS--100.0%                                               $405,760,711
                                                                 ============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $151,649,498 and gross depreciation of $2,791,118 for federal income tax purposes. At October 31, 1999, the aggregate cost of securities for federal income tax purposes was $264,498,794.

(b) Non-income producing.

                        See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund Series

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1999

Assets
Investment securities at value
 (Identified cost $264,498,794)                                $  413,357,174
Short-term investments held as collateral for
 loaned securities                                                 38,473,422
Cash                                                                   26,011
Receivables
 Investment securities sold                                           855,847
 Fund shares sold                                                     394,606
 Interest and dividends                                               176,201
Prepaid expenses                                                        4,911
                                                               --------------
  Total assets                                                    453,288,172
                                                               --------------
Liabilities
Payables
 Collateral on securities loaned                                   38,473,422
 Investment securities purchased                                    8,446,632
 Fund shares repurchased                                              132,562
 Investment advisory fee                                              222,713
 Distribution fee                                                      95,430
 Transfer agent fee                                                    78,626
 Financial agent fee                                                   24,734
 Trustees' fee                                                            898
Accrued expenses                                                       52,444
                                                               --------------
  Total liabilities                                                47,527,461
                                                               --------------
Net Assets                                                     $  405,760,711
                                                               ==============
Net Assets Consist of:
Capital paid in on shares of beneficial interest               $  207,027,543
Accumulated net realized gain                                      49,874,788
Net unrealized appreciation                                       148,858,380
                                                               --------------
Net Assets                                                     $  405,760,711
                                                               ==============
Class A
Shares of beneficial interest outstanding,
 $1 par value, unlimited authorization
 (Net Assets $ 378,426,778)                                        15,417,962
Net asset value per share                                              $24.54
Offering price per share $24.54/(1-4.75%)                              $25.76

Class B
Shares of beneficial interest outstanding,
 $1 par value, unlimited authorization
(Net Assets $ 27,333,933)                                           1,168,279
Net asset value and offering price per share                           $23.40

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 1999

Investment Income
Interest                                                       $    1,535,617
Dividends                                                             812,291
Security lending                                                      219,309
                                                               --------------
  Total investment income                                           2,567,217
                                                               --------------
Expenses
Investment advisory fee                                             2,312,441
Distribution fee, Class A                                             774,449
Distribution fee, Class B                                             205,673
Financial agent fee                                                   254,631
Transfer agent                                                        369,475
Printing                                                               65,479
Custodian                                                              30,608
Professional                                                           23,442
Registration                                                           21,235
Trustees                                                               12,140
Miscellaneous                                                           6,298
                                                               --------------
  Total expenses                                                    4,075,871
  Custodian fees paid indirectly                                      (15,337)
                                                               --------------
  Net expenses                                                      4,060,534
                                                               --------------
Net investment loss                                                (1,493,317)
                                                               --------------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                                    57,892,284
Net change in unrealized appreciation (depreciation)
 on investments                                                   124,594,176
                                                               --------------
Net gain on investments                                           182,486,460
                                                               --------------
Net increase in net assets resulting from
 operations                                                    $  180,993,143
                                                               ==============


14                      See Notes to Financial Statements

Phoenix-Engemann Aggressive Growth Fund Series

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                            Year Ended               Year Ended
                                                                                             10/31/99                 10/31/98
                                                                                          --------------            -------------
From Operations
 Net investment income (loss)                                                             $   (1,493,317)           $    (572,877)
 Net realized gain (loss)                                                                     57,892,284               (6,139,764)
 Net change in unrealized appreciation/(depreciation)                                        124,594,176                9,270,385
                                                                                          --------------            -------------
 Increase (decrease) in net assets resulting from operations                                 180,993,143                2,557,744
                                                                                          --------------            -------------

From Distributions to Shareholders
 Net realized gains-Class A                                                                           --              (48,960,572)
 Net realized gains-Class B                                                                           --               (2,784,524)
 In excess of net realized gains-Class A                                                              --                 (369,101)
 In excess of net realized gains-Class B                                                              --                  (20,991)
                                                                                          --------------            -------------
 Decrease in net assets from distributions to shareholders                                            --              (52,135,188)
                                                                                          --------------            -------------

From Share Transactions
Class A
 Proceeds from sales of shares (7,232,280 and 2,468,365 shares, respectively)                150,541,641               36,742,199
 Net asset value of shares issued from reinvestment of distributions
  (0 and 3,397,433 shares, respectively)                                                              --               45,837,639
 Cost of shares repurchased (8,007,207 and 3,976,755 shares, respectively)                  (164,237,986)             (59,756,494)
                                                                                          --------------            -------------
Total                                                                                        (13,696,345)              22,823,344
                                                                                          --------------            -------------

Class B
 Proceeds from sales of shares (640,281 and 561,461 shares, respectively)                     12,823,475                8,094,162
 Net asset value of shares issued from reinvestment of distributions
  (0 and 194,011 shares, respectively)                                                                --                2,530,269
 Cost of shares repurchased (546,304 and 493,541 shares, respectively)                       (10,666,072)              (7,177,346)
                                                                                          --------------            -------------
Total                                                                                          2,157,403                3,447,085
                                                                                          --------------            -------------
 Increase (decrease) in net assets from share transactions                                   (11,538,942)              26,270,429
                                                                                          --------------            -------------
 Net increase (decrease) in net assets                                                       169,454,201              (23,307,015)
                                                                                          --------------            -------------

Net Assets
 Beginning of period                                                                         236,306,510              259,613,525
                                                                                          --------------            -------------
 End of period (including undistributed net investment income of $0 and $0 respectively)   $ 405,760,711            $ 236,306,510
                                                                                          ==============            =============


                     See Notes to Financial Statements                        15

Phoenix-Engemann Aggressive Growth Series

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)

                                                                                      CLASS A
                                                       ----------------------------------------------------------------
                                                                               Year Ended October 31
                                                       ----------------------------------------------------------------
                                                           1999          1998        1997         1996        1995
Net asset value, beginning of period                   $  13.72       $  17.20     $  16.84    $  16.51     $  13.33
Income from investment operations(3)
 Net investment income (loss)                             (0.08)(2)      (0.03)       (0.08)(2)   (0.13)(2)     0.06(2)
 Net realized and unrealized gain (loss)                  10.90           0.04         2.95        2.64         4.21
                                                       --------       --------     --------    --------     --------
   Total from investment operations                       10.82           0.01         2.87        2.51         4.27
                                                       --------       --------     --------    --------     --------
Less distributions
 Dividends from net investment income                        --             --           --       (0.02)       (0.19)
 Dividends from net realized gains                           --          (3.46)       (2.51)      (2.16)       (0.90)
 In excess of net investment income                          --          (0.03)          --          --           --
                                                       --------       --------     --------    --------     --------
   Total distributions                                       --          (3.49)       (2.51)      (2.18)       (1.09)
                                                       --------       --------     --------    --------     --------
Change in net asset value                                 10.82          (3.48)        0.36        0.33         3.18
                                                       --------       --------     --------    --------     --------
Net asset value, end of period                         $  24.54       $  13.72     $  17.20    $  16.84     $  16.51
                                                       ========       ========     ========    ========     ========
Total return(1)                                           78.94%          0.38%       19.67%      17.43%       35.14%
Ratios/supplemental data:
Net assets, end of period (thousands)                  $378,427       $222,149     $246,002    $233,488     $180,288
Ratio to average net assets of:
 Operating expenses                                        1.19%(4)       1.21%        1.20%       1.20%        1.29%
 Net investment income                                    (0.41)%        (0.18)%      (0.53)%     (0.81)%       0.43%
Portfolio turnover                                          167%           176%         518%        401%         331%

                                                                                      CLASS B
                                                       ----------------------------------------------------------------
                                                                               Year Ended October 31
                                                       ----------------------------------------------------------------
                                                           1999          1998        1997         1996        1995
Net asset value, beginning of period                   $  13.18       $  16.76     $  16.57    $  16.38     $  13.31
Income from investment operations(3)
 Net investment income (loss)                             (0.22)(2)      (0.12)       (0.20)(2)   (0.25)(2)    (0.12)(2)
 Net realized and unrealized gain (loss)                  10.44           0.03         2.90        2.60         4.26
                                                       --------       --------     --------    --------     --------
   Total from investment operations                       10.22          (0.09)        2.70        2.35         4.14
                                                       --------       --------     --------    --------     --------
Less distributions
 Dividends from net investment income                        --             --           --          --        (0.17)
 Dividends from net realized gains                           --          (3.46)       (2.51)      (2.16)       (0.90)
 In excess of net investment income                          --          (0.03)          --          --           --
                                                       --------       --------     --------    --------     --------
   Total distributions                                       --          (3.49)       (2.51)      (2.16)       (1.07)
                                                       --------       --------     --------    --------     --------
Change in net asset value                                 10.22          (3.58)        0.19        0.19         3.07
                                                       --------       --------     --------    --------     --------
Net asset value, end of period                         $  23.40       $  13.18     $  16.76    $  16.57     $  16.38
                                                       ========       ========     ========    ========     ========
Total return(1)                                           77.54%         (0.28)%      18.70%      16.52%       34.15%
Ratios/supplemental data:
Net assets, end of period (thousands)                  $ 27,334       $ 14,157     $ 13,611    $ 10,466     $  2,393
Ratio to average net assets of:
 Operating expenses                                        1.94%(4)       1.96%        1.96%       1.95%        2.04%
 Net investment income                                    (1.16)%        (0.93)%      (1.28)%     (1.57)%      (0.83)%
Portfolio turnover                                          167%           176%         518%        401%         331%

(1) Maximum sales load is not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(4) For the year ended October 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.18% and 1.93% for Class A and Class B, respectively.

16                          See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund Series

A Discussion with the Fund's Portfolio Managers, Roger Engemann, CFA, James Mair, CFA, and John Tilson, CFA

Q: Why was the Fund's name changed?

A: In August, shareholders of the former Phoenix-Goodwin Growth Fund approved the Phoenix Investment Partners Board of Trustees' recommendation that Roger Engemann & Associates, Inc., a subsidiary of Phoenix Investment Partners, Ltd., assume investment responsibility for the Fund. The Fund's name was changed to reflect the new subadviser. In addition, the word Capital was added to the name to differentiate it from the Phoenix-Engemann Focus Growth Fund. The Phoenix-Engemann Capital Growth Fund holds a large number of stocks, usually 75 to 100, compared with the Phoenix-Engemann Focus Growth Fund, which typically holds 35 to 40.

Q: What is the Fund's investment objective?

A: The Fund's objective remains long-term capital appreciation. Roger Engemann & Associates' investment approach applies a classic growth discipline that focuses on quality companies with consistent earnings growth, financial strength, and a favorable long-term outlook.

Q: How did the Fund perform over the 12 months ended October 31, 1999?

A: Class A shares returned 29.76% and Class B shares returned 28.80% compared with a return of 25.79% for the S&P 500 Index.(1) All performance figures assume reinvestment of dividends and exclude the effect of sales charges. Please consider all performance periods and the effect of the past 12 months' strong market when evaluating funds.

Q: What were the primary reasons the Fund outperformed the S&P 500?

A: A large part of the outperformance was due to our investments in the technology sector. When we took over management in April 1999, the Fund already invested a portion of the assets in technology with good results. From April to October, we dramatically increased the portion of technology in the Fund from approximately 20% of total assets to 40%. Today, six of the largest 10 holdings in the Fund are in the technology sector--Microsoft, Intel, Texas Instruments, Cisco, America Online and Lucent.

Q: What other changes did you make to the portfolio when you assumed management of the Fund in April?

A: Over the last six months, we reduced our weighting in the health-care, consumer staples, and energy industries. With the exception of energy, our move away from these sectors has generally been a good one because they have been poor performers in that time frame. Furthermore, we moved this money into technology, which has been a good performing sector as we stated before.

Q: How have you positioned the Phoenix-Engemann Capital Growth Fund for the future?

A: We have positioned the Fund to benefit from the technological revolution we see before us. Just as the growth of the railroads in the late nineteenth century caused a cataclysmic change in the way companies and consumers operated, the growth of the Internet, computers and semiconductors is causing a similar cataclysmic change. The result of this change shows up in the high growth rates in the technology companies we own. We will continue to be heavily invested in technology for the foreseeable future to take advantage of this growth.

                                                               November 30, 1999

(1) The S&P 500 Index is an unmanaged, commonly used measure of broad stock market total return performance. The index is not available for direct investment.

Phoenix-Engemann Capital Growth Fund Series

Average Annual Total Returns(1)                                          PERIODS ENDING 10/31/99

                                                                         INCEPTION     INCEPTION
                                   1 YEAR      5 YEAR      10 YEAR      TO 10/31/99       DATE
                                   ------      ------      -------      -----------    ---------
              C>
Class A Shares at NAV(2)           29.76%      21.25%       15.26%          --             --
Class A Shares at POP(3)           23.59       20.08        14.70           --             --
Class B Shares at NAV(2)           28.80       20.36         --            19.88%        7/15/94
Class B Shares with CDSC(4)        24.80       20.36         --            19.88         7/15/94
S&P 500 Index(6)                   25.79       26.10        17.85          25.61         7/15/94

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.

(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.

(5) This chart illustrates POP returns on Class A shares for ten years. Returns on Class B shares will vary due to differing sales charges.

(6) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The index's performance does not reflect sales charges.

All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Growth of $10,000                                        PERIODS ENDING 10/31/99
[Edgar representation of data points used in printed graphics]

                  @ Phoenix-Engemann Capital Growth Fund Class A                # S&P 500 Index

 10/31/1989                            $ 9,525                                      $10,000
 10/31/1990                            $ 9,816                                      $ 9,248
 10/31/1991                            $12,856                                      $12,346
 10/30/1992                            $13,749                                      $13,576
 10/28/1993                            $14,739                                      $15,598
 10/31/1994                            $15,043                                      $18,212
 10/31/1995                            $18,639                                      $20,494
 10/31/1996                            $21,685                                      $25,453
 10/31/1997                            $27,064                                      $33,682
 10/30/1998                            $30,382                                      $41,097
 10/29/1999                            $39,423                                      $51,694



This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/31/89 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

Sector Weightings                                              10/31/99


                       As a percentage of equity holdings

                          [PIE CHART GRAPHIC OMITTED]

                    o Technology                         40%
                    o Consumer Cyclicals                 14
                    o Financials                         13
                    o Health-Care                         9
                    o Capital Goods                       8
                    o Consumer Staples                    8
                    o Communication Services              8

Phoenix-Engemann Capital Growth Fund Series

Ten Largest Holdings at October 31, 1999 (as a percentage of total net assets)

1. MCI WorldCom, Inc.                                           5.5%       6. Wal-Mart Stores, Inc.                             3.2%
   Comprehensive telecommunications service provider                          One of the largest U.S. discount retailers
2. Microsoft Corp.                                              4.9%       7. Cisco Systems, Inc.                               3.2%
   World's leading computer software company                                  Develops multiprotocol Internet-working systems
3. Intel Corp.                                                  4.1%       8. Home Depot, Inc. (The)                            3.2%
   Designs, develops and markets microcomputer components                     Retailer in the home improvement industry
4. General Electric Co.                                         3.5%       9. America Online, Inc.                              3.2%
   Diversified manufacturing and financial services provider                  Major provider of online services to consumers
5. Texas Instruments, Inc.                                      3.4%      10. Lucent Technologies, Inc.                         3.1%
   Global semiconductor company                                               Telecommunications company with an emphasis on voice
                                                                              and data

                        INVESTMENTS AT OCTOBER 31, 1999

                                                          SHARES       VALUE
                                                        ---------  ------------
COMMON STOCKS--98.5%

Banks (Major Regional)--2.9%
Mellon Financial Corp. ..............................     613,000  $ 22,642,687
Wells Fargo Co. .....................................   1,286,900    61,610,337
                                                                   ------------
                                                                     84,253,024
                                                                   ------------
Broadcasting (Television, Radio & Cable)--3.8%
AT&T Corp.- Liberty Media Group
Class A(b) ..........................................   1,478,400    58,674,000
CBS Corp.(b) ........................................     608,500    29,702,406
Clear Channel Communications, Inc.(b) ...............     277,800    22,328,175
                                                                   ------------
                                                                    110,704,581
                                                                   ------------
Communications Equipment--4.6%
Lucent Technologies, Inc. ...........................   1,420,000    91,235,000
Tellabs, Inc.(b) ....................................     668,600    42,288,950
                                                                   ------------
                                                                    133,523,950
                                                                   ------------
Computers (Hardware)--4.6%
Dell Computer Corp.(b) ..............................     798,300    32,031,787
International Business Machines Corp. ...............     523,600    51,509,150
Sun Microsystems, Inc.(b) ...........................     466,200    49,329,787
                                                                   ------------
                                                                    132,870,724
                                                                   ------------

                                                          SHARES       VALUE
                                                        ---------  ------------
Computers (Networking)--3.2%
Cisco Systems, Inc.(b) ..............................   1,268,200  $ 93,846,800

Computers (Peripherals)--2.6%
EMC Corp.(b) ........................................   1,022,800    74,664,400

Computers (Software & Services)--13.5%
America Online, Inc.(b) .............................     719,200    93,271,250
BEA Systems, Inc.(b) ................................     160,000     7,300,000
BMC Software, Inc.(b) ...............................     281,300    18,055,944
Citrix Systems, Inc.(b) .............................     165,000    10,580,625
Clarify, Inc.(b) ....................................     130,000    10,042,500
Computer Associates International, Inc. .............     250,000    14,125,000
Compuware Corp.(b) ..................................     366,300    10,187,719
Edwards (J.D.) & Co.(b) .............................     250,000     5,984,375
Legato Systems, Inc.(b) .............................     130,000     6,987,500
Microsoft Corp.(b) ..................................   1,544,800   142,990,550
Oracle Corp.(b) .....................................     400,000    19,025,000
Peregrine Systems, Inc.(b) ..........................     140,000     6,142,500
Siebel Systems, Inc.(b) .............................     130,000    14,275,625
VERITAS Software Corp.(b) ...........................      80,000     8,630,000
Yahoo!, Inc.(b) .....................................      85,600    15,327,750
i2 Technologies, Inc.(b) ............................     144,500    11,406,469
                                                                   ------------
                                                                    394,332,807
                                                                   ------------


                         See Notes to Financial Statements                    19

Phoenix-Engemann Capital Growth Fund Series

                                                          SHARES       VALUE
                                                        ---------  ------------
Consumer Finance--1.6%
Capital One Financial Corp. .........................     322,200  $ 17,076,600
Countrywide Credit Industries, Inc. .................     450,000    15,271,875
MBNA Corp. ..........................................     500,000    13,812,500
                                                                   ------------
                                                                     46,160,975
                                                                   ------------
Distributors (Food & Health)--0.5%
Cardinal Health, Inc. ...............................     361,650    15,596,156
Electrical Equipment--4.9%
Flextronics International Ltd.(b) ...................     190,000    13,490,000
General Electric Co. ................................     758,100   102,769,931
Sanmina Corp.(b) ....................................     130,000    11,708,125
Solectron Corp.(b) ..................................     200,000    15,050,000
                                                                   ------------
                                                                    143,018,056
                                                                   ------------
Electronics (Semiconductors)--8.5%
Intel Corp. .........................................   1,533,400   118,742,663
JDS Uniphase Corp.(b) ...............................      46,000     7,676,250
Linear Technology Corp. .............................     100,000     6,993,750
Maxim Integrated Products, Inc.(b) ..................      90,000     7,104,375
Texas Instruments, Inc. .............................   1,110,000    99,622,500
Xilinx, Inc.(b) .....................................      90,000     7,076,250
                                                                   ------------
                                                                    247,215,788
                                                                   ------------
Entertainment--1.3%
Time Warner, Inc. ...................................     320,000    22,300,000
Walt Disney Co. (The) ...............................     555,000    14,638,125
                                                                   ------------
                                                                     36,938,125
                                                                   ------------
Equipment (Semiconductor)--1.0%
Applied Materials, Inc.(b) ..........................     104,000     9,340,500
KLA-Tencor Corp.(b) .................................      90,000     7,126,875
Novellus Systems, Inc.(b) ...........................      90,000     6,975,000
Teradyne, Inc.(b) ...................................     160,000     6,160,000
                                                                   ------------
                                                                     29,602,375
                                                                   ------------
Financial (Diversified)--6.0%
American Express Co. ................................     108,000    16,632,000
Citigroup, Inc. .....................................   1,588,575    85,981,622
Freddie Mac .........................................     481,600    26,036,500
Morgan Stanley Dean Witter & Co. ....................     424,500    46,827,656
                                                                   ------------
                                                                    175,477,778
                                                                   ------------

                                                          SHARES       VALUE
                                                        ---------  ------------
Health Care (Diversified)--2.4%
Bristol-Myers Squibb Co. ............................     462,500  $ 35,525,781
Warner-Lambert Co. ..................................     440,000    35,117,500
                                                                   ------------
                                                                     70,643,281
                                                                   ------------
Health Care (Drugs-Major Pharmaceuticals)--4.6%
Genentech, Inc.(b) ..................................     134,000    19,530,500
Lilly (Eli) & Co. ...................................     275,000    18,940,625
Merck & Co., Inc. ...................................      71,000     5,648,938
Pfizer, Inc. ........................................   1,918,600    75,784,700
Schering-Plough Corp. ...............................     305,200    15,107,400
                                                                   ------------
                                                                    135,012,163
                                                                   ------------
Health Care (Medical Products & Supplies)--2.1%
Medtronic, Inc. .....................................   1,740,000    60,247,500

Household Products (Non-Durable)--0.6%
Colgate-Palmolive Co. ...............................     270,000    16,335,000

Insurance (Multi-Line)--1.1%
American International Group, Inc. ..................     300,000    30,881,250

Investment Banking/Brokerage--1.1%
Goldman Sachs Group, Inc. (The) .....................     470,000    33,370,000

Lodging-Hotels--1.0%
Carnival Corp. ......................................     663,600    29,530,200

Manufacturing (Diversified)--2.9%
AlliedSignal, Inc. ..................................     436,400    24,847,525
Minnesota Mining & Manufacturing Co. ................      95,000     9,030,938
Tyco International Ltd. .............................   1,251,600    49,985,775
                                                                   ------------
                                                                     83,864,238
                                                                   ------------
Restaurants--0.5%
McDonald's Corp. ....................................     365,000    15,056,250

Retail (Building Supplies)--3.2%
Home Depot, Inc. (The) ..............................   1,236,000    93,318,000

Retail (Computers & Electronics)--1.7%
Best Buy Co., Inc.(b) ...............................     425,000    23,614,063
Circuit City Stores-Circuit City Group ..............     600,000    25,612,500
                                                                   ------------
                                                                     49,226,563
                                                                   ------------
Retail (Department Stores)--0.5%
Kohl's Corp.(b) .....................................     210,000    15,710,625

Retail (Drug Stores)--1.0%
Walgreen Co. ........................................   1,190,000    29,973,125


20                      See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund Series

                                                          SHARES       VALUE
                                                        ---------  ------------
Retail (General Merchandise)--4.3%
Costco Wholesale Corp.(b) ...........................     390,000  $ 31,321,875
Wal-Mart Stores, Inc. ...............................   1,659,200    94,781,800
                                                                    126,103,675
                                                                    -----------
Retail (Specialty)--1.0%
Staples, Inc.(b) ....................................   1,274,400    28,275,750

Services (Advertising/Marketing)--1.1%
Interpublic Group of Companies,
Inc. (The) ..........................................     800,000    32,500,000

Services (Commercial & Consumer)--1.0%
Cendant Corp.(b) ....................................   1,686,000    27,819,000

Services (Computer Systems)--1.4%
Electronic Data Systems Corp. .......................     720,000    42,120,000

Services (Data Processing)--0.3%
Automatic Data Processing, Inc. .....................     205,000     9,878,438

Telecommunications (Cellular/Wireless)--0.3%
VoiceStream Wireless Corp.(b) .......................      80,000     7,900,000

Telecommunications (Long Distance)--7.2%
AT&T Corp. ..........................................     970,000    45,347,500
MCI WorldCom, Inc.(b) ...............................   1,860,204   159,628,756
Qwest Communications International,
Inc.(b) .............................................     160,000     5,760,000
                                                                   ------------
                                                                    210,736,256

Telephone--0.2%                                                    ------------
Bell Atlantic Corp. .................................      90,000     5,844,375
                                                                   ------------
--------------------------------------------------------------------------------
Total Common Stocks
(Identified cost $2,065,707,726)                                  2,872,551,228
--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS--0.2%

Communications Equipment--0.2%
Nokia Oyj Sponsored ADR (Finland) ...................      60,000     6,933,750
--------------------------------------------------------------------------------
Total Foreign Common Stocks
(Identified cost $5,801,160)                                          6,933,750
--------------------------------------------------------------------------------
Total Long-Term Investments--98.7%
(Identified cost $2,071,508,886)                                  2,879,484,978
--------------------------------------------------------------------------------

                                                   STANDARD
                                                   & POORS           PAR
                                                    RATING          VALUE
                                                 (Unaudited)        (000)         VALUE
                                                 -----------     --------     ------------
SHORT TERM OBLIGATIONS--1.0%
Commercial Paper--0.8%
Schering-Plough Corp. 5.35%,
11/3/99 ........................................     A-1+        $  6,065     $  6,063,198
Private Export Funding Corp. 5.27%,
11/9/99 ........................................     A-1+           4,725        4,719,466
Albertson's, Inc. 5.35%, 11/10/99 ..............     A-1            5,000        4,993,312
SBC Communications. Inc. 5.30%,
11/19/99 .......................................     A-1+           5,000        4,986,750
Procter & Gamble Co. 5.30%,
11/30/99 .......................................     A-1+           1,060        1,055,475
                                                                              ------------
                                                                                21,818,201
                                                                              ------------
Federal Agency Securities--0.2%
FMC Discount Note 5.16%, 11/1/99                                    5,025        5,025,000
FHLB Discount Corp. 5.27%, 11/17/99                                 1,928        1,923,484
                                                                              ------------
                                                                                 6,948,484
                                                                              ------------
------------------------------------------------------------------------------------------
Total Short-Term Obligations
(Identified cost $28,766,685)                                                   28,766,685
------------------------------------------------------------------------------------------
Total Investments--99.7%
(Identified Cost $2,100,275,571)                                             2,908,251,663(a)
Cash and receivables,less liabilities--0.3%                                      9,452,592
                                                                            --------------
NET ASSETS--100.0%                                                          $2,917,704,255
                                                                            ==============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $839,676,913 and gross depreciation of $32,717,515 for federal income tax purposes. At October 31, 1999, the aggregate cost of securities for federal income tax purposes was $2,101,292,265.

(b) Non-income producing.

                        See Notes to Financial Statements                     21

Phoenix-Engemann Capital Growth Fund Series

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1999

Assets
Investment securities at value
 (Identified cost $2,100,275,571)                              $2,908,251,663
Short-term investments held as collateral for
 loaned securities                                                 15,473,100
Cash                                                                   36,497
Receivables
 Fund shares sold                                                     406,581
 Investment securities sold                                        13,608,731
 Interest and dividends                                               912,766
Prepaid expenses                                                       47,771
                                                               --------------
  Total assets                                                  2,938,737,109
                                                               --------------
Liabilities
Payables
 Collateral on securities loaned                                   15,473,100
 Fund shares repurchased                                            2,511,630
 Investment advisory fee                                            1,531,420
 Distribution fee                                                     643,928
 Transfer agent fee                                                   532,395
 Financial agent fee                                                   52,736
 Trustees' fee                                                          4,216
Accrued expenses                                                      283,429
                                                               --------------
  Total liabilities                                                21,032,854
                                                               --------------
Net Assets                                                     $2,917,704,255
                                                               ==============
Net Assets Consist of:
Capital paid in on shares of beneficial interest               $1,752,006,649
Accumulated net realized gain                                     357,721,514
Net unrealized appreciation                                       807,976,092
                                                               --------------
Net Assets                                                     $2,917,704,255
                                                               ==============
Class A
Shares of beneficial interest outstanding,
 $1 par value, unlimited authorization
 (Net Assets $2,819,741,705)                                       95,241,624
Net asset value per share                                              $29.61
Offering price per share $29.61/(1-4.75%)                              $31.09

Class B
Shares of beneficial interest outstanding,
 $1 par value, unlimited authorization
 (Net Assets $97,962,550)                                           3,416,054
Net asset value and offering price per share                           $28.68

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 1999

Investment Income
Dividends                                                      $   16,873,240
Interest                                                            6,613,260
Security lending                                                      113,113
Foreign taxes withheld                                                (49,328)
                                                               --------------
  Total investment income                                          23,550,285
                                                               --------------
Expenses
Investment advisory fee                                            18,467,284
Distribution fee - Class A                                          6,839,777
Distribution fee - Class B                                            919,698
Financial agent fee                                                   631,900
Transfer agent                                                      3,360,854
Printing                                                              366,552
Custodian                                                             149,413
Professional                                                           58,578
Trustees                                                               16,604
Registration                                                           15,180
Miscellaneous                                                          31,877
                                                               --------------
  Total expenses                                                   30,857,717
  Custodian fees paid indirectly                                      (10,894)
                                                               --------------
  Net expenses                                                     30,846,823
                                                               --------------
Net investment loss                                                (7,296,538)
                                                               --------------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                                   360,181,527
Net change in unrealized appreciation (depreciation)
 on investments                                                   360,915,113
                                                               --------------
Net gain on investments                                           721,096,640
                                                               --------------
Net increase in net assets resulting from
 operations                                                    $  713,800,102
                                                               ==============


22                      See Notes to Financial Statements

Phoenix-Engemann Capital Growth Fund Series

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                            Year Ended               Year Ended
                                                                                             10/31/99                 10/31/98
                                                                                          --------------           --------------
From Operations
 Net investment income (loss)                                                             $   (7,296,538)          $   (6,323,768)
 Net realized gain (loss)                                                                    360,181,527              240,243,310
 Net change in unrealized appreciation (depreciation)                                        360,915,113               75,013,694
                                                                                          --------------           --------------
 Increase (decrease) in net assets resulting from operations                                 713,800,102              308,933,236
                                                                                          --------------           --------------

From Distributions to Shareholders
 Net realized gain-Class A                                                                  (230,032,244)            (489,479,916)
 Net realized gain-Class B                                                                    (7,477,746)             (13,875,674)
                                                                                          --------------           --------------
 Decrease in net assets from distributions to shareholders                                  (237,509,990)            (503,355,590)
                                                                                          --------------           --------------

From Share Transactions
Class A
 Proceeds from sales of shares (10,503,608 and 15,305,754 shares, respectively)              288,870,150              379,717,014
 Net asset value of shares issued from reinvestment of distributions
  (8,345,723 and 20,640,114 shares, respectively)                                            213,735,576              454,706,097
 Cost of shares repurchased (21,165,765 and 28,881,261 shares, respectively)                (583,643,137)            (730,281,016)
 Capital contribution from Adviser (See Note 2)                                                4,561,466                       --
                                                                                          --------------           --------------
Total                                                                                        (76,475,945)             104,142,095
                                                                                          --------------           --------------

Class B
 Proceeds from sales of shares (754,665 and 825,152 shares, respectively)                     20,206,456               20,213,833
 Net asset value of shares issued from reinvestment of distributions
  (276,189 and 585,412 shares, respectively)                                                   6,893,757               12,698,430
 Cost of shares repurchased (731,422 and 766,812 shares, respectively)                       (19,645,641)             (18,666,026)
 Capital contribution from Adviser (See Note 2)                                                  158,551                       --
                                                                                          --------------           --------------
Total                                                                                          7,613,123               14,246,237
                                                                                          --------------           --------------
 Increase (decrease) in net assets from share transactions                                   (68,862,822)             118,388,332
                                                                                          --------------           --------------
 Net increase (decrease) in net assets                                                       407,427,290              (76,034,022)

Net Assets
 Beginning of period                                                                       2,510,276,965            2,586,310,987
                                                                                          --------------           --------------
 End of period (including undistributed net investment income (loss)
  of $0 and $0 respectively)                                                              $2,917,704,255           $2,510,276,965
                                                                                          ==============           ==============


                     See Notes to Financial Statements                        23

Phoenix-Engemann Capital Growth Series

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)

                                                                                      CLASS A
                                                     ---------------------------------------------------------------------
                                                                               Year Ended October 31
                                                     ---------------------------------------------------------------------
                                                          1999          1998          1997           1996          1995
Net asset value, beginning of period                 $    24.95     $    27.83     $    26.87    $    24.92     $    21.24
Income from investment operations(3)
 Net investment income (loss)                             (0.06)(2)      (0.06)(2)       0.14(2)       0.20(2)        0.26
 Net realized and unrealized gain (loss)                   7.06           2.73           5.62          3.63           4.53
                                                     ----------     ----------     ----------    ----------     ----------
   Total from investment operations                        7.00           2.67           5.76          3.83           4.79
                                                     ----------     ----------     ----------    ----------     ----------
Less distributions
 Dividends from net investment income                        --             --          (0.21)        (0.25)         (0.30)
 Dividends from net realized gains                        (2.39)         (5.55)         (4.59)        (1.63)         (0.81)
                                                     ----------     ----------     ----------    ----------     ----------
   Total distributions                                    (2.39)         (5.55)         (4.80)        (1.88)         (1.11)
                                                     ----------     ----------     ----------    ----------     ----------
Capital contribution from Adviser                          0.05             --             --            --             --
                                                     ----------     ----------     ----------    ----------     ----------
Change in net asset value                                  4.66          (2.88)          0.96          1.95           3.68
                                                     ----------     ----------     ----------    ----------     ----------
Net asset value, end of period                       $    29.61     $    24.95     $    27.83    $    26.87     $    24.92
                                                     ==========     ==========     ==========    ==========     ==========
Total return(1)                                           29.76%(4)      12.26%         24.81%        16.34%         23.91%

Ratios/supplemental data:
 Net assets, end of period (thousands)               $2,819,742     $2,434,217     $2,518,289    $2,347,471     $2,300,251

Ratio to average net assets of:
 Operating expenses                                        1.07%(4)       1.08%          1.10%         1.17%          1.20%
 Net investment income                                    (0.23)%        (0.22)%         0.53%         0.80%          0.92%
 Portfolio turnover                                         100%           110%           196%          116%           109%

                                                                                      CLASS B
                                                     ---------------------------------------------------------------------
                                                                               Year Ended October 31
                                                     ---------------------------------------------------------------------
                                                          1999          1998          1997           1996          1995
Net asset value, beginning of period                 $    24.40     $    27.51     $    26.63    $    24.74     $    21.19
Income from investment operations(3)
 Net investment income (loss)                             (0.26)(2)      (0.24)(2)      (0.06)(2)        --(2)          --(2)
 Net realized and unrealized gain (loss)                   6.88           2.68           5.57          3.61           4.60
                                                     ----------     ----------     ----------    ----------     ----------
   Total from investment operations                        6.62           2.44           5.51          3.61           4.60
                                                     ----------     ----------     ----------    ----------     ----------
Less distributions
 Dividends from net investment income                        --             --          (0.04)        (0.09)         (0.24)
 Dividends from net realized gains                        (2.39)         (5.55)         (4.59)        (1.63)         (0.81)
                                                     ----------     ----------     ----------    ----------     ----------
   Total distributions                                    (2.39)         (5.55)         (4.63)        (1.72)         (1.05)
                                                     ----------     ----------     ----------    ----------     ----------
Capital contribution from Adviser                          0.05             --             --            --             --
                                                     ----------     ----------     ----------    ----------     ----------
Change in net asset value                                  4.28          (3.11)          0.88          1.89           3.55
                                                     ----------     ----------     ----------    ----------     ----------
Net asset value, end of period                       $    28.68     $    24.40     $    27.51    $    26.63     $    24.74
                                                     ==========     ==========     ==========    ==========     ==========
Total return(1)                                           28.80%(4)      11.41%         23.89%        15.48%         23.02%

Ratios/supplemental data:
 Net assets, end of period (thousands)               $   97,963     $   76,060     $   68,022    $   45,326     $   20,111

Ratio to average net assets of:
 Operating expenses                                        1.82%(5)       1.83%          1.85%         1.93%          1.97%
 Net investment income                                    (0.99)%        (0.97)%        (0.25)%        0.01%          0.01%
 Portfolio turnover                                         100%           110%           196%          116%           109%


(1) Maximum sales load is not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(4) Total return includes the effect of the capital contribution from the Adviser. (See Note 2). Without this contribution total return would have been 29.54% and 28.58% for Class A and Class B, respectively.
(5) For the year ended October 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

24                          See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund Series

A Discussion with the Fund's Portfolio Manager, Tim Norman, CFA

Q: What is the Fund's investment objective?

A: The Fund's primary investment objective is high current income with a secondary objective of capital growth. The Fund invests in U.S. high-yield corporate bonds as well as government and corporate bonds issues issued by foreign countries. It is suitable for aggressive investors who seek high current income or who wish to diversify their portfolios. Investors should note that high-yield bonds generally are subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding bonds. Also, foreign investments pose added risks, such as currency fluctuation and political and economic uncertainty.

Q: How did the Fund perform during this fiscal year?

A: This year we implemented a more defensive strategy to increase the overall quality of the portfolio, lower volatility, and preserve capital. For the 12 months ended October 31, 1999, the Fund's Class A shares returned 10.16%, Class B shares returned 9.37%, and Class C shares returned 9.38% compared with a return of only 5.54% for the CS First Boston High Yield Index(1) and an average return of 6.61% for a universe of 306 high-yield funds, according to Lipper Inc. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: What factors contributed to the Fund's strong relative performance?

A: The Fund has benefited from the general shift in market sentiment away from the "flight to quality" that was characteristic of last year. We assumed a more defensive or cautious approach to the high-yield market about midyear and into the second half of 1999. We raised our cash position in advance of a relatively weak third quarter and increased the overall credit quality of the portfolio.

   Performance was also helped by our industry sector weightings. We participated in the more stable returns from telecommunications, cable, energy and gaming sectors and avoided poorer performing sectors, such as health care, chemicals, and entertainment theatres. Our exposure to emerging markets, albeit lower than in 1998, also added to performance as we saw general improvement in global economies, following the crisis in the second half of last year.

Q: How is the Fund currently positioned?

A: We continue to look at all high-yield markets, consistent with our global high-yield strategy. Currently, the Fund has approximately a 16% exposure to emerging market high-yield debt and a 9% exposure to non-U.S. non-emerging markets--Europe, the U.K., and Canada. We continue to increase our exposure to the European high-yield market through the purchase of both U.S. dollar-denominated bonds and more recently, euro dollar-denominated issues. Thus far, all Euro dollar purchases have been accompanied by cross currency asset swaps, effectively hedging the currency risk.

   The largest industry sector weighting remains telecommunications, with an emphasis on companies that provide voice and data services to the business sector. Ongoing consolidation on a worldwide basis continues to be a catalyst to higher valuations in the sector. Additional industry overweightings include cable (primarily European companies) and gaming. We remain underweighted in cyclical sectors, such as chemicals, metals/mining, and paper/forest products.

Q: What is your near-term outlook?

A: Yield levels are currently approaching those available in the third quarter of 1998 in the midst of the short-lived global economic crisis. The underlying prospects for growth in the major economies around the world appear reasonably good. Year-end concerns about Y2K appear to be abating.

   These factors support the high-yield market heading into a new year, which in the past has been an opportune time to be overweighted in the high-yield sector. Of course, past performance is not a guarantee of future performance. Cash that was leaving the high-yield sector in the third quarter of this year has been recently flowing back via high-yield mutual funds, which provides further support, in our opinion, for the sector. Our enthusiasm is tempered somewhat by the decline in overall credit quality of companies in the sector, and we will continue to focus on higher quality companies.

                                                               November 15, 1999

---------------
(1) The CS First Boston High Yield Index is an unmanaged, commonly used measure of total return performance of high-yield bonds. The Index is not available for direct investment.

Phoenix-Goodwin High Yield Fund Series

Average Annual Total Returns(1)                                                                    PERIODS ENDING 10/31/99

                                                                                                  INCEPTION      INCEPTION
                                                               1 YEAR      5 YEAR   10 YEAR      TO 10/31/99       DATE
                                                               ------      ------   -------      -----------     ---------
Class A Shares at NAV(2)                                       10.16%       8.26%     9.48%            --              --
Class A Shares at POP(3)                                        4.93        7.21      8.95             --              --

Class B Shares at NAV(2)                                        9.37        7.45        --           5.02%        2/16/94
Class B Shares with CDSC(4)                                     5.39        7.45        --           5.02         2/16/94

Class C Shares at NAV(2)                                        9.38          --        --          (3.65)        2/27/98
Class C Shares with CDSC(4)                                     9.38          --        --          (3.65)        2/27/98

CS First Boston High Yield Index(7)                             5.54        8.50     10.75          Note 5         Note 5


(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.

(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.

(5) Index performance is 6.93% for Class B (since 2/28/94) and (0.72)% for Class C (since 2/28/98), respectively.

(6) This chart illustrates POP returns on Class A shares for ten years. Returns on Class B and Class C shares will vary due to differing sales charges.

(7) The CS First Boston High Yield Index is an unmanaged, commonly used measure of total return performance of high-yield bonds. The index's performance does not reflect sales charges.

    All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Growth of $10,000                                        PERIODS ENDING 10/31/99
[Edgar representation of data points used in printed graphics]

                          Phoenix-Goodwin High Yield Fund Class A
                                                                               # S&P 500 Index

 10/31/1989                            $ 9,525                                      $10,000
 10/31/1990                            $ 9,050                                      $ 9,111
 10/31/1991                            $11,473                                      $13,221
 10/30/1992                            $13,340                                      $15,257
 10/29/1993                            $15,258                                      $18,162
 10/31/1994                            $15,841                                      $18,461
 10/31/1995                            $17,613                                      $21,275
 10/31/1996                            $20,423                                      $23,503
 10/31/1997                            $23,493                                      $26,969
 10/30/1998                            $21,385                                      $26,297
 10/29/1999                            $23,557                                      $27,753


This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/31/89 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

Sector Weightings                                              10/31/99

                        As a percentage of bond holdings


                          [PIE CHART GRAPHIC OMITTED]


                         Corporate                   75%
                         Foreign Corporate           16
                         Non-Agency Mortgage Backed   5
                         Foreign Convertible          1
                         Foreign Government           1
                         Asset-Backed                 1
                         Convertible                  1

Phoenix-Goodwin High Yield Fund Series


---------------------------------------------------------------------------------------------------------------------------
                      Ten Largest Holdings at October 31, 1999 (as a percentage of total net assets)
                      ------------------------------------------------------------------------------
1. Poland Communications, Inc.                        2.2%     6. Benton Oil & Gas Co. 11.625%, 5/1/03                1.7%
   Cable TV industry corporate bond                               Oil and gas properties corporate bond

2. NTL, Inc. Series A                                 2.0%     7. Splitrock Services, Inc.                            1.6%
   Telecommunications industry corporate bond                     Data communication services corporate bond

3. United Rentals, Inc.                               1.9%     8. Portola Packaging, Inc.                             1.6%
   Equipment rental services industry corporate bond              Container industry corporate bond

4. NTL, Inc. Series B                                 1.8%     9. SASCO                                               1.6%
   bond Non-agency mortgage-backed security                       Telecommunications industry corporate

5. Interamericas Communications Corp.                 1.8%    10. Anacomp, Inc. Series D                              1.6%
   Latin American telecommunications company                      U.S.-based document handling and service company
                                                                  corporate bond
---------------------------------------------------------------------------------------------------------------------------

                        INVESTMENTS AT OCTOBER 31, 1999

                                                         MOODY'S        PAR
                                                         RATING        VALUE
                                                       (Unaudited)     (000)      VALUE
                                                       -----------     -----      -----
ASSET-BACKED SECURITIES--0.6%

Pennant CBO Ltd. 1A, D 13.43%,
3/14/11 .............................................          Ba     $ 3,000  $ 2,917,500

------------------------------------------------------------------------------------------
Total Asset-Backed Securities
(Identified cost $2,915,394) ........................                            2,917,500
------------------------------------------------------------------------------------------

CORPORATE BONDS--65.9%

Aerospace/Defense--1.4%
Stellex Industries, Inc. Series B 9.50%,
11/1/07 .............................................         Caa       8,500    6,194,375

Auto Parts & Equipment--1.0%
Cambridge Industries, Inc. Series B
10.25%, 7/15/07 .....................................           B       5,000    3,306,250
Tenneco, Inc. 144A 11.625%,
10/15/09(b) .........................................           B       1,200    1,206,000
                                                                                 ---------
                                                                                 4,512,250
                                                                                 ---------
Biotechnology--0.2%
Unilab Finance Corp. 144A 12.75%,
10/1/09(b) ..........................................           B         900      904,500

Broadcasting (Television, Radio & Cable)--8.6%
Adelphia Communications Corp. 9.50%,
3/1/05 ..............................................           B       3,550    3,612,125
Adelphia Communications Corp. Series
B 8.375%, 2/1/08 ....................................           B       4,150    3,901,000
CSC Holdings, Inc. 7.625%, 7/15/18 ..................          Ba       4,000    3,700,000
Charter Communications Holdings LLC
8.625%, 4/1/09 ......................................           B       5,000    4,737,500

                                                          MOODY'S       PAR
                                                          RATING       VALUE
                                                        (Unaudited)    (000)      VALUE
                                                        -----------    -----      -----
EchoStar Communications Corp. 9.375%,
2/1/09 .........................................                B    $  4,900   $4,851,000
Fox/Liberty Networks LLC 8.875%,
8/15/07 ........................................               Ba         850      864,875
Poland Communications, Inc. Series B
9.875%, 11/1/03 ................................                B       9,700    9,821,250
Production Resource Group 11.50%,
1/15/08 ........................................              Caa       3,000    2,700,000
UnitedGlobalCom, Inc. Series B 0%,
2/15/08(d) .....................................                B       8,000    4,590,000
                                                                                ----------
                                                                                38,777,750
                                                                                ----------
Building Materials--0.6%
Nortek, Inc. Series B 9.125%, 9/1/07 ...........                B       3,000    2,917,500
Chemicals (Specialty)--0.5%
Gentek, Inc. 144A 11%, 8/1/09(b) ...............                B       2,400    2,424,000
Communications Equipment--2.2%
Metromedia Fiber Network, Inc. Series
B 10%, 11/15/08 ................................                B       3,880    3,841,200
Park N View, Inc. Series B 13%,
5/15/08 ........................................                B       4,000    1,900,000
Williams Communications Group, Inc.
10.875%, 10/1/09 ...............................                B       4,000    4,110,000
                                                                                ----------
                                                                                 9,851,200
                                                                                ----------


                       See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund Series

                                                        MOODY'S         PAR
                                                        RATING         VALUE
                                                      (Unaudited)      (000)      VALUE
                                                      -----------      -----      -----
Computers (Networking)--1.6%
Splitrock Services, Inc. Series B 11.75%,
7/15/08 ..........................................             NR    $  8,000  $ 7,360,000

Computers (Software & Services)--7.4%
Anacomp, Inc. Series B 10.875%,
4/1/04 ...........................................              B       5,200    5,271,500
Anacomp, Inc. Series D 10.875%,
4/1/04 ...........................................              B       7,000    7,096,250
ICG Holdings, Inc. 0%, 9/15/05(d) ................              B       8,000    6,880,000
PSINet, Inc. Series B 10%, 2/15/05 ...............              B       3,000    2,955,000
PSINet, Inc. 11.50%, 11/1/08 .....................              B       3,400    3,570,000
Rhythms NetConnections, Inc. 12.75%,
4/15/09 ..........................................              B       1,500    1,355,625
WAM!NET, Inc. Series B 0%, 3/1/05(c)(d) ..........            CCC+     11,000    6,476,250
                                                                                ----------
                                                                                33,604,625
                                                                                ----------

Containers (Metal & Glass)--1.6%
Portola Packaging, Inc. 10.75%,
10/1/05 ..........................................              B       7,000    7,236,250

Entertainment--1.2%
SFX Entertainment, Inc. Series B 9.125%,
2/1/08 ...........................................              B       2,500    2,312,500
SFX Entertainment, Inc. 9.125%,
12/1/08 ..........................................              B       3,500    3,237,500
                                                                                ----------
                                                                                 5,550,000
                                                                                ----------

Foods--1.5%
SUPERVALU, Inc. 9.75%, 6/15/04 ...................              B       6,500    6,906,250

Gaming, Lottery & Pari-mutuel Companies--2.3%
Horseshoe Gaming LLC Series B 9.375%,
6/15/07 ..........................................              B       2,450    2,437,750
Venetian Casino Resort LLC 10%,
11/15/05(d) ......................................            Caa       3,500    2,668,750
Waterford Gaming LLC 144A 9.50%,
3/15/10(b) .......................................              B       5,323    5,289,731
                                                                                ----------
                                                                                10,396,231
                                                                                ----------

Health Care (Drugs-Major Pharmaceuticals)--1.3%
Global Health Sciences, Inc. 11%,
5/1/08 ...........................................            Caa       2,900    1,682,000
Schein Pharmaceutical, Inc. 9.178%,
12/15/04(d) ......................................              B       4,800    4,080,000
                                                                                ----------
                                                                                 5,762,000
                                                                                ----------

                                                         MOODY'S        PAR
                                                         RATING        VALUE
                                                       (Unaudited)     (000)      VALUE
                                                       -----------     -----      -----
Homebuilding--1.5%
Beazer Homes USA, Inc. 9%, 3/1/04 ................             Ba    $  3,000  $ 2,966,250
K.Hovnanian Enterprises, Inc. 9.125%,
5/1/09 ...........................................             Ba       4,000    3,670,000
                                                                                ----------
                                                                                 6,636,250
                                                                                ----------
Insurance (Multi-Line)--0.8%
Willis Corroon Corp. 9%, 2/1/09 ..................             Ba       4,000    3,540,000

Leisure Time (Products)--1.4%
Bally Total Fitness Holding Corp. Series
D 9.875%, 10/15/07 ...............................              B       6,700    6,348,250

Manufacturing (Specialized)--0.8%
Fisher Scientific International, Inc. 9%,
2/1/08 ...........................................              B       4,000    3,780,000

Metals Mining--0.0%
NSM Steel Ltd. Series B 144A 12.25%,
2/1/08(b)(e)(f) ..................................             Ca       7,500       75,000

Oil & Gas (Exploration & Production)--3.2%
Bellwether Exploration Co. 10.875%,
4/1/07 ...........................................              B       5,500    4,991,250
Benton Oil & Gas Co. 11.625%, 5/1/03 .............              B       9,800    7,533,750
Benton Oil & Gas Co. 9.375%, 11/1/07 .............              B       2,750    1,729,062
                                                                                ----------
                                                                                14,254,062
                                                                                ----------
Oil (Domestic Integrated)--1.2%
RBF Finance Co. 11.375%, 3/15/09 .................             Ba       5,000    5,306,250

Paper & Forest Products--2.8%
Buckeye Technologies, Inc. 8%,
10/15/10 .........................................             Ba     $ 7,365  $ 6,840,244
S.D. Warren Co. PIK 14%, 12/15/06 ................             NR       5,330    5,969,879
                                                                                ----------
                                                                                12,810,123
                                                                                ----------
Personal Care--1.1%
Revlon Consumer Products Corp. 9%,
11/1/06 ..........................................              B       3,000    2,370,000
Revlon Consumer Products Corp. 8.625%,
2/1/08 ...........................................            Caa       4,650    2,522,625
                                                                                ----------
                                                                                 4,892,625
                                                                                ----------
Retail (Home Shopping)--0.4%
U.S. Office Products Co. 9.75%,
6/15/08 ..........................................            Caa       3,800    2,014,000

                        See Notes to Financial Statements
28

Phoenix-Goodwin High Yield Fund Series

                                                         MOODY'S         PAR
                                                         RATING         VALUE
                                                       (Unaudited)      (000)      VALUE
                                                       -----------      -----      -----
Retail (Specialty)--1.2%
Musicland Group, Inc. 9%, 6/15/03 .................             B     $ 5,100  $ 4,679,250
Musicland Group, Inc. Series B 9.875%,
3/15/08 ...........................................             B       1,000      845,000
                                                                                ----------
                                                                                 5,524,250
                                                                                ----------
Services (Advertising/Marketing)--1.5%
Lamar Media Corp. 9.25%, 8/15/07 ..................             B       6,500    6,646,250

Services (Commercial & Consumer)--1.9%
United Rentals, Inc. Series B 9.50%,
6/1/08 ............................................             B       9,125    8,463,437

Telecommunications (Cellular/Wireless)--1.4%
Omnipoint Corp. 144A 11.50%,
9/15/09(b) ........................................             B       2,000    2,100,000
TeleCorp PCS, Inc. 144A 0%,
4/15/09(b)(d) .....................................             B       7,000    4,305,000
                                                                                ----------
                                                                                 6,405,000
                                                                                ----------
Telecommunications (Long Distance)--10.4%
Global Crossing Holdings Ltd. 9.625%,
5/15/08 ...........................................            Ba       5,730    5,801,625
Interamericas Communications Corp.
14%, 10/27/07 .....................................            NR      10,000    8,000,000
KMC Telecom Holdings, Inc. 0%,
2/15/08(d) ........................................           Caa       8,000    4,320,000

Telecommunications (Long Distance)--continued
KMC Telecom Holdings, Inc. 144A
13.50%, 5/15/09(b) ................................           Caa       3,000    2,947,500
NTL, Inc. Series A 0%, 4/15/05(d) .................             B       9,000    8,910,000
NTL, Inc. Series B 10%, 2/15/07 ...................             B       8,000    8,160,000
RCN Corp. 0%, 10/15/07(d) .........................             B       7,750    5,376,562
RCN Corp. Series B 9.80%, 2/15/08(d) ..............             B       5,525    3,522,188
                                                                                ----------
                                                                                47,037,875
                                                                                ----------
Telephone--1.7%
Pathnet, Inc. 12.25%, 4/15/08 .....................            NR       5,825    3,203,750
Teligent, Inc. 11.50%, 12/1/07 ....................           Caa       5,000    4,600,000
                                                                                 7,803,750

Textiles (Apparel)--0.7%
Collins & Aikman Corp. 11.50%,
4/15/06 ...........................................             B       3,440    3,268,000

                                                         MOODY'S         PAR
                                                         RATING         VALUE
                                                       (Unaudited)      (000)     VALUE
                                                       -----------      -----     -----
Truckers--2.5%
Hvide Marine, Inc. 8.375%, 2/15/08(e)(f) ...........            C     $ 2,500  $ 1,025,000
Sea Containers Ltd. 7.875%, 2/15/08 ................           Ba       8,000    7,040,000
Ventura Group, Inc. Series B 10.25%,
6/30/08 ............................................            B       3,600    3,312,000
                                                                               -----------
                                                                                11,377,000
                                                                               -----------
------------------------------------------------------------------------------------------
Total Corporate Bonds
(Identified cost $338,756,226)                                                 298,579,053
------------------------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED SECURITIES--4.2%
First Chicago/Lennar Trust 97-CHL1,
E 144A 8.07%, 2/28/11(b)(c)(d)(g) ..................            B      10,000    6,857,813
SASCO Floating Rate Commercial Mortgage
98-C3A, H 144A 5.959%, 4/25/03(b)(d) ...............           Ba       8,000    7,098,568
Salomon Brothers Mortgage Securities
VII 95-C, 1 144A 6.783%, 9/30/08(b)(d) .............            B       5,987    5,238,557

------------------------------------------------------------------------------------------
Total Non-Agency Mortgage-Backed Securities
(Identified cost $19,604,057)                                                   19,194,938
------------------------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--0.9%
Brazil--0.5%
Republic of Brazil NMB-L 7%,
4/15/09(d) .........................................            B       3,000    2,197,500
Dominican Republic--0.4%
Dominican Republic 6%, 8/30/24(c)(d) ...............            B+      2,500    1,650,000

------------------------------------------------------------------------------------------
Total Foreign Government Securities
(Identified cost $4,018,070)                                                     3,847,500
------------------------------------------------------------------------------------------

FOREIGN CORPORATE BONDS--14.4%
Argentina--1.1%
Cablevision SA Series 5, Tranche 1
144A 13.75%, 5/1/09(b) .............................            B       1,000      950,000
Imasac SA 144A 11%, 5/2/05(b) ......................            B       3,230    1,970,300
Multicanal SA 13.125%, 4/15/09 .....................           NR       2,000    1,910,000
                                                                               -----------
                                                                                 4,830,300
                                                                               -----------

Bahamas--1.8%
Sun International Hotels Ltd. 9%, 3/15/07 ..........           Ba       6,000    5,670,000
Sun International Hotels Ltd. 8.625%,
12/15/07 ...........................................           Ba       3,000    2,767,500
                                                                               -----------
                                                                                 8,437,500
                                                                               -----------

                        See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund Series

                                                         MOODY'S         PAR
                                                         RATING         VALUE
                                                       (Unaudited)      (000)     VALUE
                                                       -----------      -----     -----
Brazil--2.7%
Globo Communicacoes e Participacoes
SA RegS 10.50%, 12/20/06 .......................                B     $ 5,000  $ 3,875,000
Globo Communicacoes e Participacoes
SA 144A 10.625%, 12/5/08(b) ....................                B       3,500    2,633,750
Localiza Rent a Car 10.25%, 10/1/05 ............                B       8,000    5,800,000
                                                                                ----------
                                                                                12,308,750
                                                                                ----------
Canada--2.6%
Clearnet Communications, Inc. 0%,
12/15/05(d) ....................................                B       5,000    4,731,250
Clearnet Communications, Inc. 0%,
5/1/09(d) ......................................                B       5,500    3,327,500
Hurricane Hydrocarbons Ltd. 144A 11.75%,
11/1/04(b)(e)(f) ...............................                C       8,000    1,480,000
Imax Corp. 7.875%, 12/1/05 .....................               Ba         680      629,000
Rogers Cantel, Inc. 9.375%, 6/1/08 .............               Ba       1,500    1,610,625
                                                                                ----------
                                                                                11,778,375
                                                                                ----------
China--0.2%
Greater Beijing First Expressways Ltd.
9.50%, 6/15/07 .................................               Ba       1,650      825,000

Greece--0.6%
Fage Dairy Industries SA 9%, 2/1/07 ............                B       3,000    2,741,250

Indonesia--0.7%
APP Finance II Mauritius Ltd. 12%,
12/29/49(d) ....................................              Caa       4,900    2,964,500

Ireland--0.6%
Esat Telecom Group PLC 11.875%,
11/1/09(h) .....................................                B       2,700    2,926,516

Mexico--0.6%
Alestra SA de RL de C.V. 144A 12.125%,
5/15/06(b) .....................................                B       2,750    2,646,875

Netherlands--0.9%
United Pan-Europe Communications NV
144A 11.25%, 11/1/09(b)(h) .....................                B       4,000    4,225,219

                                                         MOODY'S        PAR
                                                         RATING        VALUE
                                                       (Unaudited)     (000)      VALUE
                                                       -----------     -----      -----
Poland--1.5%
Netia Holdings BV Series B 0%,
11/1/07(d) .......................................              B     $ 3,750  $ 2,390,625
Poland Telecom Finance Series B 14%,
12/1/07 ..........................................             NR       5,000    4,400,000
                                                                                ----------
                                                                                 6,790,625
                                                                                ----------
United Kingdom--1.1%
Global Tele-Systems, Ltd. 11.50%,
12/15/07 .........................................            Caa       5,000    5,137,500

------------------------------------------------------------------------------------------
Total Foreign Corporate Bonds
(Identified cost $79,104,391)                                                   65,612,410
------------------------------------------------------------------------------------------

CONVERTIBLE BONDS--0.5%
Communications Equipment--0.5%
American Tower Corp. Cv. 144A 6.25%,
10/15/09(b) ......................................             NR       2,500    2,475,000

------------------------------------------------------------------------------------------
Total Convertible Bonds
(Identified cost $2,500,000)                                                     2,475,000
------------------------------------------------------------------------------------------

FOREIGN CONVERTIBLE BONDS--1.3%
Russia--1.3%
Lukinter Finance Lukoil Cv. RegS
3.50%, 5/6/02(c) .................................            CCC-      1,000      735,000
Lukinter Finance Lukoil Cv. 144A 1%,
11/3/03(b)(c) ....................................            CCC-      9,500    5,177,500
------------------------------------------------------------------------------------------
Total Foreign Convertible Bonds
(Identified cost $10,784,429)                                                    5,912,500
------------------------------------------------------------------------------------------

                                                                       SHARES
                                                                       ------
PREFERRED STOCKS--3.4%
Telecommunications (Cellular/Wireless)--1.2%
Nextel Communications, Inc. Series D 13%                               50,097    5,360,368

Telecommunications (Long Distance)--2.2%
Global Crossing Holdings Ltd. PIK 10.50%                               62,500    6,593,750
IXC Communications, Inc. Series B 12.50%                               34,053    3,669,160
                                                                                ----------
                                                                                10,262,910
                                                                                ----------
------------------------------------------------------------------------------------------
Total Preferred Stocks
(Identified cost $14,843,773)                                                   15,623,278
------------------------------------------------------------------------------------------


                        See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund Series



                                                           SHARES      VALUE
                                                           ------      -----
COMMON STOCKS--0.2%
Computers (Networking)--0.2%
Splitrock Services, Inc.(e) ...........................    34,202   $ 748,169

Specialty Printing--0.0%
Sullivan Holdings, Inc. Class C(e)(i) .................        76           0

-----------------------------------------------------------------------------
Total Common Stocks
(Identified cost $397,880)                                            748,169
-----------------------------------------------------------------------------

WARRANTS--0.9%
Communications Equipment--0.0%
Loral Space & Communications, Inc.
Warrants(e) ...........................................     8,000      80,000
Park N View, Inc. Warrants(e) .........................     4,000          40
                                                                    ---------
                                                                       80,040
                                                                    ---------
Computers (Software & Services)--0.2%
WAM!NET, Inc. Warrants(e) .............................    33,000     750,750

Metals Mining--0.0%
NSM Steel Ltd. 144A Warrants(b)(e) .................... 4,748,195      47,482

Telecommunications (Long Distance)--0.7%
FirstCom Corp. 144A Warrants(b)(e) ....................   420,000   2,520,000
KMC Telecom Holdings, Inc. 144A
Warrants(b)(e) ........................................     8,000       8,000
MetroNet Communications Corp. 144A
Warrants (Canada)(b)(e) ...............................     4,000     437,188
                                                                    ---------
                                                                    2,965,188
                                                                    ---------
Telephone--0.0%
Pathnet, Inc. 144A Warrants(b)(e) .....................     6,000      60,000

-----------------------------------------------------------------------------
Total Warrants
(Identified cost $108,190)                                          3,903,460
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Total Long-Term Investments--92.3%
(Identified cost $473,032,410)                                    418,813,808
-----------------------------------------------------------------------------


                                                         MOODY'S        PAR
                                                         RATING        VALUE
                                                       (Unaudited)     (000)      VALUE
                                                       -----------     -----      -----
SHORT-TERM OBLIGATIONS--5.6%
Commercial Paper--5.6%
Albertson's, Inc. 5.27%, 11/2/99 ..................           A-1    $  3,272  $ 3,271,521
Gannett Co., Inc. 5.30%, 11/5/99 ..................           A-1+      1,080    1,079,364
Donnelley (R.R.) & Sons Co. 5.30%,
11/8/99 ...........................................           A-1       1,680    1,678,269
BellSouth Telecommunications, Inc.
5.26%, 11/9/99 ....................................           A-1+      1,895    1,892,785
Albertson's, Inc. 5.35%, 11/10/99 .................           A-1       3,550    3,545,252
AT&T Corp. 5.28%, 11/15/99 ........................           A-1+      1,500    1,496,920
Donnelley (R.R.) & Sons Co. 5.30%,
11/17/99 ..........................................           A-1       2,160    2,154,912

Household Finance Corp. 5.28%,
11/17/99 ..........................................           A-1       2,500    2,494,133
SBC Communications, Inc. 5.32%,
11/19/99 ..........................................           A-1+      2,500    2,493,350
Coca-Cola Co. 5.25%, 11/23/99 .....................           A-1+      1,500    1,495,187
Vermont American Corp. 5.28%,
11/24/99 ..........................................           A-1+      3,879    3,865,915

------------------------------------------------------------------------------------------
Total Short-Term Obligations
(Identified cost $25,467,608)                                                   25,467,608
------------------------------------------------------------------------------------------

Total Investments--97.9%
(Identified Cost $498,500,018)                                                 444,281,416(a)

Cash and receivables, less liabilites--2.1%                                      9,374,868
                                                                              ------------
NET ASSETS--100.0%                                                            $453,656,284
                                                                              ============

---------------------
(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $9,958,923 and gross depreciation of $64,189,125 for federal income tax purposes. At October 31, 1999, the aggregate cost of securities for federal income tax purposes was $498,511,618.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1999, these securities amounted to a value of $63,077,983 or 13.9% of net assets.
(c) As rated by Standard & Poor's, Duff & Phelps or Fitch.
(d) Variable or step coupon security; interest rate reflects the rate currently in effect.
(e) Non-income producing.
(f) Security in default.
(g) All or portion segregated as collateral.
(h) Par value represents Euros.
(i) Security valued at fair value as determined in good faith by or under the direction of the Trustees.

                        See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund Series

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1999
Assets
Investment securities at value
  (Identified cost $498,500,018)                                   $444,281,416
Cash                                                                    108,132
Foreign currency at value (Identified cost $4,242,483)                4,246,455
Receivables
  Interest and dividends                                              9,992,411
  Investment securities sold                                            189,853
  Fund shares sold                                                      387,810
Prepaid expenses                                                         10,051
                                                                   ------------
  Total assets                                                      459,216,128
                                                                   ------------
Liabilities
Payables
  Investment securities purchased                                     4,246,457
  Fund shares repurchased                                               664,511
  Investment advisory fee                                               249,378
  Distribution fee                                                      134,974
  Transfer agent fee                                                    125,612
  Financial agent fee                                                    27,413
  Trustees' fee                                                           4,216
Accrued expenses                                                        107,283
                                                                   ------------
  Total liabilities                                                   5,559,844
                                                                   ------------
Net Assets                                                         $453,656,284
                                                                   ============
Net Assets Consist of:
Capital paid in on shares of beneficial interest                   $607,436,561
Undistributed net investment income                                   1,236,279
Accumulated net realized loss                                      (100,801,926)
Net unrealized depreciation                                         (54,214,630)
                                                                   ------------
Net Assets                                                         $453,656,284
                                                                   ============
Class A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $391,057,147)                  51,924,570
Net asset value and offering price per share                              $7.53
Offering price per share $7.53/(1-4.75%)                                  $7.91

Class B
Shares of beneficial interest outstanding,
  $1 par value, unlimited authorization (Net Assets
  $59,547,113)                                                        7,933,366
 Net asset value and offering price per share                             $7.51

Class C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $3,052,024)                       405,539

Net asset value and offering price per share                              $7.53

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 1999

Investment Income
  Interest                                                          $54,386,240
  Dividends                                                           1,352,015
                                                                   -------------
Total investment income                                              55,738,255
                                                                   -------------
Expenses
Investment advisory fee                                               3,333,625
Distribution fee, Class A                                             1,115,610
Distribution fee, Class B                                               640,648
Distribution fee, Class C                                                25,567
Financial agent fee                                                     327,661
Transfer agent                                                          760,855
Printing                                                                 89,035
Custodian                                                                50,412
Professional                                                             33,364
Registration                                                             29,055
Trustees                                                                 16,908
Miscellaneous                                                            12,364
                                                                   -------------
  Total expenses                                                      6,435,104
  Custodian fees paid indirectly                                        (25,595)
                                                                   -------------
  Net expenses                                                        6,409,509
                                                                   -------------
Net investment income                                                49,328,746
                                                                   -------------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on securities                                     (35,956,557)
Net change in unrealized appreciation (depreciation)
  on investments                                                     37,965,991
Net change in unrealized appreciation (depreciation)
  on foreign currency and foreign currency transactions                   3,972
                                                                   -------------
Net gain on investments                                               2,013,406
                                                                   -------------
Net increase in net assets resulting from operations                $51,342,152
                                                                   =============


32                     See Notes to Financial Statements

Phoenix-Goodwin High Yield Fund Series

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                            Year Ended               Year Ended
                                                                                             10/31/99                 10/31/98
                                                                                            ----------               ----------
From Operations
  Net investment income (loss)                                                            $  49,328,746            $  54,925,644
  Net realized gain (loss)                                                                  (35,956,557)              (2,965,994)
  Net change in unrealized appreciation (depreciation)                                       37,969,963              (98,402,826)
                                                                                          -------------            -------------
  Increase (decrease) in net assets resulting from operations                                51,342,152              (46,443,176)
                                                                                          -------------            -------------
From Distributions to Shareholders
  Net investment income, Class A                                                             45,037,890)             (48,737,532)
  Net investment income, Class B                                                             (5,920,213)              (5,729,283)
  Net investment income, Class C                                                               (234,211)                 (77,895)
                                                                                          -------------            -------------
  Decrease in net assets from distributions to shareholders                                 (51,192,314)             (54,544,710)
                                                                                          -------------            -------------
From Share Transactions
Class A
  Proceeds from sales of shares (18,425,232 and 14,608,985 shares, respectively)            143,288,356              131,624,797
  Net asset value of shares issued from reinvestment of distributions
    (3,230,108 and 2,974,231 shares, respectively)                                           25,061,675               26,360,963
  Cost of shares repurchased (26,344,264 and 19,613,171 shares, respectively)              (205,309,631)            (175,549,018)
                                                                                          -------------            -------------
Total                                                                                       (36,959,600)             (17,563,258)
                                                                                          -------------            -------------
Class B
  Proceeds from sales of shares (2,899,381 and 4,637,394 shares, respectively)               22,455,385               41,776,158
  Net asset value of shares issued from reinvestment of distributions
    (278,064 and 251,098 shares, respectively)                                                2,147,868                2,210,523
  Cost of shares repurchased (3,357,007 and 2,529,603 shares, respectively)                 (25,931,082)             (22,197,043)
                                                                                          -------------            -------------
Total                                                                                        (1,327,829)              21,789,638
                                                                                          -------------            -------------
Class C
Proceeds from sales of shares (269,525 and 276,001 shares, respectively)                      2,100,156                2,487,472
Net asset value of share issued from reinvestment of distributions
  (10,955 and 3,918 shares, respectively)                                                        84,719                   33,626
Cost of shares repurchased (96,278 and 58,582 shares, respectively)                            (745,241)                (495,138)
                                                                                          -------------            -------------
Total                                                                                         1,439,634                2,025,960
                                                                                          -------------            -------------
  Increase (decrease) in net assets from share transactions                                 (36,847,795)               6,252,340
                                                                                          -------------            -------------
  Net increase (decrease) in net assets                                                     (36,697,957)             (94,735,546)

Net Assets
  Beginning of period                                                                       490,354,241              585,089,787
                                                                                          -------------            -------------
End of period [including undistributed net investment income (loss) of                     $453,656,284             $490,354,241
  $1,236,279 and $2,545,859, respectively]                                                =============            =============


                        See Notes to Financial Statements                     33

Phoenix-Goodwin High Yield Fund Series

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)

                                                                                           CLASS A
                                                               -------------------------------------------------------------
                                                                                   Year Ended October 31
                                                               -------------------------------------------------------------
                                                               1999         1998        1997         1996        1995
Net asset value, beginning of period                           $7.55       $9.09        $8.63       $8.17        $8.11
Income from investment operations
  Net investment income (loss)                                  0.76        0.83         0.80        0.78         0.80
  Net realized and unrealized gain (loss)                         --       (1.56)        0.46        0.46         0.04
                                                               -----       -----        -----       -----        -----
    Total from investment operations                            0.76       (0.73)        1.26        1.24         0.84
                                                               -----       -----        -----       -----        -----
Less distributions
  Dividends from net investment income                         (0.78)      (0.81)       (0.80)      (0.78)       (0.78)
                                                               -----       -----        -----       -----        -----
    Total distributions                                        (0.78)      (0.81)       (0.80)      (0.78)       (0.78)
                                                               -----       -----        -----       -----        -----
Change in net asset value                                      (0.02)      (1.54)        0.46        0.46         0.06
                                                               -----       -----        -----       -----        -----
Net asset value, end of period                                 $7.53       $7.55        $9.09       $8.63        $8.17
                                                               =====       =====        =====       =====        =====
Total return(1)                                                10.16%      (8.97)%      15.03%      15.95%       11.19%
Ratios/supplemental data:
  Net assets, end of period (thousands)                     $391,057    $427,659     $532,906    $501,265     $507,855
Ratio to average net assets of:
  Operating expenses                                            1.16%(4)    1.12%        1.11%       1.17%        1.21%
  Net investment income                                         9.71%       9.13%        8.76%       9.21%       10.01%
Portfolio turnover                                                73%        103%         167%        162%         147%

                                                                       CLASS B                                   CLASS C
                                              ------------------------------------------------------      -------------------
                                                                                                                       From
                                                                                                          Year      Inception
                                                               Year Ended October 31                      Ended    2/27/98 to
                                              ------------------------------------------------------      10/31/99   10/31/98
                                              1999         1998        1997         1996        1995      -------------------

Net asset value, beginning of period          $7.52       $9.07        $8.63       $8.19        $8.13       $7.54        $9.31
Income from investment operations
  Net investment income (loss)                 0.70        0.76         0.73        0.71         0.72        0.71         0.50
  Net realized and unrealized gain (loss)      0.01       (1.55)        0.46        0.45         0.07          --        (1.76)
                                              -----       -----        -----       -----        -----       -----        -----
    Total from investment operations           0.71       (0.79)        1.19        1.16         0.79        0.71        (1.26)
                                              -----       -----        -----       -----        -----       -----        -----
Less distributions
Dividends from net investment income          (0.72)      (0.76)       (0.75)      (0.72)       (0.73)      (0.72)       (0.51)
                                              -----       -----        -----       -----        -----       -----        -----
  Total distributions                         (0.72)      (0.76)       (0.75)      (0.72)       (0.73)      (0.72)       (0.51)
                                              -----       -----        -----       -----        -----       -----        -----
Change in net asset value                     (0.01)      (1.55)        0.44        0.44         0.06       (0.01)       (1.77)
                                              -----       -----        -----       -----        -----       -----        -----
Net asset value, end of period                $7.51       $7.52        $9.07       $8.63        $8.19       $7.53        $7.54
                                              =====       =====        =====       =====        =====       =====        =====
Total return(1)                                9.37%      (9.61)%      14.18%      14.88%       10.44%       9.38%      (14.09)%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)       $59,547     $61,026       52,184     $25,595      $12,331      $3,052       $1,669
Ratio to average net assets of:
  Operating expenses                           1.91%(4)    1.88%        1.86%       1.92%        1.97%       1.91%(4)     1.88%(2)
  Net investment income                        8.94%       8.46%        8.00%       8.47%        9.18%       8.85%        8.94%(2)
Portfolio turnover                               73%        103%         167%        162%         147%         73%         103%

------
(1) Maximum sales load is not reflected in the total return calculation.
(2) Annualized.
(3) Not annualized.
(4) For the year ended October 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 1.15% for Class A and the ratio would not significantly differ for Class B and Class C.

34                       See Notes to Financial Statements

Phoenix-Goodwin Money Market Fund Series

A Discussion the Fund's Portfolio Manager, Julie L. Sapia

Q: What is the Fund's investment objective?

A: The Fund is appropriate for conservative investors who want competitive money market yields with minimal risk to principal. Investors should note that an investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investor's investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q: How did the Fund perform over the last 12 months?

A: For the 12 months ended October 31, 1999, Class A shares returned 4.47% and Class B shares returned 3.69%. The return for Class C shares since they were introduced October 12, 1999 was 0.19%. The 12-month return through October 31, 1999 for Salomon Brothers 90-day T-bill(1) was 4.66%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: What factors affected how the Fund was positioned during the reporting period?

A: The continuing economic crisis and unstable global markets prompted the Federal Reserve to lower rates once again on November 17, 1998, resulting in a total rate cut of 75 basis points in 1998.

Over the next several months, financial market conditions stabilized. Several of the emerging-market economies appeared to show improved economic fundamentals. The stabilization of global markets accompanied with persistent domestic economic strength heightened concerns toward a greater risk of rising inflation. On June 30, 1999 and again on August 24, the Federal Reserve raised rates, resulting in a total rate increase of 50 basis points. At the August 24 meeting, a neutral bias was adopted.

Q: What is your outlook for the next six months?

A: Strong domestic demand and recovering foreign economies will be the focus going forward. We believe the market will continue to question the strength of the economy and whether we will see any signs of rising inflation over the months ahead. In the event we see ongoing signs of rising inflation, we believe the Federal Reserve will raise rates once again. As always, we will continuously monitor the portfolio and make adjustments based on current market conditions.

                                                                November 5, 1999


------------------
(1) Salomon Brothers 90-day T-bill is a commonly used measure of short-term money market performance.

--------------------------------------------------------------------------------
Monthly Yield Comparison
--------------------------------------------------------------------------------

[Edgar representation of data points used in printed graphics]


Monthly yields PSMMA vs IBC Money Fund Report            PERIODS ENDING 10/31/99

             Phoenix-Goodwin Money Market Fund Report
                                                                # S&P 500 Index
                                                IBC
                         Fiscal                Report
   Month                  1999               First Tier                 diff
   -----                 ------              ----------                 -----
 11/30/1998               4.59%                 4.60%                   -0.01%
 12/31/1998               4.51                  4.53                    -0.02
 01/31/1999               4.46                  4.43                    -0.03
 02/28/1999               4.28                  4.29                    -0.01
 03/31/1999               4.21                  4.23                    -0.02
 04/30/1999               4.20                  4.21                    -0.01
 05/31/1999               4.15                  4.19                    -0.04
 06/30/1999               4.22                  4.23                    -0.01
 07/31/1999               4.31                  4.36                    -0.05
 08/31/1999               4.43                  4.47                    -0.04
 09/30/1999               4.68                  4.62                    -0.06
 10/31/1999               4.69                  4.73                    -0.04

                                                                        -0.16%


(1) This chart illustrates the period from October 31, 1998 to October 31, 1999. The results are not indicative of the rate of return which may be realized from an investment made in the Money Market Fund today. The Money Market Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable Net Asset Value at $1.00 per share.

(2) Average monthly yield of taxable Money Market Funds as reported by IBC's Money Fund Report.

Phoenix-Goodwin Money Market Fund Series

                        INVESTMENTS AT OCTOBER 31, 1999


 FACE
VALUE                                       INTEREST      RESET
(000)               DESCRIPTION               RATE         DATE          VALUE
-----               -----------             --------     -------     -----------
FEDERAL AGENCY SECURITIES--VARIABLE(b)--20.0%

2,500      FFCB (final maturity 6/1/00)       5.216%     11/1/99     $ 2,500,000
  398      SBA (final maturity 1/25/21)       5.75       11/1/99         397,308
2,440      SBA (final maturity 10/25/22)      5.75       1/1/00        2,437,146
3,277      SBA (final maturity 11/25/21)      5.875      1/1/00        3,274,833
2,912      SBA (final maturity 2/25/23)       5.75       1/1/00        2,912,377
2,711      SBA (final maturity 2/25/23)       5.75       1/1/00        2,711,372
2,965      SBA (final maturity 3/25/24)       5.625      11/1/99       2,962,240
  380      SBA (final maturity 5/25/21)       5.75       1/1/00          379,491
3,474      SBA (final maturity 9/25/23)       5.625      1/1/00        3,474,056
2,500      SLMA (final maturity 1/20/00)      5.575      11/2/99       2,500,000
2,500      SLMA (final maturity 11/18/99)     5.425      11/2/99       2,500,000
3,000      SLMA (final maturity 3/7/01)       5.405      11/2/99       3,000,000
2,500      FHLB (final maturity 2/25/00)      5.845      11/3/99       2,500,000
10,500     FFCB (final maturity 7/24/00)      5.54       11/1/99      10,500,863
3,000      FHLB (final maturity 7/14/00)      5.705      7/14/00       2,991,728
--------------------------------------------------------------------------------
Total Federal Agency Securities--Variable                             45,041,414
--------------------------------------------------------------------------------

                                                STANDARD
                                                & POORS
                                                 RATING                 MATURITY
                                              (Unaudited)                 DATE
                                              -----------               --------
COMMERCIAL PAPER--62.6%

  550      Emerson Electric Co.                    A-1+      5.27       11/1/99         550,000
1,320      Koch Industries, Inc.                   A-1+      5.34       11/1/99       1,320,000
5,000      Albertson's, Inc.                       A-1       5.30       11/2/99       4,999,264
1,132      Greenwich Funding Corp.                 A-1+      5.36       11/2/99       1,131,831
2,970      Schering-Plough Corp.                   A-1+      5.25       11/2/99       2,969,567
3,540      Gannett Co., Inc.                       A-1+      5.30       11/5/99       3,537,935
5,770      Donnelly (R.R.) & Sons Co.              A-1       5.28       11/8/99       5,764,076
2,700      Ford Motor Credit Co.                   A-1       5.25       11/8/99       2,697,244
3,500      Albertson's Inc.                        A-1       5.25       11/9/99       3,495,917
1,305      Private Export Funding Corp.            A-1+      5.28       11/9/99       1,303,469
1,000      Enterprise Funding Corp.                A-1+      5.39       11/10/99        998,652
5,000      AT&T Corp.                              A-1+      5.28       11/15/99      4,989,733
2,500      Donnelley (R.R.) & Sons Co.             A-1       5.28       11/16/99      2,494,500
4,715      Exxon Imperial Funding U.S., Inc.       A-1+      5.27       11/16/99      4,704,647
3,500      Bavaria Universal Funding Corp.(b)      A-1       5.496      11/17/99      3,500,000
3,500      Household Finance Corp.                 A-1       5.28       11/17/99      3,491,787
3,000      Schering-Plough Corp.                   A-1+      5.28       11/17/99      2,992,960


                                                 STANDARD
 FACE                                            & POORS
VALUE                                             RATING      INTEREST     MATURITY
(000)               DESCRIPTION                (Unaudited)      RATE         DATE          VALUE
-----               -----------                -----------    --------     --------      ----------
1,100      Wisconsin Electric Power Co.            A-1+         5.28%      11/18/99      $1,097,257
2,820      Donnelley (R.R.) & Sons Co.             A-1          5.28       11/19/99       2,812,555
3,500      General Electric Capital Corp.          A-1+         5.33       11/19/99       3,490,672
3,000      Schering-Plough Corp.                   A-1+         5.27       11/19/99       2,992,095
4,200      Bavaria Universal Funding Corp.         A-1+         5.39       11/22/99       4,186,794
1,015      Exxon Imperial Funding U.S., Inc.       A-1+         5.30       11/22/99       1,011,862
2,805      Coca-Cola Co.                           A-1+         5.25       11/23/99       2,796,001
2,500      Enterprise Funding Corp.                A-1+         5.38       11/23/99       2,491,781
1,000      Heinz (H.J.) Co.                        A-1          5.27       11/24/99         996,633
5,000      Vermont American Corp.                  A-1+         5.28       11/24/99       4,983,133
3,500      Merrill Lynch & Co.                     A-1+         5.28       11/29/99       3,485,627
2,500      Private Export Funding Corp.            A-1+         5.24       11/29/99       2,489,811
1,475      Merrill Lynch & Co.                     A-1+         5.29       11/30/99       1,468,714
1,305      Greenwich Funding Corp.                 A-1+         5.95       1/13/00        1,289,255
4,000      Greenwich Funding Corp.                 A-1+         5.90       1/13/00        3,952,144
1,374      Receivables Capital Corp.               A-1+         5.82       1/14/00        1,357,562
3,500      Cargill, Inc.                           A-1          5.40       1/21/00        3,457,475
  545      Preferred Receivables Funding Corp.     A-1          5.58       1/25/00          537,820
2,500      Gannett Co., Inc.                       A-1+         5.95       1/27/00        2,464,052
3,255      Marsh & McLennan Cos., Inc.             A-1+         5.53       1/28/00        3,211,000
3,000      General Electric Capital Corp.          A-1+         4.94       2/4/00         2,960,892
2,500      Greenwich Funding Corp.                 A-1+         6.05       2/4/00         2,460,087
2,500      Preferred Receivables Funding Corp.     A-1          5.88       2/4/00         2,461,208
2,470      Lexington Parker Capital Co. LLC        A-1          5.82       2/11/00        2,429,270
2,599      Enterprise Funding Corp.                A-1+         5.88       2/15/00        2,554,003
2,500      Receivables Capital Corp.               A-1+         5.88       2/15/00        2,456,717
2,500      Preferred Receivables Funding Corp.     A-1          6.03       2/17/00        2,454,775
2,500      Lexington Parker Capital Co. LLC        A-1          5.85       2/18/00        2,455,719
2,500      AlliedSignal, Inc.                      A-1          5.92       2/22/00        2,453,544
3,060      American Home Products Corp.            A-1          5.67       2/23/00        3,005,058
2,715      American Home Products Corp.            A-1          5.72       2/24/00        2,665,391
2,500      Lexington Parker Capital Co. LLC        A-1          6.00       2/25/00        2,451,667
1,500      Lexington Parker Capital Co. LLC        A-1          6.05       2/25/00        1,470,758
2,500      Bavaria Universal Funding Corp.         A-1+         5.81       3/27/00        2,440,690
2,500      Beta Finance, Inc.                      A-1+         5.77       3/27/00        2,441,098
2,500      Campbell Soup Co.                       A-1+         4.85       4/13/00        2,444,764
---------------------------------------------------------------------------------------------------
Total Commercial Paper                                                                  141,119,466
---------------------------------------------------------------------------------------------------

                        See Notes to Financial Statements

Phoenix-Goodwin Money Market Fund Series


                                                 STANDARD
 FACE                                            & POORS
VALUE                                             RATING      INTEREST     MATURITY
(000)               DESCRIPTION                (Unaudited)      RATE         DATE          VALUE
-----               -----------                -----------    --------     --------      ----------
MEDIUM-TERM NOTES(e)--8.5%
2,500      Associates Corporation of
           North America(c)                        AA-          5.288%     11/22/99      $2,499,339
2,500      Beta Finance, Inc.                      AAA          5.35       3/9/00         2,500,000
2,500      Associates Corporation of
           North America                           AA-          9.125      4/1/00         2,539,017
2,500      Dupont (E.I.) de Nemours & Co.          AA-          5.079      4/3/00         2,499,293
1,000      General Electric Capital Corp.          AAA          5.76       4/24/00          999,074
3,500      General Electric Capital Corp.          AAA          5.84       4/28/00        3,498,233
1,000      Beta Finance, Inc.                      AAA          5.265      5/15/00          994,815
1,000      Associates Corporation of
           North America                           AA-          6.32       6/16/00        1,002,945
2,500      Pitney Bowes. Inc.                      AA           5.95       9/29/00        2,500,000
---------------------------------------------------------------------------------------------------
Total Medium-Term Notes                                                                  19,032,716
---------------------------------------------------------------------------------------------------


                                                 STANDARD
 FACE                                            & POORS
VALUE                                             RATING      INTEREST     MATURITY
(000)               DESCRIPTION                (Unaudited)      RATE         DATE          VALUE
-----               -----------                -----------    --------     --------      ----------
CERTIFICATES OF DEPOSIT--9.3%

3,500      Canadian Imperial Funding Corp.         AA-          6.475%     1/24/00       $3,511,441
2,500      Deutsche Bank Financial, Inc.           AA+          4.97       2/2/00         2,499,171
2,500      Canadian Imperial Funding Corp.         AA-          5.01       2/7/00         2,499,870
2,500      Deutsche Bank Financial, Inc.           AA           5.10       2/17/00        2,499,786
2,500      Canadian Imperial Funding Corp.         AA-          5.12       2/23/00        2,499,699
  450      Canadian Imperial Funding Corp.         AA-          5.27       3/3/00           449,451
3,000      Deutsche Bank Financial, Inc.           AA           5.19       3/13/00        2,999,523
3,500      ABN AMRO Bank                                        5.38       4/20/00        3,499,036
           Deutsche Bank Financial, Inc.           AA           5.25       5/18/00          548,613
---------------------------------------------------------------------------------------------------
Total Certificates of Deposit                                                            21,006,590
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS--100.4%
(Identified cost $226,200,186)                                                          226,200,186(a)

Cash and receivables, less liabilities--(0.4)%                                             (935,898)
                                                                                       ------------
NET ASSETS--100.0%                                                                     $225,264,288
                                                                                       ============

----------------
(a) Federal Income Tax Information: At October 31, 1999, the aggregate cost of securities was the same for book and tax purposes.

(b) Variable rate demand notes. The interest rates shown reflect the rates currently in effect.

(c) Variable rate medium term note. The interest rate shown reflects the rate currently in effect.

(d) Variable rate certificate of deposit. The next reset date is 1/20/00.

(e) The interest rate shown is the coupon rate.


                       See Notes to Financial Statements

Phoenix-Goodwin Money Market Fund Series

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1999
Assets
Investment securities at value
  (Identified cost $226,200,186)                                   $226,200,186
Cash                                                                  1,371,365
Receivables
  Fund shares sold                                                    2,155,006
  Interest                                                            1,248,737
  Investment securities sold                                             46,451
Prepaid expenses                                                          3,432
                                                                   ------------
Total assets                                                        231,025,177
                                                                   ------------
Liabilities

Payables
  Fund shares repurchased                                             5,312,477
  Dividend distribution                                                 177,214
  Transfer agent fee                                                     81,371
  Investment advisory fee                                                81,121
  Financial agent fee                                                    20,801
  Distribution fee                                                       15,467
  Trustees' fee                                                          11,341
Accrued expenses                                                         61,097
                                                                   ------------
Total liabilities                                                     5,760,889
                                                                   ------------
Net Assets                                                         $225,264,288
                                                                   ============
Net Assets Consist of:
Capital paid in on shares of beneficial interest                   $225,264,288
                                                                   ------------
Net Assets                                                         $225,264,288
                                                                   ============
Class A
Shares of beneficial interest outstanding, $1.00 par value,
unlimited authorization (Net Assets $205,065,842)                   205,065,842
Net asset value per share                                                 $1.00

Class B
Shares of beneficial interest outstanding, $1.00 par value,
unlimited authorization (Net Assets $20,053,524)                     20,053,524
Net asset value and offering price per share                              $1.00

Class C
Shares of beneficial interest outstanding, $1.00 par value,
unlimited authorization (Net Assets $144,922)                           144,922
Net asset value and offering price per share                              $1.00

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 1999
Investment Income
Interest                                                            $11,772,182
                                                                    -----------
  Total investment income                                            11,772,182
                                                                    -----------
Expenses
Investment advisory fee                                                 910,014
Distribution fee, Class B                                               148,254
Distribution fee, Class C                                                    72
Financial agent fee                                                     206,950
Transfer agent fee                                                      482,886
Printing                                                                 38,011
Custodian                                                                36,041
Registration                                                             33,940
Trustees                                                                 16,908
Audit                                                                    25,730
Miscellaneous                                                             7,763
                                                                    -----------
  Total expenses                                                      1,906,569
  Custodian fees paid indirectly                                         (3,119)
                                                                    -----------
  Net expenses                                                        1,903,450
                                                                    -----------
Net investment income                                               $ 9,868,732
                                                                    ===========

                        See Notes to Financial Statements

Phoenix-Goodwin Money Market Fund Series


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                              Year Ended                Year Ended
                                                                                               10/31/99                  10/31/98
                                                                                           ---------------           --------------
From Operations
  Net investment income (loss)                                                             $    9,868,732            $    9,527,556
                                                                                           --------------            --------------
From Distributions to Shareholders
  Net investment income - Class A                                                              (9,145,952)               (8,931,102)
  Net investment income - Class B                                                                (722,494)                 (596,454)
  Net investment income - Class C                                                                    (286)                       --
                                                                                           --------------            --------------
Decrease in net assets from distributions to shareholders                                      (9,868,732)               (9,527,556)
                                                                                           --------------            --------------
From Share Transactions
Class A
 Proceeds from sales of shares (1,899,144,846 and 1,101,598,303 shares, respectively)       1,899,144,846             1,101,598,303
 Net asset value of shares issued from reinvestment of
  distributions (8,113,952 and 7,964,222 shares, respectively)                                  8,113,952                 7,964,222
 Cost of shares repurchased (1,897,484,874 and 1,102,965,310 shares, respectively)         (1,897,484,874)           (1,102,965,310)
                                                                                           --------------            --------------
Total                                                                                           9,773,924                 6,597,215
                                                                                           --------------            --------------
Class B
 Proceeds from sales of shares (74,245,737 and 46,229,441 shares, respectively)                74,245,737                46,229,441
 Net asset value of shares issued from reinvestment of
  distributions (599,130 and 482,065 shares, respectively)                                        599,130                   482,065
 Cost of shares repurchased (74,769,104 and 41,747,121 shares, respectively)                  (74,769,104)              (41,747,121)
                                                                                           --------------            --------------
Total                                                                                              75,763                 4,964,385
                                                                                           --------------            --------------
Class C
 Proceeds from sales of shares (144,728 and 0 shares, respectively)                               144,728                        --
 Net asset value of shares issued from reinvestment of
  distributions (194 and 0 shares, respectively)                                                      194                        --
 Cost of shares repurchased (0 and 0 shares, respectively)                                             --                        --
                                                                                           --------------            --------------
Total                                                                                             144,922                        --
                                                                                           --------------            --------------
  Increase (decrease) in net assets from share transactions                                     9,994,609                11,561,600
                                                                                           --------------            --------------
  Net increase (decrease) in net assets                                                    $    9,994,609            $   11,561,600

Net Assets
 Beginning of period                                                                          215,269,679               203,708,079
                                                                                           --------------            --------------
 End of period                                                                             $  225,264,288            $  215,269,679
                                                                                           ==============            ==============


                       See Notes to Financial Statements

Phoenix-Goodwin Money Market Fund Series

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)

                                                                                                    CLASS A
                                                                   -----------------------------------------------------------------
                                                                                            Year Ended October 31
                                                                   -----------------------------------------------------------------
                                                                       1999          1998         1997          1996          1995


Net asset value, beginning of period                                  $1.00         $1.00         $1.00         $1.00         $1.00
Income from investment operations
  Net investment income (loss)                                        0.044         0.049         0.048         0.047         0.053
                                                                      -----         -----         -----         -----         -----
   Total from investment operations                                   0.044         0.049         0.048         0.047         0.053
                                                                      -----         -----         -----         -----         -----
Less distributions
  Dividends from net investment income                               (0.044)       (0.049)       (0.048)       (0.047)       (0.053)
                                                                      -----         -----         -----         -----         -----
  Change in net asset value                                              --            --            --            --            --
                                                                      -----         -----         -----         -----         -----
Net asset value, end of period                                        $1.00         $1.00         $1.00         $1.00         $1.00
                                                                      =====         =====         =====         =====         =====
Total return                                                           4.47%         5.00%         4.76%         4.67%         5.32%

Ratios/supplemental data:
Net assets, end of period (thousands)                              $205,066      $195,292      $188.695      $192,859      $193,534

Ratio to average net assets of:
  Operating expenses                                                   0.77%(3)      0.73%         0.79%         0.84%         0.71%
  Net investment income  (loss)                                        4.41%         4.90%         4.76%         4.68%         5.31%




                                                                                        CLASS B                           CLASS C
                                                            ----------------------------------------------------------- -----------
                                                                                                                            From
                                                                                Year Ended October 31                    Inception
                                                            ----------------------------------------------------------- 10/12/99 to
                                                               1999        1998          1997         1996        1995    10/31/99
Net asset value, beginning of period                          $1.00        $1.00        $1.00        $1.00       $1.00     $1.00
Income from investment operations
  Net investment income (loss)                                0.036        0.041        0.040        0.039       0.046     0.003
                                                              -----        -----        -----        -----       -----     -----

   Total from investment operations                           0.036        0.041        0.040        0.039       0.046     0.003
                                                              -----        -----        -----        -----       -----     -----

Less distributions
  Dividends from net investment income                       (0.036)      (0.041)      (0.040)      (0.039)     (0.046)   (0.003)
                                                              -----        -----        -----        -----       -----     -----

Change in net asset value                                        --           --           --           --          --        --
                                                              -----        -----        -----        -----       -----     -----

Net asset value, end of period                                $1.00        $1.00        $1.00        $1.00       $1.00     $1.00
                                                              =====        =====        =====        =====       =====     =====

Total return                                                   3.69%        4.22%        4.02%        3.93%       4.63%     0.19%(2)

Ratios/supplemental data:
Net assets, end of period (thousands)                       $20,054      $19,978      $15,013      $10.223      $8,506      $145

Ratio to average net assets of:
  Operating expenses                                           1.52%(3)     1.48%        1.55%        1.59%       1.44%     1.82%(1)
  Net investment income (loss)                                 3.66%        4.15%        4.02%        3.92%       4.62%     3.95%(1)


-------------
(1) Annualized.

(2) Not annualized.

(3) For the year ended October 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


                        See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund Series

A Discussion with the Fund's Portfolio Management Team

Q: Why was the Fund's name changed?

A: In August, shareholders approved changing the name of the Fund from Phoenix-Goodwin Balanced Fund to Phoenix-Oakhurst Balanced Fund to reflect the name of the Fund's equity portfolio management team at Oakhurst,SM a division of Phoenix Investment Counsel, Inc. There has been no change to investment objective or management team, only a name change.

Q: What is the Fund's investment objective?

A: Phoenix-Oakhurst Balanced Fund is appropriate for investors seeking long-term capital appreciation, current income, and conservation of capital from a balanced portfolio of stocks, bonds, and cash equivalents. Investors should note that the Fund may hold foreign bonds, and foreign investments pose additional risk, such as currency, fluctuation, less public disclosure, and political and economic uncertainty.

Q: Can you provide a brief overview of the equity markets over the last 12 months?

A: From October 31, 1998 to October 31, 1999, the market represented by the S&P 500 Index1 returned a total of 25.79%. This represented a rebound from the market correction of August through October of 1998. As the U.S. domestic economy showed continued strength with little inflationary pressure, the market reversed the downward momentum induced by the Asian economic crisis and Russian default of short-term debt.

   Technology and basic material stocks led market performance during the past year. Technology issues were propelled by strength in the semiconductor industry as demand finally caught up with supply due to a dramatic cutback of capacity spending during 1998. The build-out of Internet infrastructure accelerated the growth rate of many vendors of communication chips, networking equipment, and computer servers. With the increasing number of corporations and consumers populating the World Wide Web, a new class of software tools also emerged. Web authoring, web-content management, and enterprise procurement management are just a few of the examples. All of these contributed to the great technology rally of 1998-1999.

   The surge in basic material stocks started earlier in 1999. As the Asian economic crisis abated, there was great optimism that demand for basic commodities would stabilize. The OPEC meeting in February rallied the price of crude oil. The numerous unplanned outages at various chemical plants caused commodity chemical prices to increase. The protectionism measures contemplated by Congress curbed steel imports. The strength in the domestic housing market made forest products scarce. These factors led to increasing earnings forecasts for many paper, chemical, steel and oil companies. From January through May, basic material stocks dramatically outperformed the S&P 500 Index.

   On the negative side, consumer non-cyclical and health-care stocks underperformed the market all year. Consumer stocks were hampered by earnings disappointments from market leaders Coke and Gillette. Many food producers also failed to meet growth expectations. The drug stocks were slowed by lingering talk of a Medicare-sponsored prescription benefit plan that may lower the overall cost of medicine. In addition, major pharmaceutical companies must also deal with the soon-to-come patent expiration of many blockbuster drugs.

Q: Can you provide us with a brief overview of the bond market during this period?

A: At the time of this writing, the bond market is definitely not a repeat of last year. We saw Russia default, hedge funds unwind around the world, a global liquidity crisis erupt, and a Fed response of lowering interest rates. Now we are experiencing a record supply of issues in non-Treasury sectors, Y2K fears, a reduced role for Wall Street as a market liquidity provider, and a Fed bias toward higher rates. On October 5 of last year, the two-year Treasury yielded 4.02%. On November 8 of this year, it yielded 5.72%. The difference for the 30-year Treasury is even more dramatic. Last October 5, it yielded 4.71% compared with 6.06% on November 8, 1999. The "flight to quality" environment has reversed itself, and for most of this reporting period, higher-yielding sectors were the best performing.

(1) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index is not available for direct investment.

Q: How did the Fund perform in this environment?

A: The Phoenix-Oakhurst Balanced Fund Class A shares returned 16.73% and Class B shares returned 15.84% for the fiscal year ended October 31, 1999 compared with a return of 15.25% for a benchmark index.(2) The equity portion had a return of 29.6% for the one year, ahead of the 25.79% return of the S&P 500 Index. The bond portion of the portfolio returned 1.73% compared with a return of 0.53% for the Lehman Aggregate Bond Index for the one-year period. The average return for a universe of 430 balanced funds was 11.32%, according to Lipper, Inc. All performance figures assume reinvestment of distributions and exclude the effects of sales charges.

   The equity portion of the Phoenix-Oakhurst Balanced Fund held a great deal of media stocks. Issues such as Clear Channel Communications, CBS, AMFM Inc., Liberty Media and Hughes Electronics all had significantly above-market returns and contributed greatly to portfolio performance. In the new age of digital media, these companies either control great distribution or possess great content and have seen their value rise greatly. The Fund also was helped by holdings in Microsoft, IBM, America Online, Cisco, Sun Microsystems, and Tellabs. These technology companies are deriving great benefit from the increasing popularity of the Internet.

   The Fund was also favorably exposed to several leading specialty retail stocks, including Home Depot, Wal-Mart Stores and Tandy. Home Depot and Wal-Mart have increased their dominance in the retail sector, exerting greater influence on their suppliers and reaping significant benefit from the record high consumer confidence. Tandy, through the ownership of Radio Shack, served as an outlet for wireless subscription plans, earning great profit in the process. Selected financial service stocks also performed well. The portfolio held large positions in Morgan Stanley, Citigroup, and American International Group, which all appreciated greatly from their lows reached in August of 1998.

   The bond portion of the Fund also performed well during this period, with higher-yielding sectors being among the best performers in the market. We have maintained our strategy of investing in sectors with best relative values, and while this hurt performance last year, this has benefited results this year. Some of the best contributors to performance were our holdings in the cable and telecommunications industries.

Q: Have any changes to the Fund's asset allocation been made?

A: No. As part of our investment philosophy, we do not believe in trying to time the market. Our mandate is to remain approximately 60% invested in equities and 40% in bonds. On the fixed-income side, we maintain a duration equal to our benchmark index.

Q: What is your outlook?

A: The outlook for corporate profits has brightened over last year. During October of 1998, Asia's economy was still suffering from overcapacity and slow growth. It is now poised for recovery. Even the Japanese economy shows signs of sustainable positive growth after many years of stagnant condition. The economic situation in Europe is also quite robust. We believe this background of economic prosperity can fuel strong earnings growth for corporate America.

   The inflation front also appears to be quite benign. Despite a tight labor market, there is currently neither signs of wage inflation nor outsized growth of the Consumer Price Index. With a strong labor market, rising energy and commodity prices, there will always be fear of an overheating economy. With such worry in mind, the Federal Reserve has already raised interest rates twice since June to forestall any inflationary pressure. As long as inflation remains tame and corporate profit continue to be strong, the equity market should stay on solid ground.

We also believe the outlook for fixed-income markets is very favorable for the long term. Real yields remain attractive by historical standards, and all spread sectors now offer excellent value relative to long-term average. Our current focus is on Europe to take advantage of inefficiencies we are finding there and using currency hedges to pick up incremental yield.

November 15, 1999

-----------------
(2) The benchmark index is made of 60% of the S&P 500 Index and 40% of the Lehman Brothers Aggregate Index. The Lehman Brothers Aggregate Index is an unmanaged, commonly used measure of broad bond market total return performance. The indices are not available for direct investment.

Phoenix-Oakhurst Balanced Fund Series

  Average Annual Total Returns(1)                                               PERIODS ENDING 10/31/99

                                                                               INCEPTION     INCEPTION
                                           1 YEAR       5 YEAR      10 YEAR   TO 10/31/99       DATE
                                           ------       ------      -------   -----------    ----------
Class A Shares at NAV(2)                    16.73%      14.15%       11.57%       --             --
Class A Shares at POP(3)                    11.18       13.04        11.03        --             --

Class B Shares at NAV(2)                    15.84       13.31        --          12.58%        7/15/94
Class B Shares with CDSC(4)                 11.84       13.31        --          12.58         7/15/94

New Balanced Benchmark(7)                   15.25       18.79        13.97       18.19          Note 5
Old Balanced Benchmark(8)                   14.44       17.58        13.19       17.05          Note 5

S&P 500 Index(9)                            25.79       26.10        17.85       25.61         7/15/94

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.

(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.

(5) Index information from 7/31/94 to 10/31/99.

(6) This chart illustrates POP returns on Class A shares for ten years. Returns on Class B shares will vary due to differing sales charges.

(7) The Balanced Benchmark is a composited index made up of 60% of the S&P 500 Index return and 40% of the Lehman Brothers Aggregate Bond Index return. The index's performance does not reflect sales charges.

(8) The Balanced Benchmark is a composited index made up of 55% of the S&P 500 Index return, 35% of the Lehman Brothers Aggregate Bond Index return and 10% of the 90-day Treasury bill return. The index's performance does not reflect sales charges.

(9) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The index's performance does not reflect sales charges.

    All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Growth of $10,000                                        PERIODS ENDING 10/31/99
[Edgar representation of data points used in printed graphics]

             Phoenix-Oakhurst Balanced A       60% S&P 40% Lehman                 S&P 500 Index(9)          55% S&P 35% Lehman
                                                    Aggregate
10/31/1989            $ 9,525                        $10,000                          $10,000                   $10,000
10/31/1990            $ 9,974                        $10,190                          $ 9,248                   $ 9,890
10/31/1991            $12,592                        $12,872                          $12,346                   $12,299
10/30/1992            $13,822                        $14,167                          $13,576                   $13,463
10/29/1993            $15,193                        $16,113                          $15,598                   $15,168
10/31/1994            $14,695                        $16,254                          $16,212                   $15,361
10/31/1995            $16,975                        $19,841                          $20,494                   $18,503
10/31/1996            $19,018                        $23,138                          $25,463                   $21,397
10/31/1997            $22,449                        $28,395                          $33,682                   $25,924
10/30/1998            $24,398                        $33,354                          $41,097                   $30,170
10/29/1999            $28,480                        $38,442                          $51,694                   $34,528




This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/31/89 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

Sector Weightings                                      10/31/99

                       As a percentage of equity holdings
                           [PIE CHART GRAPHIC OMITTED]

                  o Technology                           26%
                  o Financials                           17%
                  o Consumer Staples                     14%
                  o Health-Care                          10%
                  o Consumer Cyclicals                    9%
                  o Communication Services                9%
                  o Capital Goods                         7%
                  o Other                                 8%

Phoenix-Oakhurst Balanced Fund Series

------------------------------------------------------------------------------------------------------------------------------------
                         Ten Largest Equity Holdings at October 31, 1999 (as a percentage of total net assets)

1. Microsoft Corp.                                             3.2%   6. Wells Fargo Co.                                       2.1%
   World's leading computer software company                             Nationwide diversified financial services company
2. Intel Corp.                                                 2.6%   7. AT&T Corp.-Liberty Media Group Class A                2.0%
   Designs, develops and markets microcomputer components                Internet, television and digital technology provider
3. Cisco Systems, Inc.                                         2.5%   8. Citigroup, Inc.                                       1.9%
   Develops multiprotocol Internet-working systems                       Diversified financial services holding company
4. General Electric Co.                                        2.2%   9. AT&T Corp.                                            1.9%
   Diversified manufacturing and financial services provider             Provides voice, data and video telecommunications services
5. International Business Machines Corp.                       2.1%  10. BP Amoco PLC Sponsored ADR                            1.9%
   Provides advanced information technologies                            Holding company of petroleum and petrochemical groups
------------------------------------------------------------------------------------------------------------------------------------

                        INVESTMENTS AT OCTOBER 31, 1999

                                             STANDARD
                                             & POORS        PAR
                                              RATING       VALUE
                                           (Unaudited)     (000)        VALUE
                                           -----------    -------    -----------
U.S. GOVERNMENT SECURITIES--4.4%
U.S. Treasury Bonds--1.1%
U.S. Treasury Bonds 5.25%, 11/15/28 ......     AAA        $ 9,000    $ 7,731,103
U.S. Treasury Bonds 5.25%, 2/15/29 .......     AAA         12,100     10,474,408
                                                                     -----------
                                                                      18,205,511
                                                                     -----------
U.S. Treasury Notes--3.3%
U.S. Treasury Notes 4.50%, 9/30/00 .......     AAA         42,150     41,741,158
U.S. Treasury Notes 5.25%, 8/15/03 .......     AAA          1,000        975,485
U.S. Treasury Notes 4.25%, 11/15/03 ......     AAA          8,400      7,885,690
U.S. Treasury Notes 6%, 8/15/04 ..........     AAA            200        200,429
U.S. Treasury Notes 4.75%, 11/15/08 ......     AAA          1,550      1,401,230
U.S. Treasury Notes 6%, 8/15/09 ..........     AAA            220        219,676
                                                                     -----------
                                                                      52,423,668
                                                                     -----------
--------------------------------------------------------------------------------
Total U.S. Government Securities
(Identified cost $73,125,595)                                         70,629,179
--------------------------------------------------------------------------------

                                             STANDARD
                                             & POORS        PAR
                                              RATING       VALUE
                                           (Unaudited)     (000)        VALUE
                                           -----------    -------    -----------
AGENCY MORTGAGE-BACKED SECURITIES--3.6%
GNMA 6.50%, '23-'28                            AAA        $60,344    $58,088,609
--------------------------------------------------------------------------------
Total Agency Mortgage-Backed Securities
(Identified cost $58,916,977)                                         58,088,609
--------------------------------------------------------------------------------
AGENCY NON MORTGAGE-BACKED
SECURITIES--1.1%
Fannie Mae 6.625%, 9/15/09 ..................  Aaa(d)      18,340     18,248,300
--------------------------------------------------------------------------------
Total Agency Non Mortgage-Backed Securities
(Identified cost $18,317,692)                                         18,248,300
--------------------------------------------------------------------------------
MUNICIPAL BONDS--6.8%
California--3.0%

Alameda Corridor Transportation Authority
Revenue Taxable Series C 6.50%,
10/1/19 .....................................  AAA          1,100        981,750

                       See Notes to Financial Statements                      45

Phoenix-Oakhurst Balanced Fund Series
                                               STANDARD
                                               & POORS       PAR
                                                RATING      VALUE
                                             (Unaudited)    (000)       VALUE
                                             ----------    -------   -----------
California--continued

Alameda Corridor Transportation Authority
Revenue Taxable Series C 6.60%,
10/1/29 ......................................   AAA       $ 2,750   $ 2,430,312

Fresno County Pension Obligation Revenue
Taxable 6.21%, 8/15/06 .......................   AAA         3,820     3,657,650

Kern County Pension Obligation
Revenue Taxable 7.26%, 8/15/14 ...............   AAA         6,830     6,701,937

Long Beach Pension Obligation
Taxable 6.87%, 9/1/06 ........................   AAA         2,865     2,843,512

Orange County Pension Obligation Revenue
Taxable Series A 7.62%, 9/1/08 ...............   AAA         9,085     9,402,975

Pasadena Pension Funding Revenue
Taxable Series A 6.95%, 5/15/07 ..............   AAA         1,915     1,905,425

Pasadena Pension Funding Revenue
Taxable Series A 7%, 5/15/08 .................   AAA         3,435     3,417,825

Pasadena Pension Funding Revenue
Taxable Series A 7.05%, 5/15/09 ..............   AAA         2,500     2,484,375

Pasadena Pension Funding Revenue
Taxable Series A 7.15%, 5/15/11 ..............   AAA           565       557,937

San Bernardino County Pension Obligation
Revenue Taxable 6.87%, 8/1/08 ................   AAA         1,530     1,508,963

San Bernardino County Pension Obligation
Revenue Taxable 6.94%, 8/1/09 ................   AAA         4,170     4,112,663

Sonoma County Pension Obligation

Revenue Taxable 6.625%, 6/1/13 ...............   AAA         3,665     3,426,775

Ventura County Pension Obligation
Taxable 6.58%, 11/1/06 .......................   AAA         3,560     3,479,900
                                                                     -----------
                                                                      46,911,999
                                                                     -----------
Colorado--0.1%

Denver City and County School District
01 Pension Taxable 6.76%, 12/15/07 ...........   AAA         2,000     1,965,000

Florida--1.0%
Miami Beach Special Obligation
Revenue Taxable 8.60%, 9/1/21 ................   AAA        11,675    12,477,656

Tampa Solid Waste System Revenue
Taxable Series A 6.23%, 10/1/05 ..............   AAA         1,970     1,908,438

University of Miami Exchangeable Revenue
Taxable Series A 7.65%, 4/1/20 ...............   AAA         2,120     2,130,600
                                                                     -----------
                                                                      16,516,694
                                                                     -----------

                                               STANDARD
                                               & POORS       PAR
                                                RATING      VALUE
                                             (Unaudited)    (000)       VALUE
                                             ----------    -------   -----------
Massachusetts--0.2%

Massachusetts Port Authority Revenue
Taxable Series C 6.05%, 7/1/02 .............   AA-        $ 3,340   $  3,289,900

New York--0.8%
New York City Municipal Water Finance
Authority Water & Sewer System Revenue
Series B 5%, 6/15/29 .......................   AAA          4,800      4,074,000

New York State Taxable Series C 6.35%,
3/1/07 .....................................   AAA          9,290      8,930,013
                                                                     -----------
                                                                      13,004,013
                                                                     -----------
Pennsylvania--1.0%

Philadelphia Authority For Industrial
Development Pension Funding
Retirement Systems Revenue Taxable
Series A 5.79%, 4/15/09 ....................   AAA          8,500      7,724,375

Pittsburgh Pension Obligation Taxable
Series C 6.50%, 3/1/17 .....................   AAA          9,245      8,355,169
                                                                     -----------
                                                                      16,079,544
                                                                     -----------
Texas--0.7%

Dallas-Fort Worth International Airport
Revenue Taxable 6.50%, 11/1/09 .............   AAA          1,900      1,814,500

Dallas-Fort Worth International Airport
Revenue Taxable 6.60%, 11/1/12 .............   AAA          5,750      5,390,625

Texas State Veterans Limited Taxable
Series B 6.10%, 12/1/03 ....................   AA           3,995      3,900,119
                                                                     -----------
                                                                      11,105,244
                                                                     -----------
Total Municipal Bonds
(Identified cost $112,548,961)                                       108,872,394
ASSET-BACKED SECURITIES--4.1%
AESOP Funding II LLC 97-1A, A2 144A
6.40%, 10/20/03(c) .........................   AAA          9,250      9,181,060
Associates Manufactured Housing Pass
Through 97-2, A6 7.075%, 3/15/28 ...........   AAA          3,000      2,900,625
Capita Equipment Receivables Trust
97-1, B 6.45%, 8/15/02 .....................   A+           5,020      4,977,481
Case Equipment Loan Trust 98-A,
A4 5.83%, 2/15/05 ..........................   AAA         11,600     11,465,440
                                                                     -----------


46                      See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund Series

                                               STANDARD
                                               & POORS       PAR
                                                RATING      VALUE
                                             (Unaudited)    (000)       VALUE
                                             ----------    -------   -----------
Discover Card Master Trust I 98-7,
A 5.60%, 5/16/06 .............................   AAA       $8,300   $ 7,972,150

Ford Credit Auto Owner Trust 99-B,
A4 5.80%, 6/15/02 ............................   AAA        3,000     2,981,367

Green Tree Financial Corp. 96-2,
M1 7.60%, 4/15/27 ............................   AA-        9,250     8,949,375

Honda Auto Lease Trust 99-A, A5
6.65%, 7/15/05 ...............................   AAA        5,500     5,484,531

Premier Auto Trust 98-3, B 6.14%,
9/8/04 .......................................   A+         4,000     3,974,002

Triangle Funding Ltd. 98-2A, 3 144A
8.03%, 10/15/04(c)(e) ........................   BBB        8,000     7,950,000
--------------------------------------------------------------------------------
Total Asset-Backed Securities
(Identified cost $66,647,422)                                        65,836,031
--------------------------------------------------------------------------------

CORPORATE BONDS--5.0%

Auto Parts & Equipment--0.3%
Federal-Mogul Corp. 7.50%, 1/15/09 ...........   BB+        5,365     4,781,556

Banks (Major Regional)--0.3%
U.S. Bank of Minnesota N.A. 6.30%,
7/15/08 ......................................   A          3,000     2,820,000

Wachovia Corp. 5.625%, 12/15/08 ..............   A+         3,000     2,688,750
                                                                     -----------
                                                                      5,508,750
                                                                     -----------
Broadcasting (Television, Radio & Cable)--0.3%
CSC Holdings, Inc. 7.25%, 7/15/08 ............   BB+        4,665     4,443,412

Communications Equipment--0.1%
Williams Communications Group, Inc.
10.875%, 10/1/09 .............................   BB-        2,350     2,414,625

Computers (Software & Services)--0.2%
Computer Associates International, Inc.
Series B 6.375%, 4/15/05 .....................   BBB+       3,590     3,347,675

Entertainment--0.5%
Capitol Records, Inc. 144A 8.375%
8/15/09(c) ...................................   BBB+       8,600     8,471,000

                                               STANDARD
                                               & POORS       PAR
                                                RATING      VALUE
                                             (Unaudited)    (000)       VALUE
                                             ----------    -------   -----------
Gaming, Lottery & Pari-mutuel Companies--0.5%
Harrahs Operating Co., Inc. 7.875%,
12/15/05 ......................................   BB+       $4,335    $4,150,762

Station Casinos, Inc. 10.125%, 3/15/06 ........   B+         3,000     3,082,500
                                                                      ----------
                                                                       7,233,262
                                                                      ----------
Health Care (Hospital Management)--0.3%
Tenet Healthcare Corp. 8%, 1/15/05 ............   BB+        4,865     4,579,181

Health Care (Medical Products & Supplies)--0.2%
Boston Scientific Corp. 6.625%,
3/15/05 .......................................   BBB        3,250     3,055,000

Insurance (Multi-Line)--0.1%
Willis Corroon Corp. 9%, 2/1/09 ...............   B+         1,480     1,309,800

Leisure Time (Products)--0.2%
Bally Total Fitness Holding Corp.
Series D 9.875%, 10/15/07 .....................   B-         2,900     2,747,750

Manufacturing (Diversified)--0.2%
American Standard, Inc. 7.375%,
4/15/05 .......................................   BB-        3,000     2,797,500

Paper & Forest Products--0.2%
Buckeye Technologies, Inc. 9.25%,
9/15/08 .......................................   BB-        3,765     3,830,888

Personal Care--0.0%
Revlon Consumer Products Corp. 9%,
11/1/06 .......................................   B            740       584,600

Publishing--0.1%
Charter Communications Holdings LLC
8.625%, 4/1/09 ................................   B+         2,000     1,895,000

Retail (Food Chains)--0.1%
Meyer (Fred), Inc. 7.45%, 3/1/08 ..............   BBB-       1,290     1,273,875

Services (Commercial & Consumer)--0.3%
Budget Group, Inc. Senior Notes 9.125%,
4/1/06 ........................................   BB-        2,750     2,420,000

United Rentals, Inc. Series B 9.50%,
6/1/08 ........................................   BB-          935       867,213

United Rentals, Inc. Series B 8.80%,
8/15/08 .......................................   BB-        1,570     1,413,000
                                                                      ----------
                                                                       4,700,213
                                                                      ----------

                        See Notes to Financial Statements                     47

Phoenix-Oakhurst Balanced Fund Series


                                                             STANDARD
                                                             & POORS           PAR
                                                              RATING          VALUE
                                                           (Unaudited)        (000)         VALUE
                                                           -----------     --------     ------------
Telecommunications (Long Distance)--0.4%
Nextlink Communications, Inc. 10.75%,
11/15/08 .........................................             B            $ 2,000      $ 2,025,000
Qwest Communications International, Inc.
Series B 7.50%, 11/1/08 ..........................             BB+            4,300        4,283,875
                                                                                         -----------
                                                                                           6,308,875
                                                                                         -----------
Telephone--0.2%
Century Telephone Enterprises, Inc.
Series F 6.30%, 1/15/08 ..........................            BBB+            3,000        2,771,250
Textiles (Home Furnishings)--0.3%
Westpoint Stevens, Inc. 7.875%,
6/15/05 ..........................................             BB             4,365        4,103,100
Truckers--0.1%
Teekay Shipping Corp. 8.32%, 2/1/08 ..............             BB+            2,640        2,356,200
Trucks & Parts--0.1%
Cummins Engine Co., Inc. 6.45%,
3/1/05 ...........................................            BBB+            2,060        1,949,275
----------------------------------------------------------------------------------------------------
Total Corporate Bonds
(Identified cost $84,482,776) ....................                                        80,462,787
----------------------------------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--7.7%
CS First Boston Mortgage Securities Corp.
97-C2, A3 6.55%, 11/17/07 ........................            AAA            10,750       10,276,328
CS First Boston Mortgage Securities Corp.
97-C2, B 6.72%, 11/17/07(d) ......................             Aa             9,000        8,505,000
CS First Boston Mortgage Securities Corp.
98-C1, A1B 6.48%, 5/17/08 ........................            AAA            10,000        9,440,625
DLJ Commercial Mortgage Corp. 98-CF2,
A1B 6.24%, 11/12/31(d) ...........................            Aaa             4,000        3,727,500
DLJ Mortgage Acceptance Corp. 96-CF1,
A1B 144A 7.58%, 2/12/06(c) .......................            AAA             6,550        6,603,219
First Union - Lehman Brothers - Bank of
America 98-C2, A2 6.56%, 11/18/08 ................            AAA             2,000        1,909,713
First Union - Lehman Brothers Commercial
Mortgage 97-C1, B 7.43%, 4/18/07(d) ..............             Aa            11,807       11,756,670

                                                             STANDARD
                                                             & POORS           PAR
                                                              RATING          VALUE
                                                           (Unaudited)        (000)         VALUE
                                                           -----------     --------     ------------
G.E. Capital Mortgage Services, Inc. 96-8,
1M 7.25%, 5/25/26 ................................             AA           $ 5,249      $ 5,091,302
GMAC Commercial Mortgage Securities,
Inc. 97-C2, B 6.703%, 12/15/07(d) ................             Aa             5,000        4,643,250
LB Commercial Conduit Mortgage Trust
98-C4, A1B 6.21%, 10/15/08 .......................            AAA            10,060        9,328,598
Lehman Large Loan 97-LLI, B 6.95%,
3/12/07 ..........................................             AA            10,825       10,519,776
Nationslink Funding Corp. 96-1, B 7.69%,
12/20/05 .........................................             AA             6,157        6,207,247
Nationslink Funding Corp. 99-1,
A2 6.316%, 11/20/08 ..............................            AAA             2,050        1,925,719
Prudential Home Mortgage
Securities 93-L, 2B3 144A 6.641%,
12/25/23(c)(d) ...................................              A             5,000        4,856,250
Residential Funding Mortgage
Securities I 96-S8, A4 6.75%, 3/25/11 ............            AAA             1,891        1,849,892
Residential Funding Mortgage
Securities I 96-S1, A11 7.10%, 1/25/26 ...........            AAA             6,600        6,406,125
Residential Funding Mortgage
Securities I 96-S4, M1 7.25%, 2/25/26 ............             AA             5,764        5,570,372
Securitized Asset Sales, Inc. 93-J, 2B
6.808%, 11/28/23(d) ..............................             AA             9,563        9,185,389
Structured Asset Securities Corp. 93-C1,
B 6.60%, 10/25/24 ................................             A+             4,550        4,506,293
----------------------------------------------------------------------------------------------------
Total Non-Agency Mortgage-Backed Securities
(Identified cost $126,684,296) ...................                                      122,309,268
----------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT SECURITIES--2.4%
Colombia--0.5%

Republic of Colombia 9.75%, 4/23/09 ..............            BB+             9,140        8,351,675

Croatia--0.6%
Croatia Series A 6.456%, 7/31/10(e) ..............           BBB-             5,805        4,702,050
Croatia Series B 6.456%, 7/31/06(e) ..............           BBB-             4,522        3,883,206
                                                                                         -----------
                                                                                           8,585,256
                                                                                         -----------

48                      See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund Series

                                                             STANDARD
                                                             & POORS           PAR
                                                              RATING          VALUE
                                                           (Unaudited)        (000)         VALUE
                                                           -----------     --------     ------------
El Salvador--0.4%
Republic of El Salvador 144A 9.50%,
8/15/06(c) .......................................            BB+           $ 7,000      $ 6,965,000
Poland--0.3%
Poland Bearer PDI 5%, 10/27/14(e) ................            BBB             5,080        4,508,500
South Korea--0.2%
Republic of Korea 8.875%, 4/15/08 ................           BBB-             3,500        3,641,313
Uruguay--0.4%
Republic of Uruguay 7.25%, 5/4/09 ................           BBB-             6,900        6,472,200
----------------------------------------------------------------------------------------------------
Total Foreign Government Securities
(Identified cost $38,683,315) ....................                                        38,523,944
----------------------------------------------------------------------------------------------------
FOREIGN CORPORATE BONDS--2.6%
Argentina--0.3%
Compania de Radiocomunicaciones
Moviles SA 144A 9.25%, 5/8/08(c) .................           BBB-             3,400        2,958,000
Telecom Argentina - France Telecom
SA EMTN 144A 9.75%, 7/12/01(c) ...................           BBB-             2,250        2,250,000
                                                                                         -----------
                                                                                           5,208,000
                                                                                         -----------
Bahamas--0.2%
Sun International Hotels Ltd. 8.625%,
12/15/07 .........................................             B+             3,000        2,767,500
Canada--0.2%
Imax Corp. 7.875%, 12/1/05 .......................            BB-             2,935        2,714,875
Chile--0.4%
Compania Sud Americana de Vapores
144A 7.375%, 12/8/03(c) ..........................            BBB             4,500        4,275,000
Petropower I Funding Trust 144A 7.36%,
2/15/14(c) .......................................            BBB             2,487        2,139,231
                                                                                         -----------
                                                                                           6,414,231
                                                                                         -----------
Japan--0.8%
IBJ Preferred Capital Co. LLC 144A 8.79%,
12/29/49(c)(d)(e) ................................             Ba             6,800        6,437,343
SB Treasury Co. LLC Series A 144A 9.40%,
12/29/49(c)(e) ...................................            BB+             6,800        6,837,488
                                                                                         -----------
                                                                                          13,274,831
                                                                                         -----------

                                                             STANDARD
                                                             & POORS           PAR
                                                              RATING          VALUE
                                                           (Unaudited)        (000)         VALUE
                                                           -----------     --------     ------------
Luxembourg--0.4%
Tyco International Group
SA 6.375%, 6/15/05 ...............................             A-           $ 6,700      $ 6,348,250
Poland--0.2%
TPSA Finance BV 144A 7.75%,
12/10/08(c) ......................................            BBB             3,095        2,920,906
United Kingdom--0.1%
Orange PLC 144A 8.75%, 6/1/06(c) .................            BB-             1,000        1,030,000
----------------------------------------------------------------------------------------------------
Total Foreign Corporate Bonds
(Identified cost $42,542,445) ....................                                        40,678,593
----------------------------------------------------------------------------------------------------
                                                                             SHARES
                                                                            --------
PREFERRED STOCKS--0.5%
REITS--0.5%
Home Ownership Funding 2, Step-down
Pfd. 144A 13.338%(c)(e) ..........................                           10,000        8,442,520
----------------------------------------------------------------------------------------------------
Total Preferred Stocks
(Identified cost $8,487,365) .....................                                         8,442,520
----------------------------------------------------------------------------------------------------
COMMON STOCKS--55.6%
Banks (Major Regional)--2.6%
Mellon Financial Corp. ...........................                          216,600        8,000,662
Wells Fargo Co. ..................................                          702,400       33,627,400
                                                                                         -----------
                                                                                          41,628,062
                                                                                         -----------
Banks (Money Center)--1.6%
Bank of America Corp. ............................                          392,340       25,256,887
Beverages (Non-Alcoholic)--1.3%
PepsiCo, Inc. ....................................                          590,500       20,482,969
Broadcasting (Television, Radio & Cable)--3.7%
AMFM, Inc.(b) ....................................                          130,500        9,135,000
AT&T Corp.-Liberty Media Group
Class A(b) .......................................                          787,800       31,265,812
CBS Corp.(b) .....................................                          215,700       10,528,856
Clear Channel Communications, Inc.(b) ............                           99,800        8,021,425
                                                                                         -----------
                                                                                          58,951,093
                                                                                         -----------

                        See Notes to Financial Statements                     49

Phoenix-Oakhurst Balanced Fund Series

                                                           SHARES        VALUE
                                                           ------        -----
Communications Equipment--1.8%
General Motors Corp. Class H(b) ..................         99,000   $  7,208,437
Motorola, Inc. ...................................         60,000      5,846,250
Tellabs, Inc.(b) .................................        239,000     15,116,750
                                                                    ------------
                                                                      28,171,437
                                                                    ------------
Computers (Hardware)--4.4%
Dell Computer Corp.(b) ...........................        377,700     15,155,212
International Business Machines Corp. ............        344,800     33,919,700
Sun Microsystems, Inc.(b) ........................        195,700     20,707,506
                                                                    ------------
                                                                      69,782,418
                                                                    ------------
Computers (Networking)--2.5%
Cisco Systems, Inc.(b) ...........................        547,674     40,527,876

Computers (Software & Services)--4.5%
America Online, Inc.(b) ..........................        122,100     15,834,844
Microsoft Corp.(b) ...............................        547,000     50,631,687
Yahoo!, Inc.(b) ..................................         30,400      5,443,500
                                                                    ------------
                                                                      71,910,031
                                                                    ------------
Consumer Finance--0.4%
Capital One Financial Corp .......................       121,500       6,439,500

Distributors (Food & Health)--0.6%
Cardinal Health, Inc. ............................        210,900      9,095,062

Electric Companies--0.3%
Duke Energy Corp. ................................         84,600      4,779,900

Electrical Equipment--2.2%
General Electric Co. .............................        262,400     35,571,600

Electronics (Instrumentation)--0.1%
Waters Corp.(b) ..................................         40,000      2,125,000

Electronics (Semiconductors)--2.6%
Intel Corp. ......................................        530,800     41,103,825

Financial (Diversified)--4.3%
Citigroup, Inc. ..................................        566,250     30,648,281
Freddie Mac ......................................        172,000      9,298,750
Morgan Stanley Dean Witter & Co ..................        255,900     28,228,969
                                                                    ------------
                                                                      68,176,000
                                                                    ------------
Health Care (Diversified)--1.6%
Bristol-Myers Squibb Co. .........................        333,800     25,640,012

Health Care (Drugs-Major Pharmaceuticals)--2.4%
Pfizer, Inc. .....................................        521,700     20,607,150
Schering-Plough Corp. ............................        348,200     17,235,900
                                                                    ------------
                                                                      37,843,050
                                                                    ------------

                                                           SHARES        VALUE
                                                           ------        -----
Health Care (Medical Products & Supplies)--1.2%
Bard (C.R.), Inc. ................................        100,000   $  5,393,750
Baxter International, Inc. .......................        210,500     13,656,188
                                                                    ------------
                                                                      19,049,938
                                                                    ------------
Household Products (Non-Durable)--1.8%
Fort James Corp. .................................         50,000      1,315,625
Kimberly-Clark Corp. .............................         55,000      3,471,875
Procter & Gamble Co. (The) .......................        225,700     23,670,288
                                                                    ------------
                                                                      28,457,788
                                                                    ------------
Insurance (Multi-Line)--1.4%
American International Group, Inc. ...............        220,500     22,697,719

Lodging-Hotels--0.6%
Carnival Corp. ...................................        233,100     10,372,950

Manufacturing (Diversified)--1.8%
Tyco International Ltd. ..........................        702,600     28,060,088

Oil & Gas (Drilling & Equipment)--0.8%
Halliburton Co. ..................................        134,400      5,065,200
Schlumberger Ltd. ................................         87,300      5,287,106
Transocean Offshore, Inc. ........................        100,000      2,718,750
                                                                    ------------
                                                                      13,071,056
                                                                    ------------
Oil & Gas (Exploration & Production)--0.3%
Anadarko Petroleum Corp. .........................        153,800      4,738,963

Oil (Domestic Integrated)--0.7%
Conoco, Inc. Class A .............................        419,700     11,515,519

Paper & Forest Products--0.2%
Georgia-Pacific Group ............................         19,000        754,063
International Paper Co. ..........................         48,000      2,526,000
                                                                    ------------
                                                                       3,280,063
                                                                    ------------
Personal Care--0.5%
Gillette Co. (The) ...............................        236,500      8,558,344

Retail (Building Supplies)--1.4%
Home Depot, Inc. (The) ...........................        301,400     22,755,700

Retail (Computers & Electronics)--0.8%
Tandy Corp. ......................................        201,800     12,700,788

Retail (Food Chains)--0.5%
Kroger Co. (The)(b) ..............................        172,580      3,591,821
Safeway, Inc.(b) .................................        131,700      4,650,656
                                                                    ------------
                                                                       8,242,477
                                                                    ------------
Retail (General Merchandise)--1.8%
Wal-Mart Stores, Inc. ............................        518,000     29,590,750

50                     See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund Series


                                                           SHARES        VALUE
                                                           ------        -----
Retail (Home Shopping)--0.1%
Lands' End, Inc.(b) ..............................         21,000   $  1,615,688

Retail (Specialty)--0.6%
Staples, Inc.(b) .................................        429,375      9,526,758

Telecommunications (Long Distance)--3.3%
AT&T Corp. .......................................        648,034     30,295,590
MCI WorldCom, Inc.(b) ............................        253,399     21,744,839
                                                                     -----------
                                                                      52,040,429
                                                                     -----------
Telephone--0.8%
SBC Communications, Inc. .........................        262,300     13,360,906

Textiles (Apparel)--0.1%
Tommy Hilfiger Corp.(b) ..........................         54,000      1,525,500
--------------------------------------------------------------------------------
Total Common Stocks
(Identified cost $603,270,372) ...................                   888,646,146
--------------------------------------------------------------------------------

FOREIGN COMMON STOCKS--3.7%

Health Care (Drugs-Major Pharmaceuticals)--0.6%
Elan Corp. PLC Sponsored ADR
(Ireland)(b) .....................................        379,600      9,774,700
Oil (International Integrated)--1.9%
BP Amoco PLC Sponsored ADR
(United Kingdom) .................................        517,786     29,902,141

Telecommunications (Cellular/Wireless)--1.2%
Vodafone AirTouch PLC Sponsored
ADR (United Kingdom) .............................        400,000     19,175,000
--------------------------------------------------------------------------------
Total Foreign Common Stocks
(Identified cost $40,040,684) ....................                    58,851,841
--------------------------------------------------------------------------------

                                                           SHARES        VALUE
                                                           ------        -----
UNIT INVESTMENT TRUSTS--1.2%

S&P 500 Depository Receipts ......................        143,500   $ 19,623,625
--------------------------------------------------------------------------------
Total Unit Investment Trusts
(Identified cost $18,854,982) ....................                    19,623,625
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Long-Term Investments--98.7%
(Identified cost $1,292,602,882) .................                 1,579,213,237
--------------------------------------------------------------------------------

                                                             STANDARD
                                                             & POORS           PAR
                                                              RATING          VALUE
                                                           (Unaudited)        (000)
                                                           -----------     --------
SHORT-TERM OBLIGATIONS--1.2%
Commercial Paper--0.7%
General Electric Capital Corp. 5.25%,
11/1/99 ..........................................            A-1+          $ 4,960      4,960,000
Albertson's, Inc. 5.35%, 11/10/99 ................            A-1             5,365      5,357,824
Lexington Parker Capital Co. LLC 5.40%,
11/15/99 .........................................            A-1             1,650      1,646,535
                                                                                      ------------
                                                                                        11,964,359
                                                                                      ------------
Federal Agency Securities--0.5%
FMC Discount Note 5.16%, 11/1/99 .................                            7,245      7,245,000
--------------------------------------------------------------------------------------------------
Total Short-Term Obligations
(Identified cost $19,209,359) ....................                                      19,209,359
--------------------------------------------------------------------------------------------------
Total Investments--99.9%
(Identified Cost $1,311,812,241) .................                                   1,598,422,596(a)
Cash and receivables, less liabilities--0.1% .....                                       1,216,765
                                                                                    --------------
NET ASSETS--100.0% ...............................                                  $1,599,639,361
                                                                                    ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $319,771,852 and gross depreciation of $36,181,562 for federal income tax purposes. At October 31, 1999, the aggregate cost of securities for federal income tax purpose was $1,314,832,306.
(b)  Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1999, these securities amounted to a value of $81,317,017 or 5.1% of net assets.
(d)  As rated by Moody's, Fitch or Duff & Phelps.
(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

                        See Notes to Financial Statements                     51

Phoenix-Oakhurst Balanced Fund Series


                                                             STANDARD
                                                             & POORS           PAR
                                                              RATING          VALUE
                                                           (Unaudited)        (000)         VALUE
                                                           -----------     --------     ------------
Telecommunications (Long Distance)--0.4%
Nextlink Communications, Inc. 10.75%,
11/15/08 .........................................             B            $ 2,000      $ 2,025,000
Qwest Communications International, Inc.
Series B 7.50%, 11/1/08 ..........................             BB+            4,300        4,283,875
                                                                                         -----------
                                                                                           6,308,875
                                                                                         -----------
Telephone--0.2%
Century Telephone Enterprises, Inc.
Series F 6.30%, 1/15/08 ..........................            BBB+            3,000        2,771,250
Textiles (Home Furnishings)--0.3%
Westpoint Stevens, Inc. 7.875%,
6/15/05 ..........................................             BB             4,365        4,103,100
Truckers--0.1%
Teekay Shipping Corp. 8.32%, 2/1/08 ..............             BB+            2,640        2,356,200
Trucks & Parts--0.1%
Cummins Engine Co., Inc. 6.45%,
3/1/05 ...........................................            BBB+            2,060        1,949,275
----------------------------------------------------------------------------------------------------
Total Corporate Bonds
(Identified cost $84,482,776) ....................                                        80,462,787
----------------------------------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--7.7%
CS First Boston Mortgage Securities Corp.
97-C2, A3 6.55%, 11/17/07 ........................            AAA            10,750       10,276,328
CS First Boston Mortgage Securities Corp.
97-C2, B 6.72%, 11/17/07(d) ......................             Aa             9,000        8,505,000
CS First Boston Mortgage Securities Corp.
98-C1, A1B 6.48%, 5/17/08 ........................            AAA            10,000        9,440,625
DLJ Commercial Mortgage Corp. 98-CF2,
A1B 6.24%, 11/12/31(d) ...........................            Aaa             4,000        3,727,500
DLJ Mortgage Acceptance Corp. 96-CF1,
A1B 144A 7.58%, 2/12/06(c) .......................            AAA             6,550        6,603,219
First Union - Lehman Brothers - Bank of
America 98-C2, A2 6.56%, 11/18/08 ................            AAA             2,000        1,909,713
First Union - Lehman Brothers Commercial
Mortgage 97-C1, B 7.43%, 4/18/07(d) ..............             Aa            11,807       11,756,670

                                                             STANDARD
                                                             & POORS           PAR
                                                              RATING          VALUE
                                                           (Unaudited)        (000)         VALUE
                                                           -----------     --------     ------------
G.E. Capital Mortgage Services, Inc. 96-8,
1M 7.25%, 5/25/26 ................................             AA           $ 5,249      $ 5,091,302
GMAC Commercial Mortgage Securities,
Inc. 97-C2, B 6.703%, 12/15/07(d) ................             Aa             5,000        4,643,250
LB Commercial Conduit Mortgage Trust
98-C4, A1B 6.21%, 10/15/08 .......................            AAA            10,060        9,328,598
Lehman Large Loan 97-LLI, B 6.95%,
3/12/07 ..........................................             AA            10,825       10,519,776
Nationslink Funding Corp. 96-1, B 7.69%,
12/20/05 .........................................             AA             6,157        6,207,247
Nationslink Funding Corp. 99-1,
A2 6.316%, 11/20/08 ..............................            AAA             2,050        1,925,719
Prudential Home Mortgage
Securities 93-L, 2B3 144A 6.641%,
12/25/23(c)(d) ...................................              A             5,000        4,856,250
Residential Funding Mortgage
Securities I 96-S8, A4 6.75%, 3/25/11 ............            AAA             1,891        1,849,892
Residential Funding Mortgage
Securities I 96-S1, A11 7.10%, 1/25/26 ...........            AAA             6,600        6,406,125
Residential Funding Mortgage
Securities I 96-S4, M1 7.25%, 2/25/26 ............             AA             5,764        5,570,372
Securitized Asset Sales, Inc. 93-J, 2B
6.808%, 11/28/23(d) ..............................             AA             9,563        9,185,389
Structured Asset Securities Corp. 93-C1,
B 6.60%, 10/25/24 ................................             A+             4,550        4,506,293
----------------------------------------------------------------------------------------------------
Total Non-Agency Mortgage-Backed Securities
(Identified cost $126,684,296) ...................                                      122,309,268
----------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT SECURITIES--2.4%
Colombia--0.5%

Republic of Colombia 9.75%, 4/23/09 ..............            BB+             9,140        8,351,675

Croatia--0.6%
Croatia Series A 6.456%, 7/31/10(e) ..............           BBB-             5,805        4,702,050
Croatia Series B 6.456%, 7/31/06(e) ..............           BBB-             4,522        3,883,206
                                                                                         -----------
                                                                                           8,585,256
                                                                                         -----------

52                      See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund Series

                                                             STANDARD
                                                             & POORS           PAR
                                                              RATING          VALUE
                                                           (Unaudited)        (000)         VALUE
                                                           -----------     --------     ------------
El Salvador--0.4%
Republic of El Salvador 144A 9.50%,
8/15/06(c) .......................................            BB+           $ 7,000      $ 6,965,000
Poland--0.3%
Poland Bearer PDI 5%, 10/27/14(e) ................            BBB             5,080        4,508,500
South Korea--0.2%
Republic of Korea 8.875%, 4/15/08 ................           BBB-             3,500        3,641,313
Uruguay--0.4%
Republic of Uruguay 7.25%, 5/4/09 ................           BBB-             6,900        6,472,200
----------------------------------------------------------------------------------------------------
Total Foreign Government Securities
(Identified cost $38,683,315) ....................                                        38,523,944
----------------------------------------------------------------------------------------------------
FOREIGN CORPORATE BONDS--2.6%
Argentina--0.3%
Compania de Radiocomunicaciones
Moviles SA 144A 9.25%, 5/8/08(c) .................           BBB-             3,400        2,958,000
Telecom Argentina - France Telecom
SA EMTN 144A 9.75%, 7/12/01(c) ...................           BBB-             2,250        2,250,000
                                                                                         -----------
                                                                                           5,208,000
                                                                                         -----------
Bahamas--0.2%
Sun International Hotels Ltd. 8.625%,
12/15/07 .........................................             B+             3,000        2,767,500
Canada--0.2%
Imax Corp. 7.875%, 12/1/05 .......................            BB-             2,935        2,714,875
Chile--0.4%
Compania Sud Americana de Vapores
144A 7.375%, 12/8/03(c) ..........................            BBB             4,500        4,275,000
Petropower I Funding Trust 144A 7.36%,
2/15/14(c) .......................................            BBB             2,487        2,139,231
                                                                                         -----------
                                                                                           6,414,231
                                                                                         -----------
Japan--0.8%
IBJ Preferred Capital Co. LLC 144A 8.79%,
12/29/49(c)(d)(e) ................................             Ba             6,800        6,437,343
SB Treasury Co. LLC Series A 144A 9.40%,
12/29/49(c)(e) ...................................            BB+             6,800        6,837,488
                                                                                         -----------
                                                                                          13,274,831
                                                                                         -----------

                                                             STANDARD
                                                             & POORS           PAR
                                                              RATING          VALUE
                                                           (Unaudited)        (000)         VALUE
                                                           -----------     --------     ------------
Luxembourg--0.4%
Tyco International Group
SA 6.375%, 6/15/05 ...............................             A-           $ 6,700      $ 6,348,250
Poland--0.2%
TPSA Finance BV 144A 7.75%,
12/10/08(c) ......................................            BBB             3,095        2,920,906
United Kingdom--0.1%
Orange PLC 144A 8.75%, 6/1/06(c) .................            BB-             1,000        1,030,000
----------------------------------------------------------------------------------------------------
Total Foreign Corporate Bonds
(Identified cost $42,542,445) ....................                                        40,678,593
----------------------------------------------------------------------------------------------------
                                                                             SHARES
                                                                            --------
PREFERRED STOCKS--0.5%
REITS--0.5%
Home Ownership Funding 2, Step-down
Pfd. 144A 13.338%(c)(e) ..........................                           10,000        8,442,520
----------------------------------------------------------------------------------------------------
Total Preferred Stocks
(Identified cost $8,487,365) .....................                                         8,442,520
----------------------------------------------------------------------------------------------------
COMMON STOCKS--55.6%
Banks (Major Regional)--2.6%
Mellon Financial Corp. ...........................                          216,600        8,000,662
Wells Fargo Co. ..................................                          702,400       33,627,400
                                                                                         -----------
                                                                                          41,628,062
                                                                                         -----------
Banks (Money Center)--1.6%
Bank of America Corp. ............................                          392,340       25,256,887
Beverages (Non-Alcoholic)--1.3%
PepsiCo, Inc. ....................................                          590,500       20,482,969
Broadcasting (Television, Radio & Cable)--3.7%
AMFM, Inc.(b) ....................................                          130,500        9,135,000
AT&T Corp.-Liberty Media Group
Class A(b) .......................................                          787,800       31,265,812
CBS Corp.(b) .....................................                          215,700       10,528,856
Clear Channel Communications, Inc.(b) ............                           99,800        8,021,425
                                                                                         -----------
                                                                                          58,951,093
                                                                                         -----------

                        See Notes to Financial Statements                     53

Phoenix-Oakhurst Balanced Fund Series

                                                           SHARES        VALUE
                                                           ------        -----
Communications Equipment--1.8%
General Motors Corp. Class H(b) ..................         99,000   $  7,208,437
Motorola, Inc. ...................................         60,000      5,846,250
Tellabs, Inc.(b) .................................        239,000     15,116,750
                                                                    ------------
                                                                      28,171,437
                                                                    ------------
Computers (Hardware)--4.4%
Dell Computer Corp.(b) ...........................        377,700     15,155,212
International Business Machines Corp. ............        344,800     33,919,700
Sun Microsystems, Inc.(b) ........................        195,700     20,707,506
                                                                    ------------
                                                                      69,782,418
                                                                    ------------
Computers (Networking)--2.5%
Cisco Systems, Inc.(b) ...........................        547,674     40,527,876

Computers (Software & Services)--4.5%
America Online, Inc.(b) ..........................        122,100     15,834,844
Microsoft Corp.(b) ...............................        547,000     50,631,687
Yahoo!, Inc.(b) ..................................         30,400      5,443,500
                                                                    ------------
                                                                      71,910,031
                                                                    ------------
Consumer Finance--0.4%
Capital One Financial Corp .......................       121,500       6,439,500

Distributors (Food & Health)--0.6%
Cardinal Health, Inc. ............................        210,900      9,095,062

Electric Companies--0.3%
Duke Energy Corp. ................................         84,600      4,779,900

Electrical Equipment--2.2%
General Electric Co. .............................        262,400     35,571,600

Electronics (Instrumentation)--0.1%
Waters Corp.(b) ..................................         40,000      2,125,000

Electronics (Semiconductors)--2.6%
Intel Corp. ......................................        530,800     41,103,825

Financial (Diversified)--4.3%
Citigroup, Inc. ..................................        566,250     30,648,281
Freddie Mac ......................................        172,000      9,298,750
Morgan Stanley Dean Witter & Co ..................        255,900     28,228,969
                                                                    ------------
                                                                      68,176,000
                                                                    ------------
Health Care (Diversified)--1.6%
Bristol-Myers Squibb Co. .........................        333,800     25,640,012

Health Care (Drugs-Major Pharmaceuticals)--2.4%
Pfizer, Inc. .....................................        521,700     20,607,150
Schering-Plough Corp. ............................        348,200     17,235,900
                                                                    ------------
                                                                      37,843,050
                                                                    ------------

                                                           SHARES        VALUE
                                                           ------        -----
Health Care (Medical Products & Supplies)--1.2%
Bard (C.R.), Inc. ................................        100,000   $  5,393,750
Baxter International, Inc. .......................        210,500     13,656,188
                                                                    ------------
                                                                      19,049,938
                                                                    ------------
Household Products (Non-Durable)--1.8%
Fort James Corp. .................................         50,000      1,315,625
Kimberly-Clark Corp. .............................         55,000      3,471,875
Procter & Gamble Co. (The) .......................        225,700     23,670,288
                                                                    ------------
                                                                      28,457,788
                                                                    ------------
Insurance (Multi-Line)--1.4%
American International Group, Inc. ...............        220,500     22,697,719

Lodging-Hotels--0.6%
Carnival Corp. ...................................        233,100     10,372,950

Manufacturing (Diversified)--1.8%
Tyco International Ltd. ..........................        702,600     28,060,088

Oil & Gas (Drilling & Equipment)--0.8%
Halliburton Co. ..................................        134,400      5,065,200
Schlumberger Ltd. ................................         87,300      5,287,106
Transocean Offshore, Inc. ........................        100,000      2,718,750
                                                                    ------------
                                                                      13,071,056
                                                                    ------------
Oil & Gas (Exploration & Production)--0.3%
Anadarko Petroleum Corp. .........................        153,800      4,738,963

Oil (Domestic Integrated)--0.7%
Conoco, Inc. Class A .............................        419,700     11,515,519

Paper & Forest Products--0.2%
Georgia-Pacific Group ............................         19,000        754,063
International Paper Co. ..........................         48,000      2,526,000
                                                                    ------------
                                                                       3,280,063
                                                                    ------------
Personal Care--0.5%
Gillette Co. (The) ...............................        236,500      8,558,344

Retail (Building Supplies)--1.4%
Home Depot, Inc. (The) ...........................        301,400     22,755,700

Retail (Computers & Electronics)--0.8%
Tandy Corp. ......................................        201,800     12,700,788

Retail (Food Chains)--0.5%
Kroger Co. (The)(b) ..............................        172,580      3,591,821
Safeway, Inc.(b) .................................        131,700      4,650,656
                                                                    ------------
                                                                       8,242,477
                                                                    ------------
Retail (General Merchandise)--1.8%
Wal-Mart Stores, Inc. ............................        518,000     29,590,750

54                     See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund Series


                                                           SHARES        VALUE
                                                           ------        -----
Retail (Home Shopping)--0.1%
Lands' End, Inc.(b) ..............................         21,000   $  1,615,688

Retail (Specialty)--0.6%
Staples, Inc.(b) .................................        429,375      9,526,758

Telecommunications (Long Distance)--3.3%
AT&T Corp. .......................................        648,034     30,295,590
MCI WorldCom, Inc.(b) ............................        253,399     21,744,839
                                                                     -----------
                                                                      52,040,429
                                                                     -----------
Telephone--0.8%
SBC Communications, Inc. .........................        262,300     13,360,906

Textiles (Apparel)--0.1%
Tommy Hilfiger Corp.(b) ..........................         54,000      1,525,500
--------------------------------------------------------------------------------
Total Common Stocks
(Identified cost $603,270,372) ...................                   888,646,146
--------------------------------------------------------------------------------

FOREIGN COMMON STOCKS--3.7%

Health Care (Drugs-Major Pharmaceuticals)--0.6%
Elan Corp. PLC Sponsored ADR
(Ireland)(b) .....................................        379,600      9,774,700
Oil (International Integrated)--1.9%
BP Amoco PLC Sponsored ADR
(United Kingdom) .................................        517,786     29,902,141

Telecommunications (Cellular/Wireless)--1.2%
Vodafone AirTouch PLC Sponsored
ADR (United Kingdom) .............................        400,000     19,175,000
--------------------------------------------------------------------------------
Total Foreign Common Stocks
(Identified cost $40,040,684) ....................                    58,851,841
--------------------------------------------------------------------------------

                                                           SHARES        VALUE
                                                           ------        -----
UNIT INVESTMENT TRUSTS--1.2%

S&P 500 Depository Receipts ......................        143,500   $ 19,623,625
--------------------------------------------------------------------------------
Total Unit Investment Trusts
(Identified cost $18,854,982) ....................                    19,623,625
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Long-Term Investments--98.7%
(Identified cost $1,292,602,882) .................                 1,579,213,237
--------------------------------------------------------------------------------

                                                             STANDARD
                                                             & POORS           PAR
                                                              RATING          VALUE
                                                           (Unaudited)        (000)
                                                           -----------     --------

SHORT-TERM OBLIGATIONS--1.2%
Commercial Paper--0.7%
General Electric Capital Corp. 5.25%,
11/1/99 ..........................................            A-1+          $ 4,960      4,960,000
Albertson's, Inc. 5.35%, 11/10/99 ................            A-1             5,365      5,357,824
Lexington Parker Capital Co. LLC 5.40%,
11/15/99 .........................................            A-1             1,650      1,646,535
                                                                                      ------------
                                                                                        11,964,359
                                                                                      ------------
Federal Agency Securities--0.5%
FMC Discount Note 5.16%, 11/1/99 .................                            7,245      7,245,000
--------------------------------------------------------------------------------------------------
Total Short-Term Obligations
(Identified cost $19,209,359) ....................                                      19,209,359
--------------------------------------------------------------------------------------------------
Total Investments--99.9%
(Identified Cost $1,311,812,241) .................                                   1,598,422,596(a)
Cash and receivables, less liabilities--0.1% .....                                       1,216,765
                                                                                    --------------
NET ASSETS--100.0% ...............................                                  $1,599,639,361
                                                                                    ==============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $319,771,852 and gross depreciation of $36,181,562 for federal income tax purposes. At October 31, 1999, the aggregate cost of securities for federal income tax purpose was $1,314,832,306.

(b)  Non-income producing.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1999, these securities amounted to a value of $81,317,017 or 5.1% of net assets.

(d)  As rated by Moody's, Fitch or Duff & Phelps.

(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

                     See Notes to Financial Statements                        55

Phoenix-Oakhurst Balanced Fund Series

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1999

Assets
Investment securities at value
  (Identified cost $1,311,812,241)                               $ 1,598,422,596
Short-term investments held as collateral for
  loaned securities                                                   28,024,053
Cash                                                                     153,942
  Receivables
  Interest and dividends                                               8,365,453
  Fund shares sold                                                       236,966
  Investment securities sold                                              45,145
Prepaid expenses                                                          29,227
                                                                  --------------
Total assets                                                       1,635,277,382
                                                                  --------------
Liabilities
Payables
  Collateral on securities loaned                                     28,024,053
  Investment securities purchased                                      4,153,717
  Fund shares repurchased                                              1,766,455
  Investment advisory fee                                                705,426
  Transfer agent fee                                                     359,805
  Distribution fee                                                       354,840
  Financial agent fee                                                     42,088
  Trustees' fee                                                            4,216
  Accrued expenses                                                       227,421
                                                                  --------------
      Total liabilities                                               35,638,021
                                                                  --------------
Net Assets                                                       $ 1,599,639,361
                                                                 ===============

Net Assets Consist of:
  Capital paid in on shares of beneficial interest                $1,212,497,198
  Undistributed net investment income                                  7,143,938
  Accumulated net realized gain                                       93,387,870
  Net unrealized appreciation                                        286,610,355
                                                                  --------------
Net Assets                                                        $1,599,639,361
                                                                  ==============
Class A
Shares of beneficial interest outstanding,
$1.00 par value, unlimited authorization
  (Net Assets $1,561,026,006)                                         87,103,881
Net asset value per share                                                 $17.92
Offering price per share $17.92/(1-4.75%)                                 $18.81

Class B
Shares of beneficial interest outstanding, $1.00 par value,
  unlimited authorization (Net Assets $38,613,355)                     2,162,856
Net asset value and offering price per share                              $17.85

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 1999

Investment Income
Interest                                                           $ 43,722,717
Dividends                                                             8,143,742
Security lending                                                        306,715
Foreign taxes withheld                                                  (52,037)
                                                                 --------------
  Total investment income                                            52,121,137
                                                                 --------------

Expenses
Investment advisory fee                                               8,742,404
Distribution fee, Class A                                             4,028,753
Distribution fee, Class B                                               369,796
Financial agent fee                                                     482,554
Transfer agent                                                        2,216,896
Printing                                                                156,686
Custodian                                                               117,721
Professional                                                             50,139
Trustees                                                                 19,481
Registration                                                             10,505
Miscellaneous                                                            63,358
                                                                 --------------
  Total expenses                                                     16,258,293

  Custodian fees paid indirectly                                         (1,010)
                                                                 --------------
  Net expenses                                                       16,257,283
                                                                 --------------
Net investment income                                                35,863,854
                                                                 --------------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                                      96,133,633
Net change in unrealized appreciation(depreciation) on
  investments                                                       121,818,561
                                                                 --------------
Net gain on investments                                             217,952,194
                                                                 --------------
Net increase in net assets resulting from operations               $253,816,048
                                                                 ==============


56                      See Notes to Financial Statements

Phoenix-Oakhurst Balanced Fund Series

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                        Year Ended               Year Ended
                                                                                         10/31/99                 10/31/98
                                                                                        ----------               ----------
From Operations
  Net investment income (loss)                                                       $    35,863,854        $    40,274,583
  Net realized gain (loss)                                                                96,133,633             66,036,415
  Net change in unrealized appreciation (depreciation)                                   121,818,561             40,037,609
                                                                                     ---------------        ---------------
  Increase (decrease) in net assets resulting from operations                            253,816,048            146,348,607
                                                                                     ---------------        ---------------
From Distributions to Shareholders
  Net investment income, Class A                                                         (35,733,708)           (38,891,099)
  Net investment income, Class B                                                            (587,211)              (547,088)
  Net realized gains, Class A                                                            (59,145,470)          (250,194,981)
  Net realized gains, Class B                                                             (1,279,772)            (4,587,560)
                                                                                     ---------------        ---------------
  Decrease in net assets from distributions to shareholders                              (96,746,161)          (294,220,728)
                                                                                     ---------------        ---------------
From Share Transactions
Class A
  Proceeds from sales of shares (3,094,136 and 4,154,476 shares, respectively)            53,824,896             68,017,312
  Net asset value of shares issued from reinvestment of distributions
    (5,171,102 and 17,381,042 shares, respectively)                                       87,493,618            266,854,723
  Cost of shares repurchased ( 16,196,289 and 20,727,390 shares, respectively)          (282,470,843)          (343,685,337)
                                                                                     ---------------        ---------------
Total                                                                                   (141,152,329)            (8,813,302)
                                                                                     ---------------        ---------------
Class B
  Proceeds from sales of shares ( 404,309 and 375,257 shares, respectively)                7,032,370              6,251,773
  Net asset value of shares issued from reinvestment of distributions
    (102,012 and 309,117 shares, respectively)                                             1,720,281              4,734,129
Cost of shares repurchased (373,100 and 329,841 shares, respectively)                     (6,493,887)            (5,437,703)
                                                                                     ---------------        ---------------
Total                                                                                      2,258,764              5,548,199
                                                                                     ---------------        ---------------
  Increase (decrease) in net assets from share transactions                             (138,893,565)            (3,265,103)
                                                                                     ---------------        ---------------
  Net increase (decrease) in net assets                                                   18,176,322           (151,137,224)

Net Assets
  Beginning of period                                                                  1,581,463,039          1,732,600,263
                                                                                     ---------------        ---------------
End of period (including undistributed net investment income (loss)
  of $7,143,938 and $6,718,980 respectively)                                          $1,599,639,361         $1,581,463,039
                                                                                     ===============        ===============

                        See Notes to Financial Statements                     57

Phoenix-Oakhurst Balanced Fund Series

                              FINANCIAL HIGHLIGHTS

    (Selected data for a share outstanding throughout the indicated period)

                                                                                     CLASS A
                                                             ----------------------------------------------------------
                                                                                Year Ended October 31
                                                             ----------------------------------------------------------
                                                                1999        1998         1997        1996         1995
Net asset value, beginning of period                          $16.29      $18.07       $17.56      $17.04       $15.23
Income from investment operations
  Net investment income (loss)                                  0.40        0.42         0.48        0.48         0.52
  Net realized and unrealized gain (loss)                       2.25        0.90         2.38        1.46         1.80
                                                              ------      ------       ------      ------       ------
    Total from investment operations                            2.65        1.32         2.86        1.94         2.32
                                                              ------      ------       ------      ------       ------
Less distributions
  Dividends from net investment income                         (0.39)      (0.40)       (0.48)      (0.49)       (0.51)
  Dividends from net realized gains                            (0.63)      (2.70)       (1.87)      (0.93)          --
                                                              ------      ------       ------      ------       ------
    Total distributions                                        (1.02)      (3.10)       (2.35)      (1.42)       (0.51)
                                                              ------      ------       ------      ------       ------
Change in net asset value                                       1.63       (1.78)        0.51        0.52         1.81
                                                              ------      ------       ------      ------       ------
Net asset value, end of period                                $17.92      $16.29       $18.07      $17.56       $17.04
                                                              ======      ======       ======      ======       ======
Total return(1)                                                16.73%       8.68%       18.04%      12.03%       15.52%

Ratios/supplemental data:
Net assets, end of period (thousands)                     $1,561,026  $1,548,475   $1,702,385  $1,897,306   $2,345,440

Ratio to average net assets of:
  Operating expenses                                            0.97%(2)    0.97%        0.98%       1.01%        1.02%
  Net investment income                                         2.19%       2.41%        2.65%       2.74%        3.27%
Portfolio turnover                                                57%        138%         206%        191%         197%


                                                                                     CLASS B
                                                             ---------------------------------------------------------
                                                                                Year Ended October 31
                                                             ---------------------------------------------------------
                                                                1999        1998         1997        1996         1995
Net asset value, beginning of period                          $16.25      $18.04       $17.54      $17.01       $15.23
Income from investment operations
  Net investment income (loss)                                  0.27        0.30         0.35        0.35         0.40
  Net realized and unrealized gain (loss)                       2.24        0.90         2.37        1.47         1.80
                                                              ------      ------       ------      ------       ------
    Total from investment operations                            2.51        1.20         2.72        1.82         2.20
                                                              ------      ------       ------      ------       ------
Less distributions
  Dividends from net investment income                         (0.28)      (0.29)       (0.35)      (0.36)       (0.42)
  Dividends from net realized gains                            (0.63)      (2.70)       (1.87)      (0.93)          --
                                                              ------      ------       ------      ------       ------
Total distributions                                            (0.91)      (2.99)       (2.22)      (1.29)       (0.42)
                                                              ------      ------       ------      ------       ------
Change in net asset value                                       1.60       (1.79)        0.50        0.53         1.78
                                                              ------      ------       ------      ------       ------
Net asset value, end of period                                $17.85      $16.25       $18.04      $17.54       $17.01
                                                              ======      ======       ======      ======       ======
Total return(1)                                                15.84%       7.91%       17.13%      11.24%       14.68%

Ratios/supplemental data:
Net assets, end of period (thousands)                        $38,613     $32,988      $30,216     $26,209      $16,971

Ratio to average net assets of:
  Operating expenses                                            1.72%(2)    1.72%        1.73%       1.76%        1.78%
  Net investment income                                         1.45%       1.66%        1.90%       1.96%        2.46%
Portfolio turnover                                                57%        138%         206%        191%         197%

--------------------
(1) Maximum sales load is not reflected in the total return calculation.
(2) For the year ended October 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

58                      See Notes to Financial Statements

Phoenix Series Fund
Notes to Financial Statements
October 31, 1999

1. SIGNIFICANT ACCOUNTING POLICIES

     Phoenix Series Fund (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Each Fund has distinct investment objectives. The Core Bond Fund (formerly U.S. Government) seeks to provide both current income and capital appreciation. The Aggressive Growth Fund seeks appreciation of capital through the use of aggressive investment techniques. The Capital Growth Fund seeks a long-term appreciation of capital. The High Yield Fund seeks to provide high current income. The Money Market Fund seeks to provide as high a level of current income consistent with capital preservation and liquidity. The Balanced Fund seeks to provide reasonable income, long-term capital growth and conservation of capital.

     Each Series offers both Class A and Class B shares and, additionally, Core Bond Fund, High Yield Fund, and Money Market Fund offer Class C shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. Security valuation:

     Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

     The Money Market Fund uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the classes' net asset value per share as determined by using available market quotations and its amortized cost per share. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide a fair valuation. This valuation procedure allows each class of the Fund to maintain a constant net asset value of $1 per share.

B. Security transactions and related income:

     Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Trust does not amortize premiums except for the Money Market Fund, but does amortize discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. Income taxes:

     Each of the Funds is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code (the Code), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. Distributions to shareholders:

     Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non- taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. Foreign currency translation:

     Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

Phoenix Series Fund
Notes to Financial Statements
October 31, 1999 (continued)

F. Forward currency contracts:

     Each of the Funds, except the Core Bond and Money Market Fund, may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

     A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed.

G. Security lending:

     The Trust loans securities to qualified brokers through an agreement with State Street Bank & Trust (the Custodian). Under the terms of the agreement, the Trust receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Trust net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. At October 31, 1999, the Trust had the following amounts of securities on loan and related collateral:

                                                                   Value of
                                               Value of           Securities
                                              Collateral            on Loan
                                              -----------         -----------
Balanced Fund ...................             $48,595,147         $47,328,212
Capital Growth Fund .............              15,473,100          15,076,813
Aggressive Growth Fund ..........              38,473,422          37,259,857

H. Expenses:

     Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

I. Options:

     The Trust, except for the Core Bond and Money Market Fund, may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

     The Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

     Each Fund, except for the Core Bond and Money Market Fund, may purchase options which are included in the Series' Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

J. When-issued and delayed delivery transactions:

     Each Fund may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

K. Swap Agreements:

     The Trust may invest in swap agreements for the purpose of hedging against changes in interest rates or foreign currencies. Swap agreements involve the exchange by the Funds with another party of their respective commitments to pay or receive interest, (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest and/or exchange rates.

Phoenix Series Fund
Notes to Financial Statements
October 31, 1999 (continued)

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

     As compensation for their services to the Trust, the Advisers, Phoenix Investment Counsel, Inc. ("PIC"), an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), and Duff & Phelps Investment Management Co. ("DPIM"), a subsidiary of Phoenix Investment Partners, Ltd., formerly Phoenix, Duff & Phelps Corporation, which is an indirect majority owned subsidiary of PHL are entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate Series:

                                         1st $1       $1-2         $2+
Series                                  Billion     Billion      Billion
------                                  -------     -------      -------
Core Bond Fund ..................        0.45%       0.40%        0.35%
Aggressive Growth Fund ..........        0.70%       0.65%        0.60%
Capital Growth Fund .............        0.70%       0.65%        0.60%
High Yield Fund .................        0.65%       0.60%        0.55%
Money Market Fund ...............        0.40%       0.35%        0.30%
Balanced Fund ...................        0.55%       0.50%        0.45%

     The Adviser has agreed to assume expenses and reduce the advisory fee for the benefit of the Money Market Fund to the extent that total expenses (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) exceed 0.85% for Class A shares and 1.60% for Class B shares of the average of the aggregate daily net asset value.

     Effective October 8, 1999, DPIM was appointed Adviser to the Core Bond Fund. DPIM was substituted for PIC under the investment management agreement for the Fund. Roger Engemann & Associates, Inc. ("REA") became the subadvisor to the Aggressive Growth Fund and Capital Growth Fund effective June 25, 1998 and August 6, 1999, respectively. For its services, REA is paid a fee by the Adviser equal to 0.20% of the average daily net assets of the Aggressive Growth Fund up to $262 million, 0.35% of such value between $262 million and $1 billion, 0.325% of such value between $1 billion and $2 billion and 0.30% of such value in excess of $2 billion and a fee equal to 0.10% of the average daily net assets of the Capital Growth Fund up to $3 billion and 0.30% of such value in excess of $3 billion. REA is a wholly-owned subsidiary of Pasadena Capital Corporation which in turn is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd., an indirect, majority-owned subsidiary of PHL.

     Phoenix Equity Planning Corporation (PEPCO), an indirect majority-owned subsidiary of PHL, which serves as the national distributor of the Trust's shares, has advised the Trust that it retained selling commissions of $390,176 for Class A shares, deferred sales charges of $720,666 for Class B shares and $1,586 for Class C shares, for the year ended October 31, 1999. In addition, each Series except the Money Market Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of each Fund; the distribution fee for the Money Market Fund is 0%, 0.75% and 1.00% for Class A, Class B and Class C, respectively. The distributor has advised the Trust that of the total amount expensed for the year ended October 31, 1999, $3,306,183 was earned by the Distributor, $10,841,983 was earned by unaffiliated participants, and $1,456,300 was paid to W.S. Griffith, an indirect subsidiary of PHL.

     As Financial Agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. The current fee schedule of PFPC Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

     PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended October 31, 1999, transfer agent fees were $7,486,526 of which PEPCO retained $3,352,348 which is net of fees paid to State Street.

     At October 31, 1999, PHL and affiliates held Phoenix Series Fund shares which aggregated the following:

                                                                      Aggregate
                                                                      Net Asset
                                                          Shares         Value
                                                        ----------    ----------
Core Bond Fund .................................               339   $1,2213,065
Aggressive Growth Fund .........................            14,432       337,709
High Yield Fund ................................               481         3,622
Money Market Fund ..............................        13,756,223    13,756,223

     The Adviser voluntarily contributed capital to Phoenix-Engemann Capital Growth Fund in the amount of $4,720,017 as disclosed in the statement of changes. This contribution offset losses realized on the sale of certain securities by the Fund. The Adviser received no shares of beneficial interest or other consideration in exchange for this contribution which increased the net asset value of the Fund.

3. PURCHASE AND SALE OF SECURITIES

     Purchases and sales of securities during the year ended October 31, 1999 (excluding U.S. Government and agency securities and short-term securities) aggregated the following:

                                                    Purchases         Sales
                                                 --------------   --------------
Core Bond Fund ................................. $1,123,248,056   $1,172,557,114
Aggressive Growth Fund .........................    501,223,830      523,163,874
Capital Growth Fund ............................  2,722,842,911    3,024,288,191
High Yield Fund ................................    347,675,776      402,017,278
Balanced Fund ..................................    706,547,836      846,601,256

Phoenix Series Fund
Notes to Financial Statements
October 31, 1999 (continued)

     Purchases and sales of U.S. Government and agency securities during the year ended October 31, 1999, aggregated the following:

                                                        Purchases     Sales
                                                      ------------ ------------
Core Bond Fund .................................      $168,432,248 $137,845,917
Balanced Fund ..................................       143,670,001  166,059,720

     At October 31, 1999, the High Yield Fund had the following swap agreements outstanding:

                                                                    Unrealized
                                                                   Appreciation
Notional Amount                                                   (Depreciation)
--------------                                                     ------------
$2,880,900          Agreement with Chase Manhattan Bank
                    terminating on November 1, 2001 to
                    receive interest at 14.23% in exchange
                    for payment of 11.875% on EUR 2,700,000              $30,710

$4,200,000          Agreement with Morgan Stanley Capital
                    Services Inc. terminating on November 1,
                    2004 to receive interest at 13.26% in
                    exchange for payment of 11.25% on EUR
                    4,000,000                                                  0
                                                                         -------
                                                                         $30,710

4. CREDIT RISK

     In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

5. CAPITAL LOSS CARRYOVERS

     The following Funds have capital loss carryforwards which may be used to offset future capital gains.

                                                     Core Bond       High Yield
Expiration Date                                     Fund Series        Fund
---------------                                     -----------     ------------
2002 ..........................................    $ 15,893,108     $114,103,053
2003 ..........................................            --         46,929,335
2004 ..........................................       2,433,827             --
2006 ..........................................            --          1,533,950
2007 ..........................................       6,429,814       38,223,988
                                                   ------------     ------------
Total .........................................    $ 14,756,749     $100,790,326
                                                   ============     ============

     For the fiscal year ended October 31, 1999, the Aggressive Growth Fund had losses deferred in the prior year of $6,125,513 which were utilized in the current year.

6. RECLASS OF CAPITAL ACCOUNTS

     In accordance with accounting pronouncements, the Funds have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of October 31, 1999, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

                                                    Accumulated       Capital
                                  Undistributed    net realized     in on shares
                                 net investment        gain        of beneficial
                                  income (loss)       (loss)          interest
                                   -----------      ----------      -----------
Core Bond Fund ...............     $ 1,093,276      $(1148,386      $(1,241,662)
Aggressive Growth Fund .......       1,493,317      (1,493,317)            --
Capital Growth Fund ..........       7,296,538          (5,413)      (7,291,125)
High Yield Fund ..............         553,988        (393,597)        (160,391)
Balanced Fund ................         882,023        (282,823)        (599,200)

TAX INFORMATION NOTICE (Unaudited)

     For the fiscal year ended October 31, 1999, the following Funds distributed long-term capital gain dividends as follows:

Capital Growth Fund ..................................              $237,509,989
Balanced Fund ........................................                60,425,242

     For federal income tax purposes, 18.37% of the ordinary income dividends paid by the Balanced Fund qualify for the dividends received deduction for corporate shareholders.

This report is not authorized for distribution to prospective investors in the Phoenix Series Fund unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, Fund's record and other pertinent information.

REPORT OF INDEPENDENT ACCOUNTANTS

[PRICEWATERHOUSECOOPERS LOGO]

To the Trustees and Shareholders of
Phoenix Series Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Duff & Phelps Core Bond Fund, Phoenix-Engemann Aggressive Growth Fund, Phoenix-Engemann Capital Growth Fund, Phoenix-Goodwin High Yield Fund, Phoenix-Goodwin Money Market Fund and Phoenix-Oakhurst Balanced Fund (formerly known as Phoenix U.S. Government Securities Fund Series, Phoenix Aggressive Growth Fund Series, Phoenix Growth Fund Series, Phoenix High Yield Fund Series, Phoenix Money Market Fund Series, and Phoenix Balanced Fund Series, respectively) (constituting the Phoenix Series Fund, hereinafter referred to as the "Fund") at October 31, 1999, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

[PRICEWATERHOUSECOOPERS SIGNATURE]

Boston, Massachusetts
December 16, 1999

RESULTS OF SHAREHOLDER MEETING (Unaudited)

A special meeting of Shareholders of the Phoenix Series Fund was held on August 6, 1999 to approve the following matters:

o  Fix the number of trustees at twelve and elect such number as detailed below.

o Ratification of the selection of PricewaterhouseCoopers LLP as the Trust's independent auditors for the fiscal year ending October 31, 1999.

o Approval of a change in the investment objective (Phoenix-Duff & Phelps Core Bond Fund only)

o Approval of an advisory agreement with Duff & Phelps Investment Management Co. (Phoenix-Duff & Phelps Core Bond Fund only)

o Approval of a subadvisory agreement with Roger Engemann & Associates, Inc. (Phoenix-Engemann Capital Growth Fund only)

On the record date for this meeting, the number of shares outstanding and the number of shares entitled to vote that were present by proxy were as follows:

                                                              Shares entitled to
                                                    Shares      vote that were
                                                 outstanding   present by proxy
                                                 -----------  ------------------
Phoenix Series Fund                              517,161,755         53.41%
Phoenix-Duff & Phelps Core Bond Fund             118,654,841         52.59%
Phoenix-Engemann Capital Growth Fund             102,906,168         53.57%

NUMBER OF VOTES
                                                     For           Withheld
                                                 -----------       --------
1. Election of Trustees
   Robert Chesek                                 271,263,135       4,946,866
   E. Virgil Conway                              271,098,150       5,111,851
   Harry Dalzell-Payne                           271,120,831       5,089,170
   Francis E. Jeffries                           271,169,550       5,040,451
   Leroy Keith, Jr                               271,391,998       4,818,003
   Philip R. McLoughlin                          271,295,037       4,914,964
   Everett L. Morris                             271,098,294       5,111,707
   James M. Oates                                271,216,556       4,993,445
   Calvin J. Pedersen                            271,270,043       4,939,958
   Herbert Roth, Jr                              271,117,366       5,092,635
   Richard E. Segerson                           271,243,085       4,966,916
   Lowell P. Weicker, Jr                         270,570,097       5,639,904

                                                          For         Withheld     Abstain
                                                      -----------    ---------    ---------
2.  PricewaterhouseCoopers LLP                        268,349,273    1,720,077    6,140,651
3.  Approval of  investment objective change          116,689,003    1,294,242    1,415,463
4.  Approval of investment advisory agreement         119,109,017    1,240,605    1,460,215
5.  Approval of investment subadvisory agreement      151,642,749    1,328,281    2,157,589

Phoenix Series Fund                               Investment Advisers
101 Munson Street                                 Phoenix Investment Counsel, Inc.
Greenfield, Massachusetts 01301                   56 Prospect Street
                                                  Hartford, Connecticut 06115-0480
Trustees
Robert Chesek                                     Duff & Phelps Investment Management
E. Virgil Conway                                  (Core Bond Fund)
Harry Dalzell-Payne                               55 East Monroe Street
Francis E. Jeffries                               Chicago, IL 60603
Leroy Keith, Jr.
Philip R. McLoughlin                              Principal Underwriter
Everett L. Morris                                 Phoenix Equity Planning Corporation
James M. Oates                                    100 Bright Meadow Boulevard
Calvin J. Pedersen                                P.O. Box 2200
Herbert Roth, Jr.                                 Enfield, Connecticut 06083-2200
Richard E. Segerson
Lowell P. Weicker, Jr.                            Transfer Agent
                                                  Phoenix Equity Planning Corporation
Officers                                          100 Bright Meadow Boulevard
Philip R. McLoughlin, President                   P.O. Box 2200
Michael E. Haylon, Executive Vice President       Enfield, Connecticut 06083-2200
John F. Sharry, Executive Vice President
J. Roger Engemann, Senior Vice President          Custodian
James D. Wehr, Senior Vice President              State Street Bank and Trust Company
David L. Albrycht, Vice President                 P.O. Box 351
Steven L. Colton, Vice President                  Boston, Massachusetts 02101
Christopher J. Kelleher, Vice President
James E. Mair, Vice President                     Independent Accountants
William R. Moyer, Executive Vice President        PricewaterhouseCoopers LLP
Timothy P. Norman, Vice President                 160 Federal Street
Michael Kearney, Vice President                   Boston, Massachusetts 02110
Christopher J. Saner, Vice President
Julie L. Sapia, Vice President                    How to Contact Us
Andrew Szabo, Vice President                      The Fund Connection              1-800-243-1574
John S. Tilson, Vice President                    Customer Service                 1-800-243-1574
Nancy G. Curtiss, Treasurer                       Investment Strategy Hotline      1-800-243-4361
G. Jeffrey Bohne, Secretary                                                          (option 2)
                                                  Marketing Department             1-800-243-4361
                                                                                     (option 3)
                                                  Text Telephone                   1-800-243-1926

                                                  World Wide Web address:
                                                  www.phoenixinvestments.com
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